                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-5447
                                  ----------------------------------------------

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                            64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:   06-30
                        --------------------------------------------------------

Date of reporting period:  06-30-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               June 30, 2007

[photo of summer]

Disciplined Growth Fund
Equity Growth Fund
Income & Growth Fund
Small Company Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the June 30, 2007 annual report for the American Century® Disciplined Growth, Equity Growth, Income & Growth,
and Small Company funds. This is the second annual report for the funds in the last six months; their fiscal year end changed recently to June 30. This report covers the six months since the last annual report, dated December 31,
2006.

We've compiled this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

2007 has been an eventful year for us. In the last annual report, we announced the promotion of former international equity chief investment officer (CIO)
Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May, when Mark
On joined us. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in
Singapore.

Enrique also hired Steve Lurito to fill our vacant U.S. growth equity CIO position. Steve joined us in July after spending the majority of his career as a growth manager at Warburg Pincus Asset Management. Most recently, he was CIO and partner at MUUS Asset Management LLC.

We also announced this year the promotion of former chief financial officer
Jonathan Thomas to chief executive officer. In June, Jonathan brought Barry
Fink on board to take over as chief operating officer. Barry, like Jonathan, came to us from Morgan Stanley, where he was a managing director.

We've been energized by the skills and experience that Mark, Steve, and Barry bring to our executive leadership team. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

DISCIPLINED GROWTH

EQUITY GROWTH

INCOME & GROWTH

SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     74
     Approval of Management Agreements for Disciplined Growth,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escal-ating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)        7.18%
Russell 1000 Growth Index             8.13%
Russell 1000 Value Index              6.23%

RUSSELL MIDCAP INDEX                  9.90%
Russell Midcap Growth Index          10.97%
Russell Midcap Value Index            8.69%

RUSSELL 2000 INDEX (SMALL-CAP)        6.45%
Russell 2000 Growth Index             9.33%
Russell 2000 Value Index              3.80%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Disciplined Growth

Total Returns as of June 30, 2007
                                                     Average Annual
                                                        Returns
                                                         Since         Inception
                          6 months(1)     1 year       Inception          Date

INVESTOR CLASS               7.00%        16.66%         13.56%         9/30/05

RUSSELL 1000
GROWTH INDEX(2)              8.13%        19.04%         11.74%            --

Institutional Class          7.02%        16.87%         13.77%         9/30/05

Advisor Class                6.84%        16.29%         13.26%         9/30/05

R Class                      6.68%        16.04%         12.96%         9/30/05

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Disciplined Growth

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 2005

One-Year Returns Over Life of Class
Periods ended June 30
                                        2006*    2007

Investor Class                          7.05%   16.66%

Russell 1000 Growth Index               2.02%   19.04%

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Disciplined Growth

Portfolio Managers: Bill Martin, Brian Ertley, and Lynette Pang

PERFORMANCE SUMMARY

Disciplined Growth returned 7.00%* for the six months ended June 30, 2007, compared with the 8.13% return of its benchmark, the Russell 1000 Growth
Index, and the 6.96% return of the S&P 500 Index.** Please note that
Disciplined Growth's fiscal year-end changed recently from December 31 to June
30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated December 31, 2006.

Reversing a seven-year trend, large-cap growth stocks outpaced large-company value issues in the first half of 2007. This helped Disciplined Growth, with its strong emphasis on growth stocks, outperform the broad large-cap stock indexes, such as the S&P 500.

Unfortunately, the fund underperformed the Russell 1000 Growth Index for the reporting period, primarily because of weak security selection. Although stock choices among the largest companies added value, picks in the small-cap segment of the market detracted from performance relative to the benchmark.

Nonetheless, the portfolio's small-cap holdings outperformed its large-cap positions during the period, reflecting the outperformance of small-cap growth versus large-cap growth in the broader market. As a result, our overweight position in smaller stocks added value and helped offset some of the negative effects of security selection.

TECHNOLOGY UNDERPERFORMED

By far, the information technology sector was the main factor behind
Disciplined Growth's underperformance versus its benchmark. Stock selection in nearly every segment of the technology sector detracted from results, but semiconductor makers and computers and peripherals companies had the biggest negative impact.

Graphics chipmaker NVIDIA was the most significant detractor among semiconductor companies. The underperformance was a case of bad timing -- we owned an overweight position in NVIDIA during the first quarter of the year, when the stock fell sharply in response to a cautious outlook from the company. We subsequently reduced our overweight, and the stock price recovered in the second quarter.

Data storage products maker Network Appliance and printer maker Lexmark
International both fell after lowering their earnings projections during the period. Network Appliance faced a slowdown in business spending on network storage, while Lexmark struggled with tougher price competition and higher operating costs.

Top Ten Holdings as of June 30, 2007
                                               % of net         % of net
                                             assets as of     assets as of
                                               6/30/07          12/31/06

Cisco Systems Inc.                               3.5%             2.5%
International Business Machines Corp.            2.9%             3.9%
Monsanto Co.                                     2.6%             0.3%
Boeing Co.                                       2.5%             2.3%
Microsoft Corporation                            2.5%             0.7%
Eli Lilly and Company                            2.4%              --
National Oilwell Varco, Inc.                     2.4%              --
Lockheed Martin Corp.                            2.3%             1.6%
Baxter International Inc.                        2.3%              --
Schering-Plough Corp.                            2.3%             3.4%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.
**The S&P 500 Index returned 20.59% for the one-year period ended June 30,
2007.

------
5

Disciplined Growth

The biggest individual detractor from performance relative to the index was digital media company RealNetworks, which declined substantially in the first quarter of the year after the company's earnings projections for 2007 came in significantly below analyst expectations. We subsequently sold the stock.

INDUSTRIALS AND CONSUMER DISCRETIONARY STOCKS ADDED VALUE

Stock selection worked best in the industrials and consumer discretionary sectors. The bulk of the outperformance in the industrials sector resulted from a substantial over-weight in construction & engineering firms, which benefited from very strong global demand. The top contributors included engineering services provider Chicago Bridge & Iron and construction company
Foster Wheeler.

Elsewhere in the industrials sector, machinery stocks contributed favorably to relative performance. Crane manufacturer Manitowoc also benefited from the global construction boom, delivering very robust earnings and better operating efficiencies.

In the consumer discretionary sector, multi-line retailers and consumer services providers were the best contributors. Close-out retailer Big Lots reported earnings well above expectations thanks to a restructuring program that produced better inventory control and an improved selection of merchandise. ITT Educational Services, which operates technical schools, benefited from strong enrollment growth and improved student retention.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half of 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. An environment of economic uncertainty, along with slower corporate earnings growth, has historically been favorable for large-cap growth stocks.

Our focus remains on our disciplined investment approach, which we believe will produce favorable results over the long term.

Disciplined Growth's Five Largest Overweights
as of June 30, 2007
                                                 % of             % of
                                             portfolio's      Russell 1000
                                                stocks        Growth Index

National Oilwell Varco, Inc.                    2.39%             0.24%
Monsanto Co.                                    2.57%             0.48%
Eli Lilly and Company                           2.43%             0.35%
McGraw-Hill Companies, Inc. (The)               2.25%             0.30%
Lockheed Martin Corp.                           2.36%             0.43%

Disciplined Growth's Five Largest Underweights
as of June 30, 2007
                                                 % of             % of
                                             portfolio's      Russell 1000
                                                stocks        Growth Index

Schlumberger Ltd.                                 --              1.30%
Exxon Mobil Corp.                                 --              1.25%
Merck & Co., Inc.                                 --              1.16%
Altria Group Inc.                                 --              1.09%
Intel Corp.                                     0.75%             1.79%

------
6

SCHEDULE OF INVESTMENTS
Disciplined Growth

JUNE 30, 2007

Shares                           ($ IN THOUSANDS)                            Value

Common Stocks -- 99.3%

AEROSPACE & DEFENSE -- 4.9%
       8,294  Boeing Co.                                                     $ 797
       7,857  Lockheed Martin Corp.                                            740
                                                                         ---------
                                                                             1,537
                                                                         ---------
BEVERAGES -- 0.5%
       2,291  PepsiCo, Inc.                                                    149
                                                                         ---------
BIOTECHNOLOGY -- 2.4%
       1,593  Amgen Inc.(1)                                                     88
       8,232  Gilead Sciences, Inc.(1)                                         319
       9,503  OSI Pharmaceuticals Inc.(1)(2)                                   344
                                                                         ---------
                                                                               751
                                                                         ---------
CAPITAL MARKETS -- 0.3%
       1,370  Blackstone Group L.P. (The)(1)                                    40
       2,266  SEI Investments Co.                                               66
                                                                         ---------
                                                                               106
                                                                         ---------
CHEMICALS -- 3.5%
       2,434  Celanese Corp., Series A                                          94
       7,222  H.B. Fuller Company(2)                                           216
      11,917  Monsanto Co.                                                     805
                                                                         ---------
                                                                             1,115
                                                                         ---------
COMMERCIAL SERVICES & SUPPLIES -- 1.0%
       1,084  Dun & Bradstreet Corp.                                           112
       2,285  Knoll Inc.(2)                                                     51
       8,363  Steelcase Inc. Cl A                                              155
                                                                         ---------
                                                                               318
                                                                         ---------
COMMUNICATIONS EQUIPMENT -- 4.9%
      39,117  Cisco Systems Inc.(1)                                          1,089
      10,247  Interdigital Communications Corp.(1)(2)                          330
       2,896  QUALCOMM Inc.                                                    126
                                                                         ---------
                                                                             1,545
                                                                         ---------
COMPUTERS & PERIPHERALS -- 5.2%
       5,722  Apple Inc.(1)                                                    698
      14,400  Hewlett-Packard Co.                                              643
      10,459  Network Appliance, Inc.(1)                                       305
                                                                         ---------
                                                                             1,646
                                                                         ---------
CONSTRUCTION & ENGINEERING -- 2.6%
      14,083  Chicago Bridge & Iron Company New York Shares                    531
       2,635  Foster Wheeler Ltd.(1)                                           282
                                                                         ---------
                                                                               813
                                                                         ---------
CONSUMER FINANCE -- 0.9%
       4,858  American Express Co.                                             297
                                                                         ---------

Shares                           ($ IN THOUSANDS)                            Value

CONTAINERS & PACKAGING -- 1.0%
       7,574  Sonoco Products Co.                                            $ 324
                                                                         ---------
DIVERSIFIED CONSUMER SERVICES -- 1.8%
       3,858  ITT Educational Services Inc.(1)                                 453
       2,509  Sotheby's                                                        115
                                                                         ---------
                                                                               568
                                                                         ---------
DIVERSIFIED FINANCIAL SERVICES -- 2.4%
      10,348  McGraw-Hill Companies, Inc. (The)                                704
         705  NYSE Euronext, Inc.                                               52
                                                                         ---------
                                                                               756
                                                                         ---------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
       3,100  NeuStar, Inc. Cl A(1)(2)                                          90
      33,478  Qwest Communications International Inc.(1)(2)                    325
                                                                         ---------
                                                                               415
                                                                         ---------
ELECTRIC UTILITIES -- 0.5%
       5,694  Reliant Energy, Inc.(1)                                          153
                                                                         ---------
ELECTRICAL EQUIPMENT -- 1.1%
       2,557  Acuity Brands Inc.                                               154
         802  Belden Inc.(2)                                                    44
       9,472  GrafTech International Ltd.(1)(2)                                160
                                                                         ---------
                                                                               358
                                                                         ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
       3,749  Dolby Laboratories Inc. Cl A(1)                                  133
                                                                         ---------
ENERGY EQUIPMENT & SERVICES -- 2.6%
       1,869  Halliburton Co.                                                   64
       7,192  National Oilwell Varco, Inc.(1)                                  750
                                                                         ---------
                                                                               814
                                                                         ---------
FOOD & STAPLES RETAILING -- 0.9%
         357  Kroger Co. (The)                                                  10
       1,717  Walgreen Co.                                                      75
       3,911  Wal-Mart Stores, Inc.                                            188
                                                                         ---------
                                                                               273
                                                                         ---------
FOOD PRODUCTS -- 1.4%
       8,459  Kellogg Co.                                                      438
                                                                         ---------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
      12,935  Baxter International Inc.                                        729
                                                                         ---------
HEALTH CARE PROVIDERS & SERVICES -- 5.7%
         905  Apria Healthcare Group Inc.(1)                                    26
         447  Coventry Health Care Inc.(1)                                      26
       7,142  Express Scripts, Inc.(1)                                         357
       3,359  Healthspring Inc.(1)                                              64
      10,222  Humana Inc.(1)                                                   622

------
7

Disciplined Growth
Shares                           ($ IN THOUSANDS)                            Value

       2,868  Medco Health Solutions Inc.(1)                                 $ 224
       1,600  UnitedHealth Group Inc.                                           82
       4,504  WellCare Health Plans Inc.(1)                                    408
                                                                         ---------
                                                                             1,809
                                                                         ---------
HOTELS, RESTAURANTS & LEISURE(3)
         346  Choice Hotels International Inc.                                  14
                                                                         ---------
HOUSEHOLD DURABLES -- 0.2%
       2,257  Blyth, Inc.                                                       60
                                                                         ---------
HOUSEHOLD PRODUCTS -- 1.9%
       4,822  Clorox Company                                                   300
       1,300  Colgate-Palmolive Co.                                             84
       2,142  Energizer Holdings Inc.(1)                                       213
                                                                         ---------
                                                                               597
                                                                         ---------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.9%
       4,400  TXU Corp.                                                        296
                                                                         ---------
INDUSTRIAL CONGLOMERATES -- 1.5%
      10,029  General Electric Co.                                             384
       1,214  McDermott International, Inc.(1)                                 101
                                                                         ---------
                                                                               485
                                                                         ---------
INSURANCE -- 2.6%
       2,078  Aflac Inc.                                                       107
       2,401  Axis Capital Holdings Ltd.                                        98
         993  Chubb Corp.                                                       54
       5,606  Hartford Financial Services Group Inc. (The)                     551
                                                                         ---------
                                                                               810
                                                                         ---------
INTERNET & CATALOG RETAIL -- 1.1%
       4,895  Amazon.com, Inc.(1)                                              335
                                                                         ---------
INTERNET SOFTWARE & SERVICES -- 0.9%
       3,718  eBay Inc.(1)                                                     120
         313  Google Inc. Cl A(1)                                              163
                                                                         ---------
                                                                               283
                                                                         ---------
IT SERVICES -- 7.2%
      15,310  Accenture Ltd. Cl A                                              657
       8,194  Electronic Data Systems Corp.                                    227
       8,689  International Business Machines Corp.                            915
      15,950  Total System Services Inc.(2)                                    471
                                                                         ---------
                                                                             2,270
                                                                         ---------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
       3,108  Mattel, Inc.                                                      79
                                                                         ---------
MACHINERY -- 3.8%
       7,979  Caterpillar Inc.                                                 625
       7,147  Manitowoc Co., Inc. (The)                                        574
                                                                         ---------
                                                                             1,199
                                                                         ---------

Shares                           ($ IN THOUSANDS)                            Value

MEDIA -- 6.0%
         896  Citadel Broadcasting Corp.                                        $6
      15,835  DIRECTV Group, Inc. (The)(1)                                     366
      13,737  EchoStar Communications Corp. Cl A(1)                            595
      22,053  Lions Gate Entertainment Corp.(1)(2)                             243
       4,159  Morningstar, Inc.(1)(2)                                          196
       3,465  Regal Entertainment Group CI A                                    76
      11,678  Walt Disney Co. (The)                                            399
                                                                         ---------
                                                                             1,881
                                                                         ---------
MULTILINE RETAIL -- 2.4%
      14,836  Big Lots, Inc.(1)(2)                                             437
       4,466  Kohl's Corp.(1)                                                  317
                                                                         ---------
                                                                               754
                                                                         ---------
PERSONAL PRODUCTS -- 0.1%
         520  NBTY Inc.(1)                                                      22
                                                                         ---------
PHARMACEUTICALS -- 8.4%
         706  Abbott Laboratories                                               38
       5,361  Abraxis BioScience Inc.(1)(2)                                    119
       4,468  Biovail Corp.                                                    114
      13,653  Eli Lilly and Company                                            763
       8,628  Forest Laboratories, Inc.(1)                                     394
       5,872  Johnson & Johnson                                                362
       6,210  MGI Pharma Inc.(1)(2)                                            139
      23,729  Schering-Plough Corp.                                            722
                                                                         ---------
                                                                             2,651
                                                                         ---------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.1%
       2,991  Jones Lang LaSalle Inc.                                          339
                                                                         ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.3%
       2,715  Amkor Technology Inc.(1)(2)                                       43
      10,189  Integrated Device Technology Inc.(1)                             156
       9,880  Intel Corp.                                                      235
       5,606  MEMC Electronic Materials Inc.(1)                                342
       3,990  NVIDIA Corp.(1)                                                  165
       4,841  Teradyne, Inc.(1)                                                 85
                                                                         ---------
                                                                             1,026
                                                                         ---------
SOFTWARE -- 5.3%
      18,017  Aspen Technology, Inc.(1)(2)                                     252
       2,598  BMC Software Inc.(1)                                              79
      26,724  Microsoft Corporation                                            787
       3,863  Nuance Communications, Inc.(1)(2)                                 65
      24,662  Oracle Corp.(1)                                                  486
                                                                         ---------
                                                                             1,669
                                                                         ---------

------
8

Disciplined Growth
Shares                           ($ IN THOUSANDS)                            Value

SPECIALTY RETAIL -- 4.2%
       1,283  Aeropostale Inc.(1)(2)                                           $53
      15,359  American Eagle Outfitters, Inc.                                  394
         884  AutoZone, Inc.(1)                                                121
       7,798  Gymboree Corp.(1)(2)                                             307
      13,550  RadioShack Corp.                                                 450
                                                                         ---------
                                                                             1,325
                                                                         ---------
TOBACCO -- 0.6%
       2,691  Loews Corp. - Carolina Group                                     208
                                                                         ---------
TOTAL COMMON STOCKS
(Cost $28,169)                                                              31,350
                                                                         ---------

Temporary Cash Investments -- 0.6%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.25%,
1/15/14, valued at $204), in a joint trading account at 4.25%, dated
6/29/07, due 7/2/07 (Delivery value $200)
(Cost $200)                                                                    200
                                                                         ---------

Shares                           ($ IN THOUSANDS)                            Value

Temporary Cash Investments - Securities Lending Collateral(4) -- 8.5%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value
$2,675)
(Cost $2,674)                                                              $ 2,674
                                                                         ---------
TOTAL INVESTMENT SECURITIES -- 108.4%
(Cost $31,043)                                                              34,224
                                                                         ---------
OTHER ASSETS AND LIABILITIES -- (8.4)%                                     (2,665)
                                                                         ---------
TOTAL NET ASSETS -- 100.0%                                                $ 31,559
                                                                         =========

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Equity Growth

Total Returns as of June 30, 2007
                                             Average Annual Returns
                     6                             10         Since     Inception
                     months(1)   1 year   5 years   years   Inception      Date

INVESTOR CLASS         6.52%     18.09%   11.71%    7.78%     11.45%      5/9/91

S&P 500 INDEX(2)       6.96%     20.59%   10.71%    7.13%     11.03%        --

Institutional Class    6.61%     18.32%   11.94%     --       6.70%       1/2/98

Advisor Class          6.40%     17.81%   11.43%     --       6.02%      10/9/97

C Class                                                                  7/18/01
 No sales
 charge*               5.99%     16.96%   10.62%     --       5.65%
 With sales
 charge*               4.99%     16.96%   10.62%     --       5.65%

R Class                6.27%     17.51%     --       --       10.95%     7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs). C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Equity Growth

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years
Periods ended June 30
              1998     1999     2000     2001      2002     2003    2004     2005     2006    2007

Investor
Class        37.74%   14.61%   9.35%   -15.34%   -16.81%   1.35%   21.20%   10.27%   8.79%   18.09%

S&P 500
Index        30.16%   22.76%   7.25%   -14.83%   -17.99%   0.25%   19.11%    6.32%   8.63%   20.59%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Equity Growth

Portfolio Managers: Bill Martin, Tom Vaiana, and Fei Zou

PERFORMANCE SUMMARY

Equity Growth returned 6.52%* for the six months ended June 30, 2007, trailing the 6.96% return of its benchmark, the S&P 500 Index. Please note that Equity
Growth's fiscal year-end changed recently from December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated December 31, 2006.

Equity Growth generated a solid gain in the first half of 2007 as every sector of the portfolio advanced. The leading sectors included energy, industrials, and materials, all of which benefited from improving global economic growth and rising commodity prices. Despite the favorable absolute return, however,
Equity Growth underperformed the S&P 500.

TECHNOLOGY UNDERPERFORMED

Equity Growth's information technology holdings were responsible for the lion's share of the portfolio's underperformance of the S&P 500 during the reporting period. Our investment approach emphasizes stock selection over sector weightings, but stock choices in nearly every segment of the information technology sector detracted from results. Computers and peripherals companies and Internet software and services providers had the biggest negative impact.

Lexmark International, a leading maker of printers, was the portfolio's most significant individual detractor from relative performance. Lexmark reported disappointing profits and lowered its earnings outlook amid tougher price competition and higher operating costs. Enterprise software maker BMC Software continued to reduce costs and improve profit margins, but the stock declined as the company's results failed to meet the market's expectations.

Missed opportunities in the information technology sector also weighed on relative performance. For example, underweight positions in industry bellwethers Intel and Apple hurt as these stocks generated strong returns.

HEALTH CARE ALSO DETRACTED

Apart from technology, the portfolio's health care stocks also underperformed their counterparts in the S&P 500. Several of the largest detractors from relative performance came from this sector, including biotechnology firm
Amgen, which declined amid safety concerns about one of its blockbuster drugs, and health care services provider AMERIGROUP, which struggled with higher medical costs.

Top Ten Holdings as of June 30, 2007
                                               % of net         % of net
                                             assets as of     assets as of
                                               6/30/07          12/31/06

Exxon Mobil Corp.                                5.2%             5.1%
Citigroup Inc.                                   3.4%             3.8%
International Business Machines Corp.            2.8%             2.8%
JPMorgan Chase & Co.                             2.7%             2.8%
Hewlett-Packard Co.                              2.6%             2.6%
Cisco Systems Inc.                               2.5%             1.4%
Chevron Corp.                                    2.3%             2.1%
Morgan Stanley                                   2.2%             2.3%
Walt Disney Co. (The)                            2.0%             1.0%
Goldman Sachs Group, Inc. (The)                  1.9%             1.8%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
12

Equity Growth

ENERGY AND MATERIALS STOCKS OUTPERFORMED

On the positive side, Equity Growth's energy holdings added value relative to the S&P 500. Rising energy prices during the quarter enhanced profit margins for production and refining companies, including fund overweights Marathon Oil and Tesoro. Another strong contributor was Canadian oil and natural gas producer EnCana, which has sizable natural gas reserves as well as exposure to the oil sands in Alberta. Surging natural gas prices provided a substantial lift to this stock.

Stock selection also worked well in the materials sector. The portfolio's materials holdings returned nearly 30% as a group during the six-month period, with chemicals companies producing the bulk of the outperformance. Chemicals producer Lyondell Chemical was one of the top contributors to relative performance. In addition to its specialty chemicals business, Lyondell has an oil-refining unit that contributed significantly to earnings as higher gasoline prices boosted refining profit margins.

The portfolio's best individual performer was engine maker Cummins, which gained 72% for the six-month period. The company enjoyed strong results from its power generation business, and it is also poised to benefit from the stricter emissions rules for heavy-duty trucks that will be implemented over the next several years.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half of 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. This uncertainty, along with slower corporate earnings growth, is likely to continue into the second half of the year, which could lead to a choppy market environment.

Our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Equity Growth's Five Largest Overweights
as of June 30, 2007
                                                 % of             % of
                                             portfolio's         S&P 500
                                                stocks            Index

EnCana Corp.                                    1.86%              --
International Business Machines Corp.           2.82%             1.08%
Accenture Ltd. Cl A                             1.70%              --
Hewlett-Packard Co.                             2.57%             0.88%
TXU Corp.                                       1.86%             0.23%

Equity Growth's Five Largest Underweights
as of June 30, 2007
                                                 % of             % of
                                             portfolio's         S&P 500
                                                stocks            Index

General Electric Co.                            1.45%             2.95%
Procter & Gamble Co. (The)                        --              1.44%
Microsoft Corporation                           0.50%             1.86%
American International Group, Inc.                --              1.36%
Johnson & Johnson                                 --              1.34%

------
13

SCHEDULE OF INVESTMENTS
Equity Growth

JUNE 30, 2007

Shares                           ($ IN THOUSANDS)                            Value

Common Stocks -- 99.8%

AEROSPACE & DEFENSE -- 2.0%
     138,194  Boeing Co.                                                  $ 13,289
     653,184  Lockheed Martin Corp.                                         61,484
                                                                        ----------
                                                                            74,773
                                                                        ----------
AIR FREIGHT & LOGISTICS -- 0.9%
      46,762  C.H. Robinson Worldwide Inc.                                   2,456
      84,153  FedEx Corporation                                              9,338
     292,219  United Parcel Service, Inc. Cl B                              21,332
                                                                        ----------
                                                                            33,126
                                                                        ----------
AIRLINES -- 0.1%
     212,607  Southwest Airlines Co.                                         3,170
                                                                        ----------
BEVERAGES(1)
       3,900  PepsiCo, Inc.                                                    253
                                                                        ----------
BIOTECHNOLOGY -- 1.2%
     195,580  Amgen Inc.(2)                                                 10,814
     236,603  Biogen Idec Inc.(2)                                           12,658
     488,132  Gilead Sciences, Inc.(2)                                      18,925
                                                                        ----------
                                                                            42,397
                                                                        ----------
CAPITAL MARKETS -- 4.8%
     161,374  Blackstone Group L.P. (The)(2)                                 4,723
     329,786  Goldman Sachs Group, Inc. (The)                               71,481
      93,012  Mellon Financial Corp.(3)                                      4,093
     170,106  Merrill Lynch & Co., Inc.                                     14,217
     969,025  Morgan Stanley                                                81,282
                                                                        ----------
                                                                           175,796
                                                                        ----------
CHEMICALS -- 1.9%
     995,350  Celanese Corp., Series A                                      38,600
     194,857  H.B. Fuller Company(3)                                         5,824
     741,848  Lyondell Chemical Co.                                         27,537
                                                                        ----------
                                                                            71,961
                                                                        ----------
COMMERCIAL BANKS -- 1.3%
   1,417,545  Wells Fargo & Co.                                             49,855
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 2.7%
   3,339,387  Cisco Systems Inc.(2)                                         93,002
     191,334  Interdigital Communications Corp.(2)(3)                        6,155
                                                                        ----------
                                                                            99,157
                                                                        ----------
COMPUTERS & PERIPHERALS -- 3.0%
      53,695  Apple Inc.(2)                                                  6,553
   2,123,292  Hewlett-Packard Co.                                           94,741
     160,006  NCR Corp.(2)                                                   8,407
                                                                        ----------
                                                                           109,701
                                                                        ----------

Shares                           ($ IN THOUSANDS)                            Value

CONSTRUCTION & ENGINEERING -- 1.5%
     866,508  Chicago Bridge & Iron Company New York Shares               $ 32,702
     186,680  EMCOR Group Inc.(2)(3)                                        13,609
     178,822  Perini Corp.(2)(3)                                            11,003
                                                                        ----------
                                                                            57,314
                                                                        ----------
CONSUMER FINANCE -- 1.4%
     697,665  American Express Co.                                          42,684
     335,309  AmeriCredit Corp.(2)(3)                                        8,902
                                                                        ----------
                                                                            51,586
                                                                        ----------
CONTAINERS & PACKAGING -- 1.1%
     383,133  Rock-Tenn Co. Cl A(3)                                         12,153
     673,400  Sonoco Products Co.                                           28,828
                                                                        ----------
                                                                            40,981
                                                                        ----------
DIVERSIFIED CONSUMER SERVICES -- 2.0%
     391,379  ITT Educational Services Inc.(2)(3)                           45,940
     627,328  Sotheby's(3)                                                  28,870
                                                                        ----------
                                                                            74,810
                                                                        ----------
DIVERSIFIED FINANCIAL SERVICES -- 9.3%
   1,458,837  Bank of America Corp.                                         71,323
   2,426,583  Citigroup Inc.                                               124,459
   2,083,046  JPMorgan Chase & Co.                                         100,924
     696,936  McGraw-Hill Companies, Inc. (The)                             47,447
                                                                        ----------
                                                                           344,153
                                                                        ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.2%
   1,397,789  AT&T Inc.                                                     58,008
      21,049  CenturyTel Inc.                                                1,032
     525,979  Verizon Communications Inc.                                   21,655
                                                                        ----------
                                                                            80,695
                                                                        ----------
ELECTRIC UTILITIES -- 2.0%
     194,440  El Paso Electric Co.(2)(3)                                     4,775
     412,534  Entergy Corp.                                                 44,286
     907,501  Reliant Energy, Inc.(2)(3)                                    24,457
                                                                        ----------
                                                                            73,518
                                                                        ----------
ELECTRICAL EQUIPMENT -- 0.7%
     437,463  Acuity Brands Inc.(3)                                         26,370
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     348,505  Avnet Inc.(2)                                                 13,815
                                                                        ----------
ENERGY EQUIPMENT & SERVICES -- 1.0%
      67,751  Gulfmark Offshore Inc.(2)(3)                                   3,470
      99,862  Halliburton Co.                                                3,445
     299,899  National Oilwell Varco, Inc.(2)                               31,262
                                                                        ----------
                                                                            38,177
                                                                        ----------

------
14

Equity Growth
Shares                           ($ IN THOUSANDS)                            Value

FOOD & STAPLES RETAILING -- 1.6%
   2,061,628  Kroger Co. (The)                                            $ 57,994
                                                                        ----------
FOOD PRODUCTS -- 2.5%
     847,870  Campbell Soup Co.                                             32,906
   1,009,870  General Mills, Inc.                                           58,996
                                                                        ----------
                                                                            91,902
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
   1,158,606  Baxter International Inc.                                     65,276
     620,858  Becton, Dickinson & Co.                                       46,254
      32,139  Kinetic Concepts Inc.(2)(3)                                    1,670
     235,871  Mettler-Toledo International, Inc.(2)(3)                      22,528
     119,865  West Pharmaceutical Services Inc.(3)                           5,652
                                                                        ----------
                                                                           141,380
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 4.5%
     155,247  Apria Healthcare Group Inc.(2)(3)                              4,466
     177,922  Express Scripts, Inc.(2)                                       8,898
     157,784  Healthspring Inc.(2)(3)                                        3,007
     955,102  Humana Inc.(2)                                                58,176
     557,830  McKesson Corp.                                                33,269
       5,263  UnitedHealth Group Inc.                                          269
     634,621  WellCare Health Plans Inc.(2)(3)                              57,440
                                                                        ----------
                                                                           165,525
                                                                        ----------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
     459,478  Choice Hotels International Inc.(3)                           18,158
     271,289  McDonald's Corporation                                        13,771
                                                                        ----------
                                                                            31,929
                                                                        ----------
HOUSEHOLD DURABLES -- 1.5%
      72,228  NVR, Inc.(2)(3)                                               49,097
     156,360  Snap-on Incorporated                                           7,898
                                                                        ----------
                                                                            56,995
                                                                        ----------
HOUSEHOLD PRODUCTS -- 1.6%
     155,652  Colgate-Palmolive Co.                                         10,094
     506,645  Energizer Holdings Inc.(2)(3)                                 50,462
                                                                        ----------
                                                                            60,556
                                                                        ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 2.9%
   1,725,464  AES Corp. (The)(2)                                            37,753
       1,262  Dynegy Inc. Cl A(2)                                               12
   1,018,604  TXU Corp.                                                     68,552
                                                                        ----------
                                                                           106,317
                                                                        ----------
INDUSTRIAL CONGLOMERATES -- 1.4%
   1,398,795  General Electric Co.                                          53,546
                                                                        ----------
INSURANCE -- 5.4%
     192,942  Ace, Ltd.                                                     12,063
     846,030  American Financial Group, Inc.(3)                             28,892

Shares                           ($ IN THOUSANDS)                            Value

     543,563  Arch Capital Group Ltd.(2)(3)                               $ 39,430
     766,077  Aspen Insurance Holdings Ltd.(3)                              21,504
   1,013,025  Axis Capital Holdings Ltd.                                    41,179
     513,738  Berkley (W.R.) Corp.(3)                                       16,717
     977,583  Endurance Specialty Holdings Ltd.(3)                          39,142
                                                                        ----------
                                                                           198,927
                                                                        ----------
INTERNET & CATALOG RETAIL(1)
      13,727  Priceline.com Inc.(2)(3)                                         944
                                                                        ----------
IT SERVICES -- 5.1%
   1,463,619  Accenture Ltd. Cl A                                           62,775
      58,017  Acxiom Corp.                                                   1,535
     351,975  Electronic Data Systems Corp.                                  9,760
     989,123  International Business Machines Corp.                        104,104
     291,343  Total System Services Inc.(3)                                  8,598
                                                                        ----------
                                                                           186,772
                                                                        ----------
LEISURE EQUIPMENT & PRODUCTS -- 1.4%
     710,152  Hasbro, Inc.                                                  22,306
   1,217,626  Mattel, Inc.                                                  30,794
                                                                        ----------
                                                                            53,100
                                                                        ----------
MEDIA -- 4.8%
   1,087,616  DIRECTV Group, Inc. (The)(2)                                  25,135
   1,187,616  EchoStar Communications Corp. Cl A(2)                         51,507
     118,588  Omnicom Group Inc.                                             6,276
     676,477  Regal Entertainment Group CI A(3)                             14,835
     284,224  Sinclair Broadcast Group, Inc. Cl A(3)                         4,042
   2,171,706  Walt Disney Co. (The)                                         74,141
                                                                        ----------
                                                                           175,936
                                                                        ----------
METALS & MINING -- 0.1%
      90,139  Nucor Corp.                                                    5,287
                                                                        ----------
MULTILINE RETAIL -- 1.5%
   1,259,323  Big Lots, Inc.(2)(3)                                          37,050
     385,860  Dollar Tree Stores Inc.(2)                                    16,804
       2,311  Kohl's Corp.(2)                                                  164
                                                                        ----------
                                                                            54,018
                                                                        ----------
OFFICE ELECTRONICS -- 0.7%
   1,458,526  Xerox Corp.(2)                                                26,954
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 12.3%
   1,028,485  Chevron Corp.                                                 86,639
     658,642  ConocoPhillips                                                51,703
   1,119,533  EnCana Corp.                                                  68,795
   2,273,076  Exxon Mobil Corp.                                            190,665
      49,151  Holly Corp.                                                    3,647
     626,669  Marathon Oil Corp.                                            37,575

------
15

Equity Growth
Shares                           ($ IN THOUSANDS)                            Value

     213,428  Valero Energy Corp.                                         $ 15,764
                                                                        ----------
                                                                           454,788
                                                                        ----------
PHARMACEUTICALS -- 2.3%
     695,534  Biovail Corp.                                                 17,680
      94,457  Merck & Co., Inc.                                              4,704
   2,404,647  Pfizer Inc.                                                   61,487
                                                                        ----------
                                                                            83,871
                                                                        ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
     116,146  Jones Lang LaSalle Inc.(3)                                    13,183
                                                                        ----------
ROAD & RAIL -- 0.7%
      96,771  Burlington Northern Santa Fe Corp.                             8,239
     117,238  CSX Corporation                                                5,285
     106,923  Norfolk Southern Corp.                                         5,621
      74,302  Union Pacific Corp.                                            8,556
                                                                        ----------
                                                                            27,701
                                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
     745,079  Amkor Technology Inc.(2)(3)                                   11,735
     836,600  Applied Materials, Inc.                                       16,623
     962,559  Teradyne, Inc.(2)                                             16,922
                                                                        ----------
                                                                            45,280
                                                                        ----------
SOFTWARE -- 0.9%
     392,196  BMC Software Inc.(2)                                          11,884
     621,890  Microsoft Corporation                                         18,326
     200,855  Oracle Corp.(2)                                                3,959
                                                                        ----------
                                                                            34,169
                                                                        ----------
SPECIALTY RETAIL -- 2.3%
     276,595  American Eagle Outfitters, Inc.                                7,097
     301,100  AutoZone, Inc.(2)                                             41,137
      56,311  Gymboree Corp.(2)(3)                                           2,219
   1,054,938  RadioShack Corp.(3)                                           34,961
                                                                        ----------
                                                                            85,414
                                                                        ----------
THRIFTS & MORTGAGE FINANCE -- 0.4%
     375,024  Washington Mutual, Inc.                                       15,991
                                                                        ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
      38,306  United States Cellular Corp.(2)(3)                             3,471
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $3,110,508)                                                        3,693,558
                                                                        ----------

Shares        ($ IN THOUSANDS)                                               Value

Temporary Cash Investments -- 0.2%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.25%,
1/15/14, valued at $6,229), in a joint trading account at 4.25%, dated 6/29/07, due 7/2/07 (Delivery value $6,102)
(Cost $6,100)                                                              $ 6,100
                                                                        ----------

Temporary Cash Investments - Securities Lending Collateral(4) -- 9.1%

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 6/29/07, due 7/2/07 (Delivery value
$186,508)                                                                  186,426
Repurchase Agreement, Lehman Brothers, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.37%, dated 6/29/07, due 7/2/07 (Delivery value
$100,045)                                                                  100,000
Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value
$50,022)                                                                    50,000
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $336,426)                                                            336,426
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 109.1%
(Cost $3,453,034)                                                        4,036,084
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (9.1)%                                   (337,633)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $3,698,451
                                                                        ==========

Notes to Schedule of Investments

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

(3) Security, or a portion thereof, was on loan as of June 30, 2007.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

PERFORMANCE
Income & Growth

Total Returns as of June 30, 2007
                                             Average Annual Returns
                     6                             10         Since     Inception
                     months(1)   1 year   5 years   years   Inception      Date

INVESTOR CLASS         7.67%     22.70%   11.71%    8.20%     12.86%     12/17/90

S&P 500 INDEX(2)       6.96%     20.59%   10.71%    7.13%   11.85%(3)       --

Institutional Class    7.80%     22.97%   11.93%     --       7.43%      1/28/98

Advisor Class          7.55%     22.42%   11.42%     --       6.99%      12/15/97

C Class                                                                  6/28/01
 No sales
 charge*               7.16%     21.50%   10.61%     --       5.83%
 With sales
 charge*               6.16%     21.50%   10.61%     --       5.83%

R Class                7.42%     22.09%     --       --       13.99%     8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs). C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 12/20/90, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

Income & Growth

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years
Periods ended June 30
              1998     1999     2000     2001      2002     2003    2004     2005    2006    2007

Investor
Class        34.45%   18.89%   3.72%   -11.00%   -14.32%   0.79%   21.16%   8.28%   7.24%   22.70%

S&P 500
Index        30.16%   22.76%   7.25%   -14.83%   -17.99%   0.25%   19.11%   6.32%   8.63%   20.59%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

PORTFOLIO COMMENTARY
Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, and Zili Zhang

PERFORMANCE SUMMARY

Income & Growth returned 7.67%* for the six months ended June 30, 2007, outperforming the 6.96% return of its benchmark, the S&P 500 Index. Please note that Income & Growth's fiscal year-end changed recently from December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated December 31,
2006.

On an absolute basis, nine out of the ten sectors in the portfolio contributed positively to performance. The leading sectors included energy, industrials, and materials, all of which benefited from improving global economic growth and rising commodity prices. The only sector of the portfolio to decline during the period was financials, which was weighed down by rising interest rates.

The key behind the portfolio's outperformance of the S&P 500 in the first half of 2007 was favorable stock selection. This is consistent with our investment approach, which emphasizes individual security selection over sector weightings.

MATERIALS AND INDUSTRIALS OUTPERFORMED

Stock selection worked best in the most economically sensitive segments of the market, most notably materials and industrials. The portfolio's materials holdings returned 42% as a group during the six-month period, led by chemicals companies and metals & mining stocks.

Chemicals producer Lyondell Chemical was one of the top contributors to performance. In addition to its specialty chemicals business, Lyondell has an oil-refining unit that contributed significantly to earnings as higher gasoline prices boosted refining profit margins. Other strong contributors in the materials sector included steelmaker United States Steel and copper producer Freeport-McMoRan Copper & Gold, both of which benefited from rising metals prices.

In the industrials sector, stock selection among machinery manufacturers and an underweight in industrial conglomerates added the most value. The portfolio's best individual performer was engine maker Cummins, which gained
72% for the six-month period. The company enjoyed strong results from its power generation business, and it is also poised to benefit from the stricter emissions rules for heavy-duty trucks that will be implemented over the next several years.

Top Ten Holdings as of June 30, 2007
                                               % of net         % of net
                                             assets as of     assets as of
                                               6/30/07          12/31/06

Exxon Mobil Corp.                                4.9%             5.4%
Citigroup Inc.                                   3.1%             4.6%
Bank of America Corp.                            2.9%             3.4%
Chevron Corp.                                    2.7%             2.5%
Pfizer Inc.                                      2.5%             2.4%
International Business Machines Corp.            2.4%             4.8%
JPMorgan Chase & Co.                             2.2%             1.2%
Hewlett-Packard Co.                              2.2%             2.4%
ConocoPhillips                                   2.1%             1.9%
Morgan Stanley                                   2.0%             3.3%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
19

Income & Growth

CONSUMER STOCKS ADDED VALUE

The consumer discretionary and consumer staples sectors of the portfolio also contributed to Income & Growth's outperformance of the S&P 500. Much of the outperformance in these sectors resulted from stocks we avoided or underweighted compared with the index. Examples included consumer products maker Procter & Gamble, coffee retailer Starbucks, and media companies such as
Time Warner and Comcast, all of which declined during the reporting period.

Consumer stocks in the portfolio that contributed favorably to results included household products maker Tupperware Brands and auto parts maker
ArvinMeritor.

HEALTH CARE AND FINANCIALS DETRACTED

Stock selection proved less successful in the financials sector, which included four of the ten worst relative performance contributors in the portfolio. Commercial banks with significant exposure to the mortgage sector suffered sharp declines, even if their exposure to the imploding subprime market was limited. Consequently, our overweight positions in IndyMac Bancorp and Washington Mutual detracted from performance.

Another area of relative weakness was health care, which was the best-contributing sector in 2006. Biotechnology firm Amgen, a portfolio overweight, declined amid safety concerns about one of its blockbuster drugs, while health care services provider AMERIGROUP struggled with higher medical costs.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half of 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. This uncertainty, along with slower corporate earnings growth, is likely to continue into the second half of the year, which could lead to a choppy market environment.

Our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Income & Growth's Five Largest Overweights
as of June 30, 2007
                                                 % of             % of
                                             portfolio's         S&P 500
                                                stocks            Index

Exxon Mobil Corp.                               4.91%             3.54%
International Business Machines Corp.           2.45%             1.08%
Chevron Corp.                                   2.72%             1.36%
Washington Mutual, Inc.                         1.63%             0.28%
Northrop Grumman Corp.                          1.54%             0.20%

Income & Growth's Five Largest Underweights
as of June 30, 2007
                                                 % of             % of
                                             portfolio's         S&P 500
                                                stocks            Index

General Electric Co.                            1.62%             2.95%
American International Group, Inc.              0.23%             1.36%
Procter & Gamble Co. (The)                      0.34%             1.44%
Cisco Systems Inc.                              0.18%             1.27%
Intel Corp.                                     --(1)             1.03%

(1) Security is less than 0.05% of total common stock.

------
20

SCHEDULE OF INVESTMENTS
Income & Growth

JUNE 30, 2007

Shares        ($ IN THOUSANDS)                                               Value

Common Stocks -- 99.2%

AEROSPACE & DEFENSE -- 2.3%
     285,587  Lockheed Martin Corp.                                       $ 26,882
     909,687  Northrop Grumman Corp.                                        70,837
     121,390  Raytheon Company                                               6,542
                                                                        ----------
                                                                           104,261
                                                                        ----------
AIR FREIGHT & LOGISTICS -- 1.0%
     127,882  FedEx Corporation                                             14,191
     433,283  United Parcel Service, Inc. Cl B                              31,630
                                                                        ----------
                                                                            45,821
                                                                        ----------
AIRLINES -- 0.1%
     396,260  Southwest Airlines Co.                                         5,908
                                                                        ----------
AUTO COMPONENTS -- 1.8%
   1,202,051  ArvinMeritor, Inc.(1)                                         26,686
     631,652  Magna International Inc. Cl A                                 57,474
                                                                        ----------
                                                                            84,160
                                                                        ----------
BEVERAGES -- 0.8%
     246,353  Coca-Cola Enterprises Inc.                                     5,912
     252,130  Molson Coors Brewing Co.                                      23,313
     133,223  Pepsi Bottling Group Inc.                                      4,487
     191,339  PepsiAmericas, Inc.(1)                                         4,699
                                                                        ----------
                                                                            38,411
                                                                        ----------
BIOTECHNOLOGY -- 1.4%
   1,146,292  Amgen Inc.(2)                                                 63,378
                                                                        ----------
CAPITAL MARKETS -- 6.3%
     202,835  Blackstone Group L.P. (The)(2)                                 5,937
     411,209  Goldman Sachs Group, Inc. (The)                               89,130
     502,065  Lehman Brothers Holdings Inc.                                 37,414
     828,428  Merrill Lynch & Co., Inc.                                     69,240
   1,094,000  Morgan Stanley                                                91,764
                                                                        ----------
                                                                           293,485
                                                                        ----------
CHEMICALS -- 1.7%
     943,068  Celanese Corp., Series A                                      36,572
   1,080,708  Lyondell Chemical Co.                                         40,116
                                                                        ----------
                                                                            76,688
                                                                        ----------
COMMERCIAL BANKS -- 0.2%
     130,624  Comerica Inc.                                                  7,768
                                                                        ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
     181,115  Labor Ready Inc.(1)(2)                                         4,186
     114,219  Watson Wyatt Worldwide Inc. Cl A(1)                            5,765
                                                                        ----------
                                                                             9,951
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 0.2%
     301,682  Cisco Systems Inc.(2)                                          8,402
                                                                        ----------

Shares                           ($ IN THOUSANDS)                            Value

COMPUTERS & PERIPHERALS -- 2.3%
   2,253,625  Hewlett-Packard Co.                                        $ 100,558
      70,219  Lexmark International, Inc. Cl A(2)                            3,462
     164,303  Western Digital Corp.(2)                                       3,179
                                                                        ----------
                                                                           107,199
                                                                        ----------
CONSUMER FINANCE -- 0.1%
     173,413  AmeriCredit Corp.(1)(2)                                        4,604
                                                                        ----------
CONTAINERS & PACKAGING -- 0.6%
     618,810  Sonoco Products Co.                                           26,491
                                                                        ----------
DISTRIBUTORS -- 0.2%
     620,622  Building Materials Holding Corp.(1)                            8,807
                                                                        ----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
     153,146  Sotheby's                                                      7,048
                                                                        ----------
DIVERSIFIED FINANCIAL SERVICES -- 8.3%
   2,755,368  Bank of America Corp.                                        134,710
   2,824,182  Citigroup Inc.                                               144,852
   2,132,356  JPMorgan Chase & Co.                                         103,313
                                                                        ----------
                                                                           382,875
                                                                        ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.2%
   1,265,248  AT&T Inc.                                                     52,508
      36,910  Embarq Corp.                                                   2,339
   2,224,244  Verizon Communications Inc.                                   91,572
     239,104  Windstream Corp.                                               3,529
                                                                        ----------
                                                                           149,948
                                                                        ----------
ELECTRIC UTILITIES -- 0.6%
     387,255  Edison International                                          21,732
     147,831  Progress Energy Inc.                                           6,740
                                                                        ----------
                                                                            28,472
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.0%
     343,923  Arrow Electronics, Inc.(2)                                    13,217
   1,165,138  Avnet Inc.(2)                                                 46,186
     489,373  Nam Tai Electronics, Inc.                                      5,833
   1,857,897  Vishay Intertechnology, Inc.(1)(2)                            29,392
                                                                        ----------
                                                                            94,628
                                                                        ----------
ENERGY EQUIPMENT & SERVICES -- 0.2%
   1,320,636  Grey Wolf Inc.(1)(2)                                          10,882
                                                                        ----------
FOOD & STAPLES RETAILING -- 0.2%
     324,739  Kroger Co. (The)                                               9,134
      29,611  SUPERVALU INC.                                                 1,372
                                                                        ----------
                                                                            10,506
                                                                        ----------
FOOD PRODUCTS -- 1.2%
      39,418  ConAgra Foods, Inc.                                            1,059

------
21

Income & Growth

Shares                           ($ IN THOUSANDS)                            Value

     636,196  General Mills, Inc.                                         $ 37,166
      79,261  Kraft Foods Inc. Cl A                                          2,794
       6,067  Seaboard Corp.(1)                                             14,227
                                                                        ----------
                                                                            55,246
                                                                        ----------
GAS UTILITIES -- 0.3%
      30,541  Atmos Energy Corp.(1)                                            918
     254,163  Nicor Inc.(1)                                                 10,909
                                                                        ----------
                                                                            11,827
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
     578,884  Becton, Dickinson & Co.                                       43,127
     147,682  West Pharmaceutical Services Inc.(1)                           6,963
                                                                        ----------
                                                                            50,090
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 4.6%
     640,783  Aetna Inc.                                                    31,655
     216,843  AMERIGROUP Corporation(1)(2)                                   5,161
      72,763  AmerisourceBergen Corp.                                        3,600
     400,998  Apria Healthcare Group Inc.(1)(2)                             11,537
      57,846  Coventry Health Care Inc.(2)                                   3,335
     323,207  Healthspring Inc.(2)                                           6,160
     864,561  Humana Inc.(2)                                                52,660
   1,026,745  McKesson Corp.                                                61,235
     404,840  WellCare Health Plans Inc.(2)                                 36,642
      21,672  WellPoint Inc.(2)                                              1,730
                                                                        ----------
                                                                           213,715
                                                                        ----------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
     245,466  Darden Restaurants, Inc.                                      10,798
     720,961  McDonald's Corporation                                        36,595
      84,322  Triarc Co., Inc. Cl B(1)                                       1,324
      61,956  Wyndham Worldwide Corp.(2)                                     2,247
                                                                        ----------
                                                                            50,964
                                                                        ----------
HOUSEHOLD DURABLES -- 2.8%
     105,948  Black & Decker Corporation                                     9,356
     181,503  Blyth, Inc.                                                    4,824
     391,522  KB Home(1)                                                    15,414
     598,886  Newell Rubbermaid Inc.                                        17,625
      71,305  NVR, Inc.(1)(2)                                               48,471
   1,128,921  Tupperware Brands Corp.(1)                                    32,445
                                                                        ----------
                                                                           128,135
                                                                        ----------
HOUSEHOLD PRODUCTS -- 1.8%
   1,024,643  Kimberly-Clark Corp.                                          68,538
     252,785  Procter & Gamble Co. (The)                                    15,468
                                                                        ----------
                                                                            84,006
                                                                        ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.6%
     404,787  TXU Corp.                                                     27,242
                                                                        ----------

Shares                           ($ IN THOUSANDS)                            Value

INDUSTRIAL CONGLOMERATES -- 2.1%
   1,948,148  General Electric Co.                                        $ 74,575
     783,943  Tyco International Ltd.                                       26,489
                                                                        ----------
                                                                           101,064
                                                                        ----------
INSURANCE -- 5.5%
   1,091,512  Ace, Ltd.                                                     68,241
      94,729  Allstate Corp.                                                 5,827
     294,812  American Financial Group, Inc.                                10,068
     150,214  American International Group, Inc.                            10,519
     382,337  Arch Capital Group Ltd.(2)                                    27,735
     855,065  Aspen Insurance Holdings Ltd.                                 24,002
     462,407  Axis Capital Holdings Ltd.                                    18,797
   1,024,961  Endurance Specialty Holdings Ltd.                             41,039
     174,543  Odyssey Re Holdings Corp.(1)                                   7,486
     292,338  PartnerRe Ltd.(1)                                             22,656
     199,096  XL Capital Ltd. Cl A                                          16,782
                                                                        ----------
                                                                           253,152
                                                                        ----------
INTERNET SOFTWARE & SERVICES -- 0.6%
   1,549,639  United Online, Inc.(1)                                        25,554
                                                                        ----------
IT SERVICES -- 5.6%
   1,302,230  Accenture Ltd. Cl A                                           55,853
     475,869  Acxiom Corp.                                                  12,587
     915,904  Computer Sciences Corp.(2)                                    54,176
     841,085  Electronic Data Systems Corp.                                 23,323
   1,068,173  International Business Machines Corp.                        112,425
                                                                        ----------
                                                                           258,364
                                                                        ----------
LEISURE EQUIPMENT & PRODUCTS -- 1.7%
     212,791  Eastman Kodak Co.(1)                                           5,922
   1,557,281  Hasbro, Inc.(1)                                               48,914
     915,377  Mattel, Inc.                                                  23,150
                                                                        ----------
                                                                            77,986
                                                                        ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
   1,201,493  Applera Corporation - Applied Biosystems Group                36,694
                                                                        ----------
MACHINERY -- 0.6%
     295,099  Cummins Inc.                                                  29,867
                                                                        ----------
MEDIA -- 2.1%
   1,052,342  CBS Corp. Cl B                                                35,064
     243,504  Idearc Inc.                                                    8,603
     165,780  Sinclair Broadcast Group, Inc. Cl A(1)                         2,357
   1,454,576  Walt Disney Co. (The)                                         49,660
                                                                        ----------
                                                                            95,684
                                                                        ----------

------
22

Income & Growth
Shares                           ($ IN THOUSANDS)                            Value

METALS & MINING -- 1.4%
     217,842  Freeport-McMoRan Copper & Gold, Inc.                        $ 18,042
     422,456  United States Steel Corp.                                     45,942
                                                                        ----------
                                                                            63,984
                                                                        ----------
MULTILINE RETAIL -- 0.3%
     430,790  Big Lots, Inc.(1)(2)                                          12,674
                                                                        ----------
OFFICE ELECTRONICS -- 0.7%
   1,795,935  Xerox Corp.(2)                                                33,189
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 13.6%
   1,482,637  Chevron Corp.                                                124,897
   1,256,657  ConocoPhillips                                                98,648
     590,043  EnCana Corp.(1)                                               36,258
   2,685,107  Exxon Mobil Corp.                                            225,227
     667,030  Marathon Oil Corp.                                            39,995
     597,738  Occidental Petroleum Corp.                                    34,597
     195,432  Tesoro Corp.                                                  11,169
     817,051  Valero Energy Corp.                                           60,347
                                                                        ----------
                                                                           631,138
                                                                        ----------
PHARMACEUTICALS -- 6.0%
   1,869,952  Biovail Corp.(1)                                              47,534
   1,124,484  Johnson & Johnson                                             69,291
   1,142,347  King Pharmaceuticals, Inc.(1)(2)                              23,372
     221,299  Merck & Co., Inc.                                             11,021
   4,478,818  Pfizer Inc.                                                  114,524
     777,546  ViroPharma Inc.(1)(2)                                         10,730
                                                                        ----------
                                                                           276,472
                                                                        ----------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
     907,692  iStar Financial Inc.(1)                                       40,239
     760,152  KKR Financial Holdings LLC                                    18,935
      25,682  Thornburg Mortgage Inc.(1)                                       672
                                                                        ----------
                                                                            59,846
                                                                        ----------
ROAD & RAIL -- 1.0%
     149,525  Burlington Northern Santa Fe Corp.                            12,731
     191,870  CSX Corporation                                                8,650
     190,600  Norfolk Southern Corp.                                        10,020
     121,886  Union Pacific Corp.                                           14,034
                                                                        ----------
                                                                            45,435
                                                                        ----------

Shares                           ($ IN THOUSANDS)                            Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%
   2,085,515  Amkor Technology Inc.(1)(2)                                 $ 32,847
   1,319,978  Applied Materials, Inc.                                       26,228
       4,455  Intel Corp.                                                      106
     516,629  Lam Research Corp.(2)                                         26,555
      33,671  Novellus Systems, Inc.(1)(2)                                     955
                                                                        ----------
                                                                            86,691
                                                                        ----------
SOFTWARE -- 1.8%
   2,769,407  Microsoft Corporation                                         81,615
     185,490  Sybase, Inc.(1)(2)                                             4,431
                                                                        ----------
                                                                            86,046
                                                                        ----------
SPECIALTY RETAIL -- 1.6%
     120,621  American Eagle Outfitters, Inc.                                3,095
     421,347  Brown Shoe Company, Inc.                                      10,247
      64,163  Dress Barn Inc.(1)(2)                                          1,317
   1,551,514  RadioShack Corp.(1)                                           51,417
     371,072  Rent-A-Center Inc.(1)(2)                                       9,733
                                                                        ----------
                                                                            75,809
                                                                        ----------
THRIFTS & MORTGAGE FINANCE -- 2.9%
     397,468  Corus Bankshares Inc.(1)                                       6,860
   1,023,003  Countrywide Financial Corporation                             37,186
     573,464  IndyMac Bancorp, Inc.(1)                                      16,728
   1,752,282  Washington Mutual, Inc.                                       74,718
                                                                        ----------
                                                                           135,492
                                                                        ----------
TOBACCO -- 0.3%
      56,014  Altria Group Inc.                                              3,929
     146,648  Reynolds American Inc.(1)                                      9,561
                                                                        ----------
                                                                            13,490
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $3,583,949)                                                        4,589,549
                                                                        ----------
Temporary Cash Investments -- 0.5%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 6.00%-8.75%, 11/15/16-2/15/26, valued at $23,826), in a joint trading account at 4.10%, dated
6/29/07, due 7/2/07 (Delivery value $23,308)(3)
(Cost $23,300)                                                              23,300
                                                                        ----------

------
23

Income & Growth
Shares                           ($ IN THOUSANDS)                            Value

Temporary Cash Investments - Securities Lending Collateral(4) -- 7.5%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%,
dated 6/29/07, due 7/2/07 (Delivery
value $299,450)                                                          $ 299,318
Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value
$50,022)                                                                    50,000
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $349,318)                                                            349,318
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 107.2%
(Cost $3,956,567)                                                        4,962,167
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (7.2)%                                   (334,979)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $4,627,188
                                                                        ==========

Futures Contracts
                                                         ($ IN THOUSANDS)
                                                 Underlying Face      Unrealized
Contracts Purchased           Expiration Date    Amount at Value     Gain (Loss)

122     S&P 500 E-Mini
        Futures                September 2007         $9,257            $(173)
                                                    ==========        ==========

Notes to Schedule of Investments

(1) Security, or a portion thereof, was on loan as of June 30, 2007.

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated for futures contracts.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
24

PERFORMANCE
Small Company

Total Returns as of June 30, 2007
                                                    Average Annual
                                                        Returns
                                                              Since     Inception
                           6 months(1)  1 year   5 years    Inception      Date

INVESTOR CLASS                9.01%     11.85%    16.41%     12.79%      7/31/98

S&P SMALLCAP 600 INDEX(2)     8.56%     16.04%    14.36%     11.49%         --

Institutional Class           9.09%     12.02%    16.62%     15.73%      10/1/99

Advisor Class                 8.79%     11.52%    16.17%     12.78%       9/7/00

R Class                       8.69%     11.30%      --       17.45%      8/29/03

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
25

Small Company

Growth of $10,000 Over Life of Class

$10,000 investment made July 31, 1998

One-Year Returns Over Life of Class
Periods ended June 30
              1999*    2000     2001     2002     2003     2004     2005     2006    2007

Investor
Class         1.47%   18.69%    0.02%   13.55%    3.04%   44.46%   18.16%   8.70%   11.85%

S&P
SmallCap
600 Index     5.78%   14.39%   11.12%    0.27%   -3.58%   35.25%   13.45%   13.92%  16.04%

*From 7/31/98, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
26

PORTFOLIO COMMENTARY
Small Company

Portfolio Managers: Matti Von Turk, Tom Vaiana, and Brian Ertley

PERFORMANCE SUMMARY

Small Company returned 9.01%* for the six months ended June 30, 2007, outpacing the 8.56% return of its benchmark, the S&P SmallCap 600 Index.
Please note that Small Company's fiscal year-end changed recently from
December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated
December 31, 2006.

Small Company produced strong results during the reporting period as nearly every sector in the portfolio contributed positively to performance. The leading sectors included industrials, materials, and energy, all of which benefited from improving global economic growth and rising commodity prices.

In addition, Small Company outperformed its benchmark index in the first half of 2007 after underperforming in 2006. Strong stock selection, especially in the most economically sensitive sectors of the market, was the main reason behind the outperformance of the index.

CONSUMER DISCRETIONARY STOCKS ADDED VALUE

Stock selection was most successful in the consumer discretionary sector, led by stock choices among hotels, restaurants, and retailers. The best relative performance contributor in the consumer discretionary sector was Internet travel agency Priceline.com, which reported robust earnings as bookings in the nascent European market were stronger than expected.

Among other top contributors, close-out retailer Big Lots reported earnings well above expectations, thanks to a restructuring program that produced better inventory control and an improved selection of merchandise. Deckers
Outdoor, maker of UGG boots and Teva sandals, consistently trounced earnings expectations amid soaring sales and rising profit margins.

INDUSTRIALS ALSO OUTPERFORMED

Small Company's industrials holdings also contributed to the portfolio's outperformance of the S&P SmallCap 600. The portfolio had a substantial overweight in construction and engineering firms, which benefited from very strong global demand. Three of the portfolio's top ten relative performance contributors came from this industry, led by Foster Wheeler and Perini. Both stocks nearly doubled during the period thanks to significantly better-than-expected earnings. Foster Wheeler had exposure to the robust energy sector, while Perini booked several new projects, including the construction of a Las Vegas casino.

Top Ten Holdings as of June 30, 2007
                                               % of net         % of net
                                             assets as of     assets as of
                                               6/30/07          12/31/06

Energen Corp.                                    1.9%             1.6%
WellCare Health Plans Inc.                       1.8%             1.5%
EMCOR Group Inc.                                 1.6%             1.2%
Celanese Corp., Series A                         1.4%             1.1%
NBTY Inc.                                        1.4%             1.0%
Chicago Bridge & Iron Company New York
Shares                                           1.4%             1.0%
Loews Corp. -
Carolina Group                                   1.3%             1.4%
Mettler-Toledo
International, Inc.                              1.3%             1.1%
Priceline.com Inc.                               1.3%             0.6%
Amkor Technology Inc.                            1.3%             0.4%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
27

Small Company

Another top-performing industrials holding was engine maker Cummins, which enjoyed strong results from its power generation business. Cummins is also poised to benefit from the stricter emissions rules for heavy-duty trucks that will be implemented over the next several years.

TECHNOLOGY DETRACTED

Stock selection detracted from performance compared with the benchmark in just two sectors, and by far the most significant one was information technology.
Stock choices in nearly every segment of the information technology sector detracted from results, but electronic equipment manufacturers, software makers, and Internet software and services companies had the biggest negative impact.

The biggest individual detractor was digital media company RealNetworks, which declined substantially in the first quarter of the year after the company's earnings projections for 2007 came in significantly below analyst expectations. We subsequently sold the stock.

In the software industry, our position in business software provider
MicroStrategy hurt performance as the company reported declining licensing revenues and higher operating costs, which led to an earnings shortfall.
Another noteworthy detractor was disk drive equipment manufacturer Intevac, which provided a disappointing forecast amid weakness in the disk drive industry.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half of 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. This uncertainty, along with slower corporate earnings growth, is likely to continue into the second half of the year, which could lead to a choppy market environment.

After a challenging 2006, we are pleased that our disciplined, balanced investment approach produced better results in the first half of 2007. We believe it will continue to do so over the long term.

Small Company's Five Largest Overweights
as of June 30, 2007
                                                 % of           % of S&P
                                             portfolio's      SmallCap 600
                                                stocks            Index

WellCare Health Plans Inc.                      1.82%              --
Celanese Corp., Series A                        1.43%              --
NBTY Inc.                                       1.39%              --
Chicago Bridge & Iron Company New York
Shares                                          1.38%              --
Loews Corp. -
Carolina Group                                  1.35%              --

Small Company's Five Largest Underweights
as of June 30, 2007
                                                 % of           % of S&P
                                             portfolio's      SmallCap 600
                                                stocks            Index

Manitowoc Co., Inc. (The)                         --              0.83%
Trimble Navigation Ltd.                           --              0.64%
Shaw Group Inc., (The)                            --              0.62%
Helix Energy Solutions Group, Inc.                --              0.60%
Cabot Oil & Gas Corp.                             --              0.59%

------
28

SCHEDULE OF INVESTMENTS
Small Company

JUNE 30, 2007

Shares                           ($ IN THOUSANDS)                            Value

Common Stocks -- 99.6%

AEROSPACE & DEFENSE -- 1.8%
     217,977  Ceradyne Inc.(1)(2)                                         $ 16,122
      62,324  Cubic Corp.(2)                                                 1,881
     223,435  Curtiss-Wright Corp.(2)                                       10,414
       4,132  Ducommun Inc.(1)                                                 106
      29,181  Teledyne Technologies Inc.(1)                                  1,341
      12,400  United Industrial Corp.(2)                                       744
                                                                        ----------
                                                                            30,608
                                                                        ----------
AIR FREIGHT & LOGISTICS -- 0.6%
      79,326  EGL Inc.(1)                                                    3,688
      75,458  Forward Air Corp.(2)                                           2,572
      83,000  Hub Group Inc. Cl A(1)(2)                                      2,918
                                                                        ----------
                                                                             9,178
                                                                        ----------
AIRLINES -- 0.3%
     108,965  Frontier Airlines Holdings, Inc.(1)(2)                           610
      95,936  Mesa Air Group, Inc.(1)(2)                                       634
     180,413  SkyWest, Inc.(2)                                               4,300
                                                                        ----------
                                                                             5,544
                                                                        ----------
AUTO COMPONENTS -- 0.2%
      61,463  Aftermarket Technology Corp.(1)                                1,824
      15,868  GenTek Inc.(1)(2)                                                559
      18,230  Standard Motor Products, Inc.(2)                                 274
      37,461  Stoneridge Inc.(1)(2)                                            462
                                                                        ----------
                                                                             3,119
                                                                        ----------
BEVERAGES(3)
      11,173  Coca-Cola Bottling Co. Consolidated(2)                           562
                                                                        ----------
BIOTECHNOLOGY -- 0.9%
     397,913  OSI Pharmaceuticals Inc.(1)(2)                                14,409
      75,902  Trimeris, Inc.(1)(2)                                             519
                                                                        ----------
                                                                            14,928
                                                                        ----------
BUILDING PRODUCTS -- 0.3%
     152,721  American Woodmark Corp.                                        5,284
                                                                        ----------
CAPITAL MARKETS -- 0.9%
      15,396  Calamos Asset Management, Inc. Cl A                              393
     659,271  SWS Group Inc.(2)                                             14,254
                                                                        ----------
                                                                            14,647
                                                                        ----------
CHEMICALS -- 2.1%
     608,651  Celanese Corp., Series A                                      23,603
      44,354  H.B. Fuller Company                                            1,326
      38,872  ICO, Inc.(1)(2)                                                  411
     189,933  Pioneer Companies Inc.(1)(2)                                   6,528

Shares                           ($ IN THOUSANDS)                            Value

     121,288  Terra Industries Inc.(1)(2)                                  $ 3,083
                                                                        ----------
                                                                            34,951
                                                                        ----------
COMMERCIAL BANKS -- 4.4%
      56,136  BancFirst Corp.(2)                                             2,404
     313,312  Bank of Hawaii Corporation                                    16,180
      23,378  Banner Corp.(2)                                                  796
         962  Center Financial Corp.(2)                                         16
      76,311  City Holding Company                                           2,925
     151,510  City National Corp.(2)                                        11,528
     113,201  Commerce Bancshares, Inc.                                      5,128
      10,957  Community Trust Bancorp Inc.(2)                                  354
     175,052  East West Bancorp, Inc.(2)                                     6,806
      49,045  Financial Institutions, Inc.                                     990
      15,182  First Citizens BancShares, Inc.                                2,951
      58,062  First Regional Bancorp(1)(2)                                   1,477
      34,096  FNB Corp.(2)                                                     571
       2,788  Greene Bancshares Inc.                                            87
      40,148  Intervest Bancshares Corp. CI A(2)                             1,131
       7,665  NBT Bancorp Inc.(2)                                              173
     188,675  Pacific Capital Bancorp(2)                                     5,090
      34,860  Preferred Bank(2)                                              1,394
      97,691  Prosperity Bancshares, Inc.(2)                                 3,200
       5,018  Southwest Bancorp Inc.(2)                                        121
      77,644  Sterling Financial Corp.(2)                                      817
      63,864  SVB Financial Group(1)(2)                                      3,392
      11,142  Taylor Capital Group Inc.                                        307
      57,721  Trustmark Corp.(2)                                             1,493
      32,420  Vineyard National Bancorp(2)                                     745
      20,349  WesBanco, Inc.(2)                                                600
       3,955  West Coast Bancorp(2)                                            120
      56,144  Whitney Holding Corp.(2)                                       1,690
       8,503  Wilshire Bancorp, Inc.(2)                                        104
                                                                        ----------
                                                                            72,590
                                                                        ----------
COMMERCIAL SERVICES & SUPPLIES -- 3.6%
     117,720  AMREP Corp.(2)                                                 5,598
     144,127  COMSYS IT Partners Inc.(1)(2)                                  3,288
      38,464  Consolidated Graphics Inc.(1)(2)                               2,665
     392,393  Deluxe Corp.(2)                                               15,934
      10,873  Dun & Bradstreet Corp.                                         1,120
      53,371  First Consulting Group Inc.(1)                                   507
     156,059  Heidrick & Struggles International Inc.(1)(2)                  7,996
     178,382  Knoll Inc.                                                     3,996
       3,271  Multi-Color Corp.                                                129
      44,422  Standard Parking Corp.(1)(2)                                   1,561
      43,322  Stericycle Inc.(1)                                             1,926

------
29

Small Company

Shares                           ($ IN THOUSANDS)                            Value

     284,308  Watson Wyatt Worldwide Inc. Cl A                            $ 14,351
                                                                        ----------
                                                                            59,071
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 2.9%
     318,739  C-COR Inc.(1)(2)                                               4,481
     327,283  CommScope, Inc.(1)(2)                                         19,097
     105,656  Comtech Telecommunications Corp.(1)(2)                         4,905
     515,199  Interdigital Communications Corp.(1)(2)                       16,574
      83,650  NETGEAR, Inc.(1)(2)                                            3,032
                                                                        ----------
                                                                            48,089
                                                                        ----------
COMPUTERS & PERIPHERALS -- 0.5%
     294,856  Brocade Communications Systems, Inc.(1)                        2,306
       4,292  Emulex Corp.(1)                                                   94
     118,699  Immersion Corp.(1)(2)                                          1,778
     183,588  Western Digital Corp.(1)                                       3,552
      59,768  Xyratex Ltd.(1)                                                1,329
                                                                        ----------
                                                                             9,059
                                                                        ----------
CONSTRUCTION & ENGINEERING -- 5.4%
     603,559  Chicago Bridge & Iron Company New York Shares                 22,778
     365,750  EMCOR Group Inc.(1)(2)                                        26,664
     196,422  Foster Wheeler Ltd.(1)                                        21,015
     294,211  Perini Corp.(1)                                               18,103
                                                                        ----------
                                                                            88,560
                                                                        ----------
CONSUMER FINANCE -- 0.2%
      25,872  Advanta Corp. Cl B                                               806
     195,313  Rewards Network Inc.(1)(2)                                       795
      36,430  World Acceptance Corp.(1)(2)                                   1,556
                                                                        ----------
                                                                             3,157
                                                                        ----------
CONTAINERS & PACKAGING -- 1.5%
      19,354  AEP Industries Inc.(1)(2)                                        871
     583,819  Rock-Tenn Co. Cl A                                            18,519
     105,862  Silgan Holdings Inc.(2)                                        5,852
                                                                        ----------
                                                                            25,242
                                                                        ----------
DISTRIBUTORS -- 0.1%
      26,865  Core-Mark Holding Co., Inc.(1)                                   967
                                                                        ----------
DIVERSIFIED CONSUMER SERVICES -- 2.6%
      21,248  Carriage Services, Inc.(1)(2)                                    176
     172,311  Coinstar Inc.(1)                                               5,424
     140,298  CPI Corp.(2)                                                   9,751
      92,938  Pre-Paid Legal Services Inc.(1)                                5,977
       6,699  Regis Corp.                                                      256
     350,264  Sotheby's(2)                                                  16,119
     105,906  Vertrue Inc.(1)(2)                                             5,166
                                                                        ----------
                                                                            42,869
                                                                        ----------

Shares                           ($ IN THOUSANDS)                            Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
      61,541  CenturyTel Inc.                                              $ 3,019
     501,843  Cincinnati Bell Inc.(1)(2)                                     2,901
     316,942  CT Communications, Inc.(2)                                     9,669
     356,674  Premiere Global Services Inc.(1)(2)                            4,644
                                                                        ----------
                                                                            20,233
                                                                        ----------
ELECTRIC UTILITIES -- 1.8%
      25,217  Allete Inc.(2)                                                 1,186
     717,309  El Paso Electric Co.(1)(2)                                    17,617
     309,900  UniSource Energy Corp.                                        10,193
                                                                        ----------
                                                                            28,996
                                                                        ----------
ELECTRICAL EQUIPMENT -- 0.9%
      10,745  General Cable Corp.(1)                                           814
     856,136  GrafTech International Ltd.(1)                                14,418
       1,723  Woodward Governor Co.                                             92
                                                                        ----------
                                                                            15,324
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
      80,866  Checkpoint Systems, Inc.(1)                                    2,042
     179,393  Dolby Laboratories Inc. Cl A(1)                                6,352
     217,474  Littelfuse, Inc.(1)                                            7,345
      44,254  LoJack Corp.(1)                                                  986
      72,316  Merix Corp.(1)                                                   571
     464,440  Methode Electronics, Inc.(2)                                   7,268
     167,169  TESSCO Technologies, Inc.(1)(2)                                3,246
                                                                        ----------
                                                                            27,810
                                                                        ----------
ENERGY EQUIPMENT & SERVICES -- 2.8%
      59,678  Bristow Group Inc.(1)(2)                                       2,957
   2,501,741  Grey Wolf Inc.(1)(2)                                          20,614
     107,565  Gulfmark Offshore Inc.(1)(2)                                   5,509
     433,821  Trico Marine Services Inc.(1)(2)                              17,735
                                                                        ----------
                                                                            46,815
                                                                        ----------
FOOD & STAPLES RETAILING -- 0.6%
      47,308  Nash Finch Co.(2)                                              2,342
     253,737  Spartan Stores, Inc.(2)                                        8,350
                                                                        ----------
                                                                            10,692
                                                                        ----------
FOOD PRODUCTS -- 2.8%
     328,530  Corn Products International Inc.                              14,932
      99,066  Darling International Inc.(1)                                    905
     351,076  Imperial Sugar Co.(2)                                         10,810
      43,455  J.M. Smucker Co. (The)                                         2,766
       7,171  Seaboard Corp.(2)                                             16,816
                                                                        ----------
                                                                            46,229
                                                                        ----------
GAS UTILITIES -- 2.9%
     560,976  Energen Corp.                                                 30,821
      39,020  Nicor Inc.(2)                                                  1,675

------
30

Small Company
Shares                           ($ IN THOUSANDS)                            Value

     139,431  Northwest Natural Gas Co.(2)                                 $ 6,440
     218,725  SEMCO Energy, Inc.(1)(2)                                       1,699
     290,993  UGI Corp.                                                      7,938
                                                                        ----------
                                                                            48,573
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.1%
     243,706  CONMED Corp.(1)(2)                                             7,136
     249,368  Dade Behring Holdings Inc.                                    13,246
      76,981  Edwards Lifesciences Corporation(1)(2)                         3,798
      91,733  HealthTronics Inc.(1)(2)                                         399
     334,943  Kinetic Concepts Inc.(1)(2)                                   17,407
     231,190  Mettler-Toledo International, Inc.(1)                         22,082
     175,447  Nutraceutical International Corp.(1)(2)                        2,907
     357,375  West Pharmaceutical Services Inc.(2)                          16,850
                                                                        ----------
                                                                            83,825
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.9%
      82,362  Alliance Imaging Inc.(1)(2)                                      773
      69,390  American Dental Partners Inc.(1)(2)                            1,802
     595,285  Apria Healthcare Group Inc.(1)                                17,126
     202,520  Healthspring Inc.(1)                                           3,860
      39,998  Lincare Holdings Inc.(1)                                       1,594
     143,558  Magellan Health Services Inc.(1)(2)                            6,671
      66,787  Molina Healthcare Inc.(1)(2)                                   2,038
      45,407  PSS World Medical Inc.(1)(2)                                     827
     331,686  WellCare Health Plans Inc.(1)                                 30,022
                                                                        ----------
                                                                            64,713
                                                                        ----------
HEALTH CARE TECHNOLOGY -- 0.4%
     305,845  Omnicell Inc.(1)(2)                                            6,355
                                                                        ----------
HOTELS, RESTAURANTS & LEISURE -- 2.3%
     255,981  AFC Enterprises, Inc.(1)(2)                                    4,426
      92,534  Buffalo Wild Wings Inc.(1)(2)                                  3,848
      66,876  CBRL Group Inc.(2)                                             2,841
      66,219  Choice Hotels International Inc.(2)                            2,617
   1,069,537  Interstate Hotels & Resorts, Inc.(1)(2)                        5,583
     143,167  Jack in the Box Inc.(1)                                       10,157
     281,376  Papa John's International Inc.(1)(2)                           8,092
                                                                        ----------
                                                                            37,564
                                                                        ----------
HOUSEHOLD DURABLES -- 1.5%
      64,029  American Greetings Corporation Cl A                            1,814
      59,189  Avatar Holdings Inc.(1)(2)                                     4,554
      55,420  Blyth, Inc.                                                    1,473

Shares                           ($ IN THOUSANDS)                            Value

      36,792  Helen of Troy Ltd.(1)                                           $993
      14,078  NVR, Inc.(1)(2)                                                9,570
     108,356  Snap-on Incorporated                                           5,473
      18,270  Tempur-Pedic International Inc.(2)                               473
                                                                        ----------
                                                                            24,350
                                                                        ----------
INDUSTRIAL CONGLOMERATES -- 1.3%
     259,541  Teleflex Inc.                                                 21,225
                                                                        ----------
INSURANCE -- 4.9%
     342,581  American Financial Group, Inc.                                11,699
      50,974  American Safety Insurance Holdings, Ltd.(1)                    1,215
      65,598  Argonaut Group Inc.(2)                                         2,047
     659,693  Aspen Insurance Holdings Ltd.                                 18,517
     440,358  Endurance Specialty Holdings Ltd.                             17,632
     131,671  HCC Insurance Holdings, Inc.                                   4,399
      13,228  James River Group Inc.(2)                                        440
      11,017  NYMAGIC, INC.(2)                                                 443
     389,396  Odyssey Re Holdings Corp.(2)                                  16,701
      93,653  Philadelphia Consolidated Holding Corp.(1)(2)                  3,915
      63,043  Reinsurance Group of America, Inc.                             3,798
                                                                        ----------
                                                                            80,806
                                                                        ----------
INTERNET & CATALOG RETAIL -- 1.5%
     183,557  PC Mall Inc.(1)(2)                                             2,245
     316,979  Priceline.com Inc.(1)(2)                                      21,789
                                                                        ----------
                                                                            24,034
                                                                        ----------
INTERNET SOFTWARE & SERVICES -- 0.1%
      54,118  Chordiant Software, Inc.(1)                                      847
      85,670  Greenfield Online, Inc.(1)(2)                                  1,363
                                                                        ----------
                                                                             2,210
                                                                        ----------
IT SERVICES -- 1.7%
     602,010  Acxiom Corp.                                                  15,923
     533,864  Convergys Corp.(1)                                            12,941
                                                                        ----------
                                                                            28,864
                                                                        ----------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
     181,949  JAKKS Pacific, Inc.(1)(2)                                      5,120
      31,064  Steinway Musical Instruments, Inc.(2)                          1,075
     304,836  Sturm, Ruger & Co., Inc.(1)(2)                                 4,731
                                                                        ----------
                                                                            10,926
                                                                        ----------
LIFE SCIENCES TOOLS & SERVICES -- 1.5%
     147,382  Invitrogen Corp.(1)                                           10,869
      64,674  PharmaNet Development Group, Inc.(1)(2)                        2,062
      26,864  Techne Corp.(1)(2)                                             1,537

------
31

Small Company
Shares                           ($ IN THOUSANDS)                            Value

     173,640  Varian Inc.(1)                                               $ 9,521
                                                                        ----------
                                                                            23,989
                                                                        ----------
MACHINERY -- 0.9%
     380,890  Accuride Corp.(1)(2)                                           5,870
     189,039  EnPro Industries Inc.(1)                                       8,088
       8,263  Mueller Industries Inc.(2)                                       285
      21,821  Robbins & Myers Inc.(2)                                        1,159
                                                                        ----------
                                                                            15,402
                                                                        ----------
MARINE -- 0.3%
     142,257  Kirby Corporation(1)(2)                                        5,461
                                                                        ----------
MEDIA -- 1.9%
     865,089  Lions Gate Entertainment Corp.(1)(2)                           9,543
      63,270  LodgeNet Entertainment Corp.(1)(2)                             2,028
      55,788  New Frontier Media Inc.(2)                                       486
     378,951  Regal Entertainment Group CI A                                 8,310
     646,234  Sinclair Broadcast Group, Inc. Cl A(2)                         9,190
     267,722  Westwood One, Inc.(2)                                          1,925
                                                                        ----------
                                                                            31,482
                                                                        ----------
METALS & MINING -- 1.4%
     139,530  Century Aluminum Co.(1)(2)                                     7,623
     284,446  Hecla Mining Co.(1)                                            2,429
     318,251  Steel Dynamics Inc.                                           13,338
                                                                        ----------
                                                                            23,390
                                                                        ----------
MULTILINE RETAIL -- 1.7%
     682,418  Big Lots, Inc.(1)(2)                                          20,077
     174,741  Dollar Tree Stores Inc.(1)                                     7,610
                                                                        ----------
                                                                            27,687
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 2.6%
     168,850  Harvest Natural Resources Inc.(1)(2)                           2,011
     129,159  Holly Corp.                                                    9,582
     112,531  MarkWest Hydrocarbon, Inc.(2)                                  6,463
     273,868  Tesoro Corp.                                                  15,651
     457,262  USEC Inc.(1)(2)                                               10,051
                                                                        ----------
                                                                            43,758
                                                                        ----------
PAPER & FOREST PRODUCTS -- 0.4%
     434,614  Buckeye Technologies Inc.(1)(2)                                6,723
                                                                        ----------
PERSONAL PRODUCTS -- 1.5%
      35,074  Chattem, Inc.(1)(2)                                            2,223
     530,688  NBTY Inc.(1)                                                  22,926
                                                                        ----------
                                                                            25,149
                                                                        ----------
PHARMACEUTICALS -- 1.6%
      55,010  Axcan Pharma Inc.(1)(2)                                        1,063
      34,772  Biovail Corp.                                                    884

Shares                           ($ IN THOUSANDS)                            Value

     642,727  King Pharmaceuticals, Inc.(1)                               $ 13,151
     267,752  POZEN Inc.(1)(2)                                               4,838
     419,570  ViroPharma Inc.(1)(2)                                          5,790
                                                                        ----------
                                                                            25,726
                                                                        ----------
REAL ESTATE INVESTMENT TRUSTS -- 2.9%
       7,620  Agree Realty Corp.(2)                                            238
     137,419  Capital Trust Inc. Cl A(2)                                     4,691
     263,689  Equity Lifestyle Properties, Inc.                             13,762
     310,348  Gramercy Capital Corp.(2)                                      8,547
       1,962  PS Business Parks Inc.                                           124
      14,157  Saul Centers Inc.(2)                                             642
     402,774  Taubman Centers Inc.                                          19,982
      32,254  Winston Hotels Inc.(2)                                           484
                                                                        ----------
                                                                            48,470
                                                                        ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
      29,563  Jones Lang LaSalle Inc.                                        3,355
                                                                        ----------
ROAD & RAIL -- 1.5%
      62,207  Arkansas Best Corporation(2)                                   2,424
     153,646  Heartland Express, Inc.(2)                                     2,504
     211,273  Kansas City Southern Industries, Inc.(1)(2)                    7,932
     142,811  Knight Transportation Inc.(2)                                  2,768
     149,403  Landstar System, Inc.(2)                                       7,209
      65,089  Old Dominion Freight Line, Inc.(1)                             1,962
                                                                        ----------
                                                                            24,799
                                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.4%
     255,627  Advanced Energy Industries, Inc.(1)(2)                         5,793
   1,378,440  Amkor Technology Inc.(1)(2)                                   21,709
     587,807  Intevac, Inc.(1)(2)                                           12,497
     418,199  MKS Instruments, Inc.(1)(2)                                   11,584
   1,823,950  ON Semiconductor Corp.(1)(2)                                  19,553
      27,597  Varian Semiconductor Equipment Associates, Inc.(1)(2)          1,106
                                                                        ----------
                                                                            72,242
                                                                        ----------
SOFTWARE -- 1.6%
      95,720  Ansoft Corp.(1)(2)                                             2,823
      29,560  EPIQ Systems, Inc.(1)(2)                                         478
     109,739  SPSS Inc.(1)(2)                                                4,844
     666,981  Sybase, Inc.(1)                                               15,933
     338,709  TeleCommunication Systems, Inc. Cl A(1)                        1,721
                                                                        ----------
                                                                            25,799
                                                                        ----------
SPECIALTY RETAIL -- 3.5%
     148,526  Asbury Automotive Group, Inc.(2)                               3,706
     647,842  Dress Barn Inc.(1)(2)                                         13,294

------
32

Small Company

Shares                           ($ IN THOUSANDS)                            Value

     387,381  Gymboree Corp.(1)(2)                                        $ 15,266
     497,542  Jo-Ann Stores, Inc.(1)(2)                                     14,145
     153,922  Mothers Work Inc.(1)(2)                                        4,813
     186,428  Payless ShoeSource, Inc.(1)(2)                                 5,882
                                                                        ----------
                                                                            57,106
                                                                        ----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
     162,168  Deckers Outdoor Corp.(1)(2)                                   16,362
      18,020  Kellwood Co.(2)                                                  507
      38,509  Maidenform Brands, Inc.(1)                                       765
     130,482  Perry Ellis International, Inc.(1)(2)                          4,198
      11,544  Warnaco Group Inc. (The)(1)                                      454
                                                                        ----------
                                                                            22,286
                                                                        ----------
THRIFTS & MORTGAGE FINANCE -- 2.6%
     138,168  BankUnited Financial Corp. Cl A(2)                             2,773
      12,734  Charter Financial Corp.(2)                                       649
      29,286  City Bank(2)                                                     923
     269,377  Corus Bankshares Inc.(2)                                       4,649
     118,455  Delta Financial Corp.(2)                                       1,453
     175,387  Downey Financial Corp.(2)                                     11,572
     248,592  FirstFed Financial Corp.(1)(2)                                14,104
      32,693  ITLA Capital Corp.(2)                                          1,704
     358,630  Ocwen Financial Corp.(1)(2)                                    4,781
       6,059  WSFS Financial Corp.(2)                                          396
                                                                        ----------
                                                                            43,004
                                                                        ----------
TOBACCO -- 1.3%
     286,759  Loews Corp. - Carolina Group                                  22,158
       2,525  Universal Corp.(2)                                               154
                                                                        ----------
                                                                            22,312
                                                                        ----------
WIRELESS TELECOMMUNICATION SERVICES(3)
      10,203  Rural Cellular Corp. Cl A(1)                                     447
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $1,367,719)                                                        1,646,556
                                                                        ----------

Shares                    ($ IN THOUSANDS)                     Value

Temporary Cash Investments -- 0.6%

Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury obligations,
4.125%, 8/15/08, valued at $10,927), in a joint
trading account at
3.00%, dated 6/29/07, due 7/2/07
(Delivery value $10,703)
(Cost $10,700)                                              $ 10,700
                                                                        ----------

Temporary Cash Investments - Securities Lending Collateral(4) --
16.5%

Repurchase Agreement, Lehman Brothers, Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
5.37%, dated 6/29/07, due 7/2/07 (Delivery
value $105,047)                                              105,000
Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
5.38%, dated 6/29/07, due 7/2/07 (Delivery
value $168,891)                                              168,815
                                                          ----------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING
COLLATERAL
(Cost $273,815)                                              273,815
                                                          ----------
TOTAL INVESTMENT SECURITIES -- 116.7%
(Cost $1,652,234)                                          1,931,071
                                                          ----------
OTHER ASSETS AND LIABILITIES -- (16.7)%                    (275,996)
                                                          ----------
TOTAL NET ASSETS -- 100.0%                                $1,655,075
                                                          ==========

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
33

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
34

                        Beginning                   Expenses Paid
                         Account        Ending      During Period*
                          Value      Account Value     1/1/07 -       Annualized
                          1/1/07        6/30/07        6/30/07      Expense Ratio*

Disciplined Growth
ACTUAL
Investor Class            $1,000       $1,070.00        $5.24           1.02%
Institutional Class       $1,000       $1,070.20        $4.21           0.82%
Advisor Class             $1,000       $1,068.40        $6.51           1.27%
R Class                   $1,000       $1,066.80        $7.79           1.52%
HYPOTHETICAL
Investor Class            $1,000       $1,019.74        $5.11           1.02%
Institutional Class       $1,000       $1,020.73        $4.11           0.82%
Advisor Class             $1,000       $1,018.50        $6.36           1.27%
R Class                   $1,000       $1,017.26        $7.60           1.52%

Equity Growth
ACTUAL
Investor Class            $1,000       $1,065.20        $3.43           0.67%
Institutional Class       $1,000       $1,066.10        $2.41           0.47%
Advisor Class             $1,000       $1,064.00        $4.71           0.92%
C Class                   $1,000       $1,059.90        $8.53           1.67%
R Class                   $1,000       $1,062.70        $5.98           1.17%
HYPOTHETICAL
Investor Class            $1,000       $1,021.47        $3.36           0.67%
Institutional Class       $1,000       $1,022.46        $2.36           0.47%
Advisor Class             $1,000       $1,020.23        $4.61           0.92%
C Class                   $1,000       $1,016.51        $8.35           1.67%
R Class                   $1,000       $1,018.99        $5.86           1.17%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
35

                        Beginning                   Expenses Paid
                         Account        Ending      During Period*
                          Value      Account Value     1/1/07 -       Annualized
                          1/1/07        6/30/07        6/30/07      Expense Ratio*

Income & Growth
ACTUAL
Investor Class            $1,000       $1,076.70        $3.45           0.67%
Institutional Class       $1,000       $1,078.00        $2.42           0.47%
Advisor Class             $1,000       $1,075.50        $4.73           0.92%
C Class                   $1,000       $1,071.60        $8.58           1.67%
R Class                   $1,000       $1,074.20        $6.02           1.17%
HYPOTHETICAL
Investor Class            $1,000       $1,021.47        $3.36           0.67%
Institutional Class       $1,000       $1,022.46        $2.36           0.47%
Advisor Class             $1,000       $1,020.23        $4.61           0.92%
C Class                   $1,000       $1,016.51        $8.35           1.67%
R Class                   $1,000       $1,018.99        $5.86           1.17%

Small Company
ACTUAL
Investor Class            $1,000       $1,090.10        $4.51           0.87%
Institutional Class       $1,000       $1,090.90        $3.47           0.67%
Advisor Class             $1,000       $1,087.90        $5.80           1.12%
R Class                   $1,000       $1,086.90        $7.09           1.37%
HYPOTHETICAL
Investor Class            $1,000       $1,020.48        $4.36           0.87%
Institutional Class       $1,000       $1,021.47        $3.36           0.67%
Advisor Class             $1,000       $1,019.24        $5.61           1.12%
R Class                   $1,000       $1,018.00        $6.85           1.37%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
36

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007
                               Disciplined       Equity      Income &        Small
(AMOUNTS IN THOUSANDS)              Growth       Growth        Growth      Company

ASSETS

Investment securities, at
value (cost of $28,369,
$3,116,608, $3,607,249, and
$1,378,419, respectively)
-- including
$2,607, $326,864, $340,749
and $269,458 of securities
on loan, respectively              $31,550   $3,699,658    $4,612,849   $1,657,256
                                ----------   ----------    ----------   ----------
Investments made with cash
collateral
received for securities on
loan, at value
(cost of $2,674, $336,426,
$349,318 and $273,815,
respectively)                        2,674      336,426       349,318      273,815

Total investment
securities, at value
(cost of $31,043,
$3,453,034, $3,956,567
and $1,652,234,
respectively)                       34,224    4,036,084     4,962,167    1,931,071

Cash                                    21           --            --           --

Cash collateral received
for securities on loan                  --           --            20        7,705

Receivable for investments
sold                                    --       16,387        17,282       34,115

Receivable for variation
margin on futures contracts             --           --           221           --

Dividends and
interest receivable                     14        2,165         4,273        1,919
                                ----------   ----------    ----------   ----------
                                    34,259    4,054,636     4,983,963    1,974,810
                                ----------   ----------    ----------   ----------
LIABILITIES

Disbursements in
excess of
demand deposit cash                     --        1,665         4,762        1,221

Payable for
collateral received
for securities on loan               2,674      336,426       349,338      281,520

Payable for
investments purchased                   --       16,001            --       35,787

Payable for capital shares
redeemed                                --           20            19           --

Accrued management fees                 25        1,860         2,354        1,058

Distribution fees payable               --          109           151           74

Service fees (and
distribution fees --
R Class) payable                         1          104           151           75
                                ----------   ----------    ----------   ----------
                                     2,700      356,185       356,775      319,735
                                ----------   ----------    ----------   ----------

NET ASSETS                         $31,559   $3,698,451    $4,627,188   $1,655,075
                                ==========   ==========    ==========   ==========

See Notes to Financial Statements.

------
37

JUNE 30, 2007
(AMOUNTS IN THOUSANDS
EXCEPT                      Disciplined
AS NOTED)                        Growth     Equity Growth   Income & Growth   Small Company

NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)                $27,730        $2,945,160        $3,331,962      $1,259,209

Undistributed net
investment income                    --                --               759           1,792

Undistributed net
realized gain on
investment and foreign
currency transactions               648           170,241           289,040         115,237

Net unrealized
appreciation on
investments                       3,181           583,050         1,005,427         278,837
                             ----------        ----------        ----------      ----------
                                $31,559        $3,698,451        $4,627,188      $1,655,075
                             ==========        ==========        ==========      ==========

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                  $22,774,642    $2,675,773,269    $3,463,508,157    $910,092,809
Shares outstanding            1,844,805        99,436,590        98,845,228      84,505,769
Net asset value
per share                        $12.35            $26.91            $35.04          $10.77

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                   $6,917,845      $529,324,191      $442,367,316    $386,240,080
Shares outstanding              559,787        19,659,988        12,617,515      35,757,384
Net asset value
per share                        $12.36            $26.92            $35.06          $10.80

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                   $1,247,958      $479,540,012      $718,532,935    $358,347,034
Shares outstanding              101,239        17,832,982        20,524,314      33,677,456
Net asset value
per share                        $12.33            $26.89            $35.01          $10.64

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                          N/A       $12,851,636        $1,960,047             N/A
Shares outstanding                  N/A           480,327            56,039             N/A
Net asset value
per share                           N/A            $26.76            $34.98             N/A

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets                     $618,683          $961,754          $819,235        $394,681
Shares outstanding               50,385            35,741            23,379          37,126
Net asset value
per share                        $12.28            $26.91            $35.04          $10.63

See Notes to Financial Statements.

------
38

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006
(AMOUNTS IN THOUSANDS)                Disciplined Growth             Equity Growth
                                   June 30,     December     June 30,     December
                                    2007(1)     31, 2006      2007(1)     31, 2006
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign
taxes withheld of $1, $--,
$78 and $25, respectively)             $ 93        $ 115     $ 25,728     $ 45,864

Interest                                  8            9          311          658

Securities lending                        2            2          222          310
                                   --------     --------     --------     --------
                                        103          126       26,261       46,832
                                   --------     --------     --------     --------

EXPENSES:

Management fees                         137          154       10,735       18,079

Distribution fees:
 Advisor Class                            1            1          567          876
 C Class                                 --           --           44           54

Service fees:
 Advisor Class                            1            1          567          876
 C Class                                 --           --           15           18

Distribution and
service fees - R Class                    1            3            2            1

Directors' fees and expenses             --           --           54           83

Other expenses                           --           --            9           17
                                   --------     --------     --------     --------
                                        140          159       11,993       20,004
                                   --------     --------     --------     --------
NET INVESTMENT
INCOME (LOSS)                          (37)         (33)       14,268       26,828
                                   --------     --------     --------     --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
investment transactions                 690          153      171,540      149,366

Change in net unrealized
appreciation (depreciation)
on investments                        1,200        1,563       37,793      220,465
                                   --------     --------     --------     --------
NET REALIZED AND UNREALIZED
GAIN (LOSS)                           1,890        1,716      209,333      369,831
                                   --------     --------     --------     --------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM OPERATIONS            $1,853       $1,683     $223,601     $396,659
                                   ========     ========     ========     ========

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
39

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006
(AMOUNTS IN THOUSANDS)                   Income & Growth             Small Company
                                   June 30,     December     June 30,     December
                                    2007(1)     31, 2006      2007(1)     31, 2006
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign
taxes withheld of $370, $98,
$28 and $8, respectively)          $ 46,231     $114,810      $ 7,873      $16,018

Interest                                584          635          269          296

Securities lending                      724          748          985          514
                                   --------     --------     --------     --------
                                     47,539      116,193        9,127       16,828
                                   --------     --------     --------     --------
EXPENSES:

Management fees                      14,238       28,623        6,391       14,059

Distribution fees:
 Advisor Class                          874        1,736          447          952
 C Class                                  7           15           --           --

Service fees:
 Advisor Class                          874        1,736          447          952
 C Class                                  2            5           --           --

Distribution and service fees
- R Class                                 2            3            1           19

Directors' fees and expenses             74          137           26           54

Other expenses                           56           49           16           51
                                   --------     --------     --------     --------
                                     16,127       32,304        7,328       16,087
                                   --------     --------     --------     --------
NET INVESTMENT
INCOME (LOSS)                        31,412       83,889        1,799          741
                                   --------     --------     --------     --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
investment transactions             300,282      286,941      120,104       84,095

Change in net unrealized
appreciation (depreciation)
on investments                       13,529      371,373       22,773       11,870
                                   --------     --------     --------     --------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                         313,811      658,314      142,877       95,965
                                   --------     --------     --------     --------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM OPERATIONS          $345,223     $742,203     $144,676      $96,706
                                   ========     ========     ========     ========

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
40

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007, YEAR ENDED DECEMBER 31, 2006 AND
PERIOD ENDED DECEMBER 31, 2005 (AS NOTED)
(AMOUNTS IN THOUSANDS)                          Disciplined Growth

Increase (Decrease) in                               December 31,     December 31,
Net Assets                       June 30, 2007(1)            2006          2005(2)

OPERATIONS

Net investment
income (loss)                              $ (37)          $ (33)              $ 5

Net realized gain (loss)                      690             153               71

Change in net unrealized
appreciation (depreciation)                 1,200           1,563              418
                                         --------        --------         --------
Net increase (decrease)
in net assets
resulting from operations                   1,853           1,683              494
                                         --------        --------         --------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                --              --             (13)
 Institutional Class                           --              --              (1)
 Advisor Class                                 --              --              (1)

From net realized gains:
 Investor Class                              (83)            (59)               --
 Institutional Class                         (32)             (3)               --
 Advisor Class                                (2)             (3)               --
 R Class                                      (1)             (3)               --
                                         --------        --------         --------
Decrease in net assets
from distributions                          (118)            (68)             (15)
                                         --------        --------         --------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                                7,893          10,169            9,668
                                         --------        --------         --------

NET INCREASE (DECREASE)
IN NET ASSETS                               9,628          11,784           10,147

NET ASSETS

Beginning of period                        21,931          10,147               --
                                         --------        --------         --------
End of period                             $31,559         $21,931          $10,147
                                         ========        ========         ========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.

------
41

SIX MONTHS ENDED JUNE 30, 2007 AND YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31,
2005, RESPECTIVELY
(AMOUNTS IN THOUSANDS)                             Equity Growth

Increase (Decrease) in                               December 31,     December 31,
Net Assets                       June 30, 2007(1)            2006             2005

OPERATIONS

Net investment income (loss)             $ 14,268        $ 26,828         $ 19,750

Net realized gain (loss)                  171,540         149,366          131,653

Change in net unrealized
appreciation (depreciation)                37,793         220,465          (2,237)
                                       ----------      ----------       ----------
Net increase (decrease)
in net assets
resulting from operations                 223,601         396,659          149,166
                                       ----------      ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                          (10,458)        (21,143)         (16,814)
 Institutional Class                      (2,499)         (4,414)          (1,728)
 Advisor Class                            (1,343)         (2,489)          (1,544)
 C Class                                       --             (1)              (4)
 R Class                                      (2)             (2)               --

From net realized gains:
 Investor Class                          (27,462)        (73,924)          (8,335)
 Institutional Class                      (5,253)        (13,750)            (716)
 Advisor Class                            (4,804)        (12,311)          (1,166)
 C Class                                    (120)           (300)             (18)
 R Class                                      (9)            (18)               --
                                       ----------      ----------       ----------
Decrease in net assets
from distributions                       (51,950)       (128,352)         (30,325)
                                       ----------      ----------       ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets
from capital share transactions           137,367         710,352          474,359
                                       ----------      ----------       ----------
NET INCREASE (DECREASE)
IN NET ASSETS                             309,018         978,659          593,200

NET ASSETS

Beginning of period                     3,389,433       2,410,774        1,817,574
                                       ----------      ----------       ----------
End of period                          $3,698,451      $3,389,433       $2,410,774
                                       ==========      ==========       ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
42

SIX MONTHS ENDED JUNE 30, 2007 AND YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31,
2005, RESPECTIVELY
(AMOUNTS IN THOUSANDS)                            Income & Growth

Increase (Decrease) in Net                           December 31,     December 31,
Assets                           June 30, 2007(1)            2006             2005

OPERATIONS

Net investment income (loss)             $ 31,412        $ 83,889         $ 91,360

Net realized gain (loss)                  300,282         286,941          334,565

Change in net unrealized
appreciation (depreciation)                13,529         371,373        (207,393)

Net increase (decrease)
in net assets
resulting from operations                 345,223         742,203          218,532
                                       ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                          (23,150)        (65,306)         (71,750)
 Institutional Class                      (3,517)         (9,386)          (9,795)
 Advisor Class                            (3,837)        (11,230)         (12,373)
 C Class                                      (4)            (17)             (22)
 R Class                                      (3)             (8)              (4)

From net realized gains:
 Investor Class                          (55,685)       (165,154)        (143,464)
 Institutional Class                      (7,771)        (21,988)         (18,640)
 Advisor Class                           (10,817)        (32,097)         (27,006)
 C Class                                     (31)            (91)             (93)
 R Class                                     (11)            (28)             (16)
                                       ----------      ----------       ----------
Decrease in net assets
from distributions                      (104,826)       (305,305)        (283,163)
                                       ----------      ----------       ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from capital
share transactions                      (382,321)       (454,981)        (381,419)
                                       ----------      ----------       ----------

NET INCREASE (DECREASE)
IN NET ASSETS                           (141,924)        (18,083)        (446,050)

NET ASSETS

Beginning of period                     4,769,112       4,787,195        5,233,245
                                       ----------      ----------       ----------
End of period                          $4,627,188      $4,769,112       $4,787,195
                                       ==========      ==========       ==========
Undistributed net investment
income                                       $759              --             $189
                                       ==========      ==========       ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
43

SIX MONTHS ENDED JUNE 30, 2007 AND YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31,
2005, RESPECTIVELY
(AMOUNTS IN THOUSANDS)                             Small Company

Increase (Decrease) in                               December 31,      December 31,
Net Assets                       June 30, 2007(1)            2006              2005

OPERATIONS

Net investment
income (loss)                             $ 1,799            $741           $ 2,417

Net realized gain (loss)                  120,104          84,095           164,594

Change in net unrealized
appreciation (depreciation)                22,773          11,870          (46,350)
                                       ----------      ----------        ----------
Net increase (decrease)
in net assets
resulting from operations                 144,676          96,706           120,661
                                       ----------      ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                --           (876)             (394)
 Institutional Class                           --         (1,545)             (765)

From net realized gains:
 Investor Class                                --        (44,499)         (113,311)
 Institutional Class                           --        (17,974)          (43,619)
 Advisor Class                                 --        (17,094)          (38,310)
 R Class                                       --            (18)             (628)
                                       ----------      ----------        ----------
Decrease in net assets
from distributions                             --        (82,006)         (197,027)
                                       ----------      ----------        ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets
from capital share transactions         (153,277)       (188,181)           341,148
                                       ----------      ----------        ----------

NET INCREASE (DECREASE)
IN NET ASSETS                             (8,601)       (173,481)           264,782

NET ASSETS

Beginning of period                     1,663,676       1,837,157         1,572,375
                                       ----------      ----------        ----------
End of period                          $1,655,075      $1,663,676        $1,837,157
                                       ==========      ==========        ==========
Undistributed net investment
income                                     $1,792              --            $1,258
                                       ==========      ==========        ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
44

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Disciplined Growth Fund
(Disciplined Growth), Equity Growth Fund (Equity Growth), Income & Growth Fund
(Income & Growth) and Small Company Fund (Small Company) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Disciplined Growth, Equity Growth and Income &
Growth seek long-term capital growth by investing in common stocks. Income is a secondary objective for Income & Growth. Small Company seeks long-term capital growth by investing primarily in common stocks of small companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Disciplined Growth and Small Company are authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R
Class. Equity Growth and Income & Growth are authorized to issue the Investor
Class, the Institutional Class, the Advisor Class, the C Class and the R
Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Equity Growth's R Class commenced on July 29, 2005. All classes of Disciplined Growth commenced sale on September 30, 2005, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

------
45

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2003. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually for Disciplined Growth. Distributions from net investment income, if any, are declared and paid quarterly for Equity Growth,
Income & Growth and Small Company. Distributions from net realized gains for the funds, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily

------
46

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a
Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.6880%
to 0.8700% for Disciplined Growth, 0.3380% to 0.5200% for Equity Growth and
Income & Growth, and 0.5380% to 0.7200% for Small Company. The rates for the
Complex Fee (Investor Class, C Class, and R Class) range from 0.2500% to
0.3100%. The Institutional Class and the Advisor Class are 0.2000% less and
0.2500% less, respectively, at each point within the Complex Fee range. The effective annual management fee for each class of the funds for the six months ended June 30, 2007, and the year ended December 31, 2006, were as follows:

                        Investor  Institutional   Advisor      C          R

Disciplined Growth       1.02%        0.82%        0.77%      N/A       1.02%
Equity Growth            0.67%        0.47%        0.42%     0.67%      0.67%
Income & Growth          0.67%        0.47%        0.42%     0.67%      0.67%
Small Company            0.87%        0.67%        0.62%      N/A       0.87%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the
Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee of 0.25% and service fee of
0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for
Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R
Class shares. Fees incurred under the plans during the six months ended June
30, 2007, and the year ended December 31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. As of June 30,
2007, ACIM owned 6% of the outstanding shares of Disciplined Growth.

The funds may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2007, were as follows:

                          Disciplined     Equity        Income &
                             Growth       Growth         Growth      Small Company

Purchases                   $29,536     $1,959,851     $1,249,668     $1,010,410

Proceeds from sales         $22,064     $1,866,853     $1,712,626     $1,163,510

------
47

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3 billion shares. Transactions in shares of the funds were as follows:

                     Six months ended            Year ended           Period ended
                     June 30, 2007(1)     December 31, 2006   December 31, 2005(2)
                     Shares    Amount    Shares      Amount     Shares      Amount
Disciplined Growth
INVESTOR
CLASS/SHARES
AUTHORIZED          100,000             100,000                200,000
                    =======             =======                =======
Sold                    609   $ 7,252     1,003     $10,975        846      $8,430
Issued in
reinvestment of
distributions             7        83         6          59          1          13
Redeemed              (212)   (2,553)     (387)     (4,213)       (28)       (284)
                    -------   -------   -------     -------    -------     -------
                        404     4,782       622       6,821        819       8,159
                    -------   -------   -------     -------    -------     -------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           10,000              10,000                 50,000
                    =======             =======                =======
Sold                    257     3,066       293       3,271         50         500
Issued in
reinvestment of
distributions             3        32        --           3         --           1
                    -------   -------   -------     -------    -------     -------
Redeemed               (39)     (476)       (4)        (42)         --          --
                    -------   -------   -------     -------    -------     -------
                        221     2,622       289       3,232         50         501
ADVISOR
CLASS/SHARES
AUTHORIZED           10,000              10,000                 60,000
                    =======             =======                =======
Sold                     41       498        10         110         51         507
Issued in
reinvestment of
distributions            --         2        --           3         --           1
                    -------   -------   -------     -------    -------     -------
Redeemed                (1)      (12)        --          --         --          --
                         40       488        10         113         51         508
                    -------   -------   -------     -------    -------     -------
R CLASS/
SHARES
AUTHORIZED           10,000              10,000                 10,000
                    =======             =======                =======
Sold                     --        --        --          --         50         500
Issued in
reinvestment of
distributions            --         1        --           3         --          --
                    -------   -------   -------     -------    -------     -------
                         --         1        --           3         50         500
                    -------   -------   -------     -------    -------     -------
Net increase
(decrease)              665   $ 7,893       921     $10,169        970      $9,668
                    =======   =======   =======     =======    =======     =======

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

------
48

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

                          Six months ended              Year ended            Period ended
                          June 30, 2007(1)       December 31, 2006    December 31, 2005(2)
                        Shares      Amount     Shares       Amount      Shares      Amount
Equity Growth
INVESTOR
CLASS/SHARES
AUTHORIZED             300,000                300,000                  300,000
                     =========               ========                =========
Sold                    14,771    $391,414     26,811    $ 654,832      25,326   $ 572,666
Issued in
connection with
acquisition
(Note 10)                  724      18,782         --           --          --          --
Issued in
reinvestment of
distributions            1,227      31,958      3,153       80,151         954      22,151
                     ---------   ---------   --------    ---------   ---------   ---------
Redeemed              (14,348)   (379,357)   (16,896)    (412,276)    (12,360)   (276,244)
                     ---------   ---------   --------    ---------   ---------   ---------
                         2,374      62,797     13,068      322,707      13,920     318,573
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED             100,000                100,000                   50,000
                     =========               ========                =========
Sold                     2,192      57,687     13,602      329,834       3,452      77,344
Issued in
reinvestment of
distributions              277       7,225        661       16,837          90       2,094
Redeemed               (1,220)    (32,222)    (3,458)     (84,046)       (826)    (18,574)
                     ---------   ---------   --------    ---------   ---------   ---------
                         1,249      32,690     10,805      262,625       2,716      60,864
                     ---------   ---------   --------    ---------   ---------   ---------
ADVISOR
CLASS/SHARES
AUTHORIZED              50,000                 50,000                   50,000
                     =========               ========                =========
Sold                     3,894     102,547      7,947      193,745       6,356     143,640
Issued in
connection with
acquisition
(Note 9
and 10)                     86       2,239      6,089      146,826          --          --
Issued in
reinvestment of
distributions              215       5,601        533       13,596         106       2,479
Redeemed               (2,675)    (70,695)    (9,638)    (234,902)     (2,351)    (53,485)
                     ---------   ---------   --------    ---------   ---------   ---------
                         1,520      39,692      4,931      119,265       4,111      92,634
                     ---------   ---------   --------    ---------   ---------   ---------
C CLASS/
SHARES
AUTHORIZED              10,000                 10,000                   10,000
                     =========               ========                =========
Sold                        91       2,410        254        6,163         128       2,893
Issued in
connection with
acquisition
(Note 10)                   22         562         --           --          --          --
Issued in
reinvestment of
distributions                5         117         11          294           1          21
Redeemed                  (41)     (1,079)       (57)      (1,385)        (29)       (651)
                     ---------   ---------   --------    ---------   ---------   ---------
                            77       2,010        208        5,072         100       2,263
                     ---------   ---------   --------    ---------   ---------   ---------
R CLASS/
SHARES
AUTHORIZED              10,000                 10,000                   10,000
                     =========               ========                =========
Sold                         9         218         34          831           1          25
Issued in
reinvestment of
distributions               --          11          1           20          --          --
Redeemed                   (2)        (51)        (7)        (168)          --          --
                     ---------   ---------   --------    ---------   ---------   ---------
                             7         178         28          683           1          25
                     ---------   ---------   --------    ---------   ---------   ---------
Net increase
(decrease)               5,227    $137,367     29,040    $ 710,352      20,848   $ 474,359
                     =========   =========   ========    =========   =========   =========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) July 29, 2005 (commencement of sale) through December 31, 2005 for R Class.

------
49

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

                        Six months ended              Year ended              Year ended
                        June 30, 2007(1)       December 31, 2006       December 31, 2005
                     Shares       Amount     Shares       Amount     Shares       Amount
Income & Growth
INVESTOR
CLASS/SHARES
AUTHORIZED          400,000                 400,000                 400,000
                   ========                ========                ========
Sold                  7,549    $ 256,603     12,606    $ 399,478     15,526    $ 476,101
Issued in
reinvestment of
distributions         2,297       74,489      6,687      217,714      6,607      204,087
Redeemed           (18,473)    (625,387)   (31,073)    (985,763)   (30,203)    (927,332)
                   --------    ---------   --------    ---------   --------    ---------
                    (8,627)    (294,295)   (11,780)    (368,571)    (8,070)    (247,144)
                   --------    ---------   --------    ---------   --------    ---------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           60,000                  60,000                  60,000
                   ========                ========                ========
Sold                  2,000       67,683      2,537       80,219      6,218      192,246
Issued in
reinvestment of
distributions           335       10,875        913       29,746        854       26,401
Redeemed            (4,364)    (148,398)    (4,538)    (142,259)    (4,376)    (134,793)
                   --------    ---------   --------    ---------   --------    ---------
                    (2,029)     (69,840)    (1,088)     (32,294)      2,696       83,854
                   --------    ---------   --------    ---------   --------    ---------
ADVISOR
CLASS/SHARES
AUTHORIZED          200,000                 200,000                 200,000
                   ========                ========                ========
Sold                  1,837       62,437      3,809      120,165      4,658      142,932
Issued in
reinvestment of
distributions           451       14,580      1,324       43,114      1,271       39,214
Redeemed            (2,814)     (95,227)    (6,862)    (216,999)   (13,347)    (400,065)
                   --------   ----------   --------   ----------   --------   ----------
                      (526)     (18,210)    (1,729)     (53,720)    (7,418)    (217,919)
                   --------   ----------   --------   ----------   --------   ----------
C CLASS/
SHARES
AUTHORIZED           10,000                  10,000                  10,000
                   ========                ========                ========
Sold                      4          161          7          212         19          560
Issued in
reinvestment of
distributions             1           23          2           69          2           75
Redeemed                (8)        (280)       (28)        (863)       (40)      (1,206)
                   --------   ----------   --------   ----------   --------   ----------
                        (3)         (96)       (19)        (582)       (19)        (571)
                   --------   ----------   --------   ----------   --------   ----------
R CLASS/
SHARES
AUTHORIZED           10,000                  10,000                  10,000
                   ========                ========                ========
Sold                      4          161         14          429         14          410
Issued in
reinvestment of
distributions            --            3         --            8         --            5
Redeemed                (1)         (44)        (8)        (251)        (2)         (54)
                   --------   ----------   --------   ----------   --------   ----------
                          3          120          6          186         12          361
Net increase
(decrease)         (11,182)   $(382,321)   (14,610)   $(454,981)   (12,799)   $(381,419)
                   ========   ==========   ========   ==========   ========   ==========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

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50

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

                        Six months ended              Year ended             Year ended
                        June 30, 2007(1)       December 31, 2006      December 31, 2005
                     Shares       Amount     Shares       Amount     Shares      Amount
Small Company
INVESTOR
CLASS/SHARES
AUTHORIZED          400,000                 400,000                 400,000
                   ========                ========                ========
Sold                  6,297     $ 65,264     18,957    $ 194,236     25,920   $ 265,821
Issued in
reinvestment of
distributions            --           --      4,167       41,020     10,642     106,520
Redeemed           (15,306)    (159,207)   (36,010)    (361,345)   (27,915)   (285,146)
                   --------   ----------   --------   ----------   --------   ---------
                    (9,009)     (93,943)   (12,886)    (126,089)      8,647      87,195
                   --------   ----------   --------   ----------   --------   ---------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED          200,000                 200,000                 200,000
                   ========                ========                ========
Sold                  4,479       46,634      7,970       82,197     21,649     221,414
Issued in
reinvestment of
distributions            --           --      1,794       17,763      3,843      38,575
Redeemed            (7,443)     (78,228)   (14,563)    (146,262)    (9,826)    (99,961)
                   --------   ----------   --------   ----------   --------   ---------
                    (2,964)     (31,594)    (4,799)     (46,302)     15,666     160,028
                   --------   ----------   --------   ----------   --------   ---------
ADVISOR
CLASS/SHARES
AUTHORIZED          200,000                 200,000                 200,000
                   ========                ========                ========
Sold                  2,973       30,514      7,814       79,559     15,417     156,400
Issued in
reinvestment of
distributions            --           --      1,528       14,860      3,551      35,247
Redeemed            (5,689)     (58,265)   (10,551)    (104,251)    (9,806)    (99,911)
                   --------   ----------   --------   ----------   --------   ---------
                    (2,716)     (27,751)    (1,209)      (9,832)      9,162      91,736
                   --------   ----------   --------   ----------   --------   ---------
R CLASS/
SHARES
AUTHORIZED           10,000                  10,000                  10,000
                   ========                ========                ========
Sold                      2           25         90          927        286       2,929
Issued in
reinvestment of
distributions            --           --          2           18         63         628
Redeemed                (1)         (14)      (691)      (6,903)      (133)     (1,368)
                   --------   ----------   --------   ----------   --------   ---------
                          1           11      (599)      (5,958)        216       2,189
                   --------   ----------   --------   ----------   --------   ---------
Net increase
(decrease)         (14,688)   $(153,277)   (19,493)   $(188,181)     33,691   $ 341,148
                   ========   ==========   ========   ==========   ========   =========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

5. SECURITIES LENDING

As of June 30, 2007, securities in Disciplined Growth, Equity Growth, Income &
Growth and Small Company valued at $2,607, $326,864, $340,749 and $269,458, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account.
The value of cash collateral received at period end is disclosed in the
Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $2,674, $336,426, $349,338 and
$289,225, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended June 30, 2007 and the year ended December 31, 2006.

------
51

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

7. RISK FACTORS

Small Company concentrates its investments in common stocks of small companies. Because of this, Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the six months ended June 30,
2007 and the years ended December 31, 2006 and December 31, 2005, respectively, were as follows:

                                          Disciplined Growth
                     June 30, 2007(1)   December 31, 2006    December 31, 2005(2)
DISTRIBUTIONS PAID FROM

Ordinary income             $75                $68                   $15

Long-term capital
gains                       $43                 --                    --

                                            Equity Growth
                     June 30, 2007(1)   December 31, 2006     December 31, 2005
DISTRIBUTIONS PAID FROM

Ordinary income           $17,985            $28,048               $20,090

Long-term capital
gains                     $33,965            $100,304              $10,235

                                           Income & Growth
                     June 30, 2007(1)   December 31, 2006     December 31, 2005
DISTRIBUTIONS PAID FROM

Ordinary income           $59,176            $156,815             $124,337

Long-term capital
gains                     $45,650            $148,490             $158,826

                                            Small Company
                     June 30, 2007(1)   December 31, 2006     December 31, 2005
DISTRIBUTIONS PAID FROM

Ordinary income             --                $2,968              $108,775

Long-term capital
gains                       --               $79,038               $88,252

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
52

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

As of June 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                              Disciplined       Equity     Income &        Small
                                   Growth       Growth       Growth      Company
Federal tax cost
of investments                    $31,048   $3,454,642   $3,966,720   $1,653,264
                                 ========   ==========   ==========   ==========
Gross tax appreciation
of investments                     $3,645     $606,915   $1,056,039     $308,359
Gross tax depreciation
of investments                      (469)     (25,473)     (60,592)     (30,552)
                                 --------   ----------   ----------   ----------
Net tax appreciation
(depreciation)
of investments                     $3,176     $581,442    $ 995,447     $277,807
                                 ========   ==========   ==========   ==========
Undistributed
ordinary income                      $514      $49,922      $53,736       $9,230
Accumulated
long-term gains                      $139     $121,927     $246,043     $108,829

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

9. 2006 REORGANIZATION PLAN ($ AND SHARES IN FULL)

On December 14, 2005, the Board of Directors of Mason Street Large Cap Core
Stock Fund (Large Cap Core Stock), one fund in a series issued by Mason Street
Funds, Inc., approved a plan of reorganization (the 2006 reorganization)
pursuant to which Equity Growth acquired all of the assets of Large Cap Core
Stock in exchange for shares of equal value of Equity Growth and assumption by
Equity Growth of all liabilities of Large Cap Core Stock. The financial statements and performance history of Equity Growth have been carried over in the post-reorganization. The 2006 reorganization was approved by shareholders on March 15, 2006. The 2006 reorganization was effective at the close of business on March 31, 2006.

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, in connection with the 2006 reorganization, Large Cap Core Stock exchanged its shares for shares of Equity Growth as follows:

Original Fund/Class      Shares Exchanged     New Fund/Class      Shares Received

Large Cap Core                                Equity Growth -
Stock - A Class             14,247,190         Advisor Class         5,942,236

Large Cap Core                                Equity Growth -
Stock - B Class               364,585          Advisor Class          147,073

The net assets of Large Cap Core Stock and Equity Growth immediately before the acquisition were $146,826,124 and $2,706,590,583, respectively. Large Cap
Core Stock's unrealized appreciation of $32,803,612 was combined with that of
Equity Growth. Immediately after the acquisition, the combined net assets were
$2,853,416,707.

10. 2007 REORGANIZATION PLAN ($ AND SHARES IN FULL)

On August 30, 2006 the Board of Directors of Kopp Total Quality Management
Fund (Kopp TQM Fund), one fund in a series issued by Kopp Funds, Inc., approved a plan of reorganization (the 2007 reorganization) pursuant to which
Equity Growth acquired all of the assets of Kopp TQM Fund in exchange for shares of equal value of Equity Growth and assumption by Equity Growth of all liabilities of Kopp TQM Fund. The financial statements and performance history of Equity Growth have been carried over in the post-reorganization. The 2007 reorganization was approved by shareholders of Kopp TQM Fund on January 12,
2007. The 2007 reorganization was effective at the close of business on
February 23, 2007.

------
53

JUNE 30, 2007 (AMOUNT IN THOUSANDS)

The acquisition was accomplished by a tax-free exchange of shares. On February
23, 2007, in connection with the 2007 reorganization, Kopp TQM Fund exchanged its shares for shares of Equity Growth as follows:

Original Fund/Class      Shares Exchanged     New Fund/Class      Shares Received

Kopp TQM Fund -                               Equity Growth -
Class I                     1,388,624         Investor Class          724,044

Kopp TQM Fund -                               Equity Growth -
A Class                      165,841           Advisor Class          86,369

Kopp TQM Fund -                               Equity Growth -
C Class                       41,606              C Class             21,807

The net assets of Kopp TQM Fund and Equity Growth immediately before the acquisition were $21,582,595 and $3,506,800,070, respectively. Kopp TQM Fund's unrealized appreciation of $6,539,395 was combined with that of Equity Growth.
Immediately after the acquisition, the combined net assets were $3,528,382,665.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

12. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate capital gain distributions for the fiscal year ended June 30, 2007, as follows:

   Disciplined Growth       Equity Growth     Income & Growth    Small Company
        $43,059              $33,964,556        $45,650,340           --

The funds hereby designate qualified dividend income for the fiscal year ended
June 30, 2007, as follows:

   Disciplined Growth       Equity Growth     Income & Growth    Small Company
        $74,444              $17,983,869        $30,522,267           --

For corporate taxpayers, the following ordinary income distributions paid during the fiscal year ended June 30, 2007, qualify for the corporate dividends received deduction.

   Disciplined Growth       Equity Growth     Income & Growth    Small Company
        $74,444              $17,983,869        $30,522,267           --

The funds hereby designate qualified short-term capital gain distributions for purposes of Internal Revenue Code 871 for the fiscal year ended June 30, 2007, as follows:

   Disciplined Growth       Equity Growth     Income & Growth    Small Company
        $74,444              $3,755,161         $28,663,808           --

------
54

FINANCIAL HIGHLIGHTS
Disciplined Growth

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                      2007(1)      2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $11.59    $10.47     $10.00
                                                      -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                       (0.02)    (0.02)       0.01

 Net Realized and Unrealized Gain (Loss)                 0.83      1.20       0.48
                                                      -------   -------    -------
 Total From Investment Operations                        0.81      1.18       0.49
                                                      -------   -------    -------
Distributions

 From Net Investment Income                                --        --     (0.02)

 From Net Realized Gains                               (0.05)    (0.06)         --
                                                      -------   -------    -------
 Total Distributions                                   (0.05)    (0.06)     (0.02)
                                                      -------   -------    -------
Net Asset Value, End of Period                         $12.35    $11.59     $10.47
                                                      =======   =======    =======

TOTAL RETURN(4)                                         7.00%    11.30%      4.87%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets    1.02%(5)     1.02%   1.02%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                         (0.29)%(5)   (0.21)%   0.28%(5)

Portfolio Turnover Rate                                   78%      124%        37%

Net Assets, End of Period (in thousands)              $22,775   $16,709     $8,569

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
55

Disciplined Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                      2007(1)      2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $11.62    $10.47     $10.00
                                                      -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        --(4)     --(4)       0.01

 Net Realized and Unrealized Gain (Loss)                 0.81      1.21       0.48
                                                      -------   -------    -------
 Total From Investment Operations                        0.81      1.21       0.49
                                                      -------   -------    -------
Distributions

 From Net Investment Income                                --        --     (0.02)

 From Net Realized Gains                               (0.07)    (0.06)         --
                                                      -------   -------    -------
 Total Distributions                                   (0.07)    (0.06)     (0.02)
                                                      -------   -------    -------
Net Asset Value, End of Period                         $12.36    $11.62     $10.47
                                                      =======   =======    =======

TOTAL RETURN(5)                                         7.02%    11.59%      4.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets    0.82%(6)     0.82%   0.82%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                         (0.09)%(6)   (0.01)%   0.48%(6)

Portfolio Turnover Rate                                   78%      124%        37%

Net Assets, End of Period (in thousands)               $6,918    $3,940       $524

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
56

Disciplined Growth

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                      2007(1)      2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $11.56    $10.46     $10.00
                                                      -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                       (0.03)    (0.05)      --(4)

 Net Realized and Unrealized Gain (Loss)                 0.82      1.21       0.47
                                                      -------   -------    -------
 Total From Investment Operations                        0.79      1.16       0.47
                                                      -------   -------    -------
Distributions

 From Net Investment Income                                --        --     (0.01)

 From Net Realized Gains                               (0.02)    (0.06)         --
                                                      -------   -------    -------
 Total Distributions                                   (0.02)    (0.06)     (0.01)
                                                      -------   -------    -------
Net Asset Value, End of Period                         $12.33    $11.56     $10.46
                                                      =======   =======    =======

TOTAL RETURN(5)                                         6.84%    11.12%      4.72%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets    1.27%(6)     1.27%   1.27%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                         (0.54)%(6)   (0.46)%   0.03%(6)

Portfolio Turnover Rate                                   78%      124%        37%

Net Assets, End of Period (in thousands)               $1,248      $701       $531

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amounts was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
57

Disciplined Growth

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                    2007(1)      2006      2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                 $11.53    $10.46       $10.00
                                                    -------   -------      -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                     (0.05)    (0.08)        --(4)

 Net Realized and Unrealized Gain (Loss)               0.82      1.21         0.47
                                                    -------   -------      -------
 Total From Investment Operations                      0.77      1.13         0.47
                                                    -------   -------      -------
Distributions

 From Net Investment Income                              --        --       (0.01)

 From Net Realized Gains                             (0.02)    (0.06)           --
                                                    -------   -------      -------
 Total Distributions                                 (0.02)    (0.06)       (0.01)
                                                    -------   -------      -------
Net Asset Value, End of Period                       $12.28    $11.53       $10.46
                                                    =======   =======      =======

TOTAL RETURN(5)                                       6.68%    10.83%        4.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                             1.52%(6)     1.52%     1.52%(6)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               (0.79)%(6)   (0.71)%   (0.22)%(6)

Portfolio Turnover Rate                                 78%      124%          37%

Net Assets, End of Period (in thousands)               $619      $580         $523

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

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58

Equity Growth

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                         2007(1)         2006         2005         2004         2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $25.64       $23.37       $22.08       $19.60       $15.19     $19.24
                        --------    ---------    ---------    ---------    ---------   --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                  0.11         0.22         0.22         0.25         0.17       0.15

 Net Realized
 and
 Unrealized
 Gain (Loss)                1.55         3.07         1.39         2.47         4.41     (4.05)
                        --------     --------     --------     --------     --------   --------
 Total From
 Investment
 Operations                 1.66         3.29         1.61         2.72         4.58     (3.90)
                        --------     --------     --------     --------     --------   --------
Distributions

 From Net
 Investment
 Income                   (0.11)       (0.23)       (0.22)       (0.24)       (0.17)     (0.15)

 From Net
 Realized Gains           (0.28)       (0.79)       (0.10)           --           --         --
                        --------     --------     --------     --------     --------   --------
 Total
 Distributions            (0.39)       (1.02)       (0.32)       (0.24)       (0.17)     (0.15)
                        --------     --------     --------     --------     --------   --------
Net Asset Value,
End of Period             $26.91       $25.64       $23.37       $22.08       $19.60     $15.19
                        ========     ========     ========     ========     ========   ========

TOTAL RETURN(3)            6.52%       14.14%        7.30%       13.98%       30.27%   (20.32)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      0.67%(4)        0.67%        0.67%        0.68%        0.69%      0.69%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets      0.82%(4)        0.92%        0.98%        1.24%        1.00%      0.86%

Portfolio Turnover
Rate                         52%         102%         106%          97%          95%       100%

Net Assets, End of
Period
(in thousands)        $2,675,773   $2,488,267   $1,962,596   $1,547,062   $1,188,103   $979,959

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
59

Equity Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005      2004        2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $25.65     $23.38     $22.09    $19.61      $15.20    $19.25
                      --------   --------   --------  --------    --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.13       0.27       0.27      0.29        0.20      0.18

 Net Realized
 and
 Unrealized
 Gain (Loss)              1.55       3.07       1.38      2.47        4.41    (4.05)
                      --------   --------   --------  --------    --------  --------
 Total From
 Investment
 Operations               1.68       3.34       1.65      2.76        4.61    (3.87)
                      --------   --------   --------  --------    --------  --------
Distributions

 From Net
 Investment
 Income                 (0.13)     (0.28)     (0.26)    (0.28)      (0.20)    (0.18)

 From Net
 Realized Gains         (0.28)     (0.79)     (0.10)        --          --        --
                      --------   --------   --------  --------    --------  --------
 Total
 Distributions          (0.41)     (1.07)     (0.36)    (0.28)      (0.20)    (0.18)
                      --------   --------   --------  --------    --------  --------
Net Asset Value,
End of Period           $26.92     $25.65     $23.38    $22.09      $19.61    $15.20
                      ========   ========   ========  ========    ========  ========

TOTAL RETURN(3)          6.61%     14.36%      7.51%    14.20%      30.50%  (20.14)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    0.47%(4)      0.47%      0.47%     0.48%       0.49%     0.49%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    1.02%(4)      1.12%      1.18%     1.44%       1.20%     1.06%

Portfolio Turnover
Rate                       52%       102%       106%       97%         95%      100%

Net Assets, End of
Period
(in thousands)        $529,324   $472,199   $177,805  $107,997     $91,240  $105,512

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
60

Equity Growth

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005       2004       2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $25.62     $23.35     $22.07     $19.59     $15.17    $19.23
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.07       0.16       0.17       0.20       0.13      0.11

 Net Realized
 and
 Unrealized
 Gain (Loss)              1.56       3.07       1.37       2.47       4.41    (4.06)
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations               1.63       3.23       1.54       2.67       4.54    (3.95)
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.08)     (0.17)     (0.16)     (0.19)     (0.12)    (0.11)

 From Net
 Realized Gains         (0.28)     (0.79)     (0.10)         --         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (0.36)     (0.96)     (0.26)     (0.19)     (0.12)    (0.11)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $26.89     $25.62     $23.35     $22.07     $19.59    $15.17
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(3)          6.40%     13.86%      6.99%     13.71%     30.05%  (20.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    0.92%(4)      0.92%      0.92%      0.93%      0.94%     0.94%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    0.57%(4)      0.67%      0.73%      0.99%      0.75%     0.61%

Portfolio Turnover
Rate                       52%       102%       106%        97%        95%      100%

Net Assets, End of
Period
(in thousands)        $479,540   $417,950   $265,812   $160,427   $114,404   $99,615

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
61

Equity Growth

C Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                            2007(1)        2006        2005        2004      2003        2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $25.51      $23.28      $22.03      $19.55    $15.14      $19.23
                           --------    --------    --------    --------  --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            (0.02)      (0.02)       --(3)        0.05    (0.01)      (0.02)

 Net Realized and
 Unrealized Gain
 (Loss)                        1.55        3.04        1.37        2.47      4.43      (4.07)
                           --------    --------    --------    --------  --------    --------
 Total From
 Investment
 Operations                    1.53        3.02        1.37        2.52      4.42      (4.09)
                           --------    --------    --------    --------  --------    --------
Distributions

 From Net
 Investment Income               --       --(3)      (0.02)      (0.04)    (0.01)          --

 From Net
 Realized Gains              (0.28)      (0.79)      (0.10)          --        --          --
                           --------    --------    --------    --------  --------    --------
 Total
 Distributions               (0.28)      (0.79)      (0.12)      (0.04)    (0.01)          --
                           --------    --------    --------    --------  --------    --------
Net Asset Value,
End of Period                $26.76      $25.51      $23.28      $22.03    $19.55      $15.14
                           ========    ========    ========    ========  ========    ========

TOTAL RETURN(4)               5.99%      13.02%       6.23%      12.89%    29.20%    (21.23)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 1.67%(5)       1.67%       1.67%       1.68%     1.69%       1.69%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets       (0.18)%(5)     (0.08)%     (0.02)%       0.24%     0.00%     (0.14)%

Portfolio Turnover
Rate                            52%        102%        106%         97%       95%        100%

Net Assets, End of
Period
(in thousands)              $12,852     $10,276      $4,536      $2,088    $1,076        $268

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
62

Equity Growth

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                   2007(1)        2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                $25.64      $23.37     $23.27
                                                   -------     -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                      0.04        0.14       0.08

 Net Realized and Unrealized Gain (Loss)              1.56        3.03       0.19
                                                   -------     -------    -------
 Total From Investment Operations                     1.60        3.17       0.27
                                                   -------     -------    -------
Distributions

 From Net Investment Income                         (0.05)      (0.11)     (0.07)

 From Net Realized Gains                            (0.28)      (0.79)     (0.10)
                                                   -------     -------    -------
 Total Distributions                                (0.33)      (0.90)     (0.17)
                                                   -------     -------    -------
Net Asset Value, End of Period                      $26.91      $25.64     $23.37
                                                   =======     =======    =======

TOTAL RETURN(4)                                      6.27%      13.57%      1.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                            1.17%(5)       1.17%   1.17%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                                0.32%(5)       0.42%   0.78%(5)

Portfolio Turnover Rate                                52%        102%    106%(6)

Net Assets, End of Period (in thousands)              $962        $741        $25

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) July 29, 2005 (commencement of sale) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
63

Income & Growth

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                         2007(1)         2006         2005         2004         2003         2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $33.29       $30.33       $30.67       $27.70       $21.74       $27.35
                        --------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                  0.23         0.57         0.57         0.60         0.43         0.33

 Net Realized
 and
 Unrealized
 Gain (Loss)                2.27         4.54         0.90         2.96         5.96       (5.61)
                        --------     --------     --------     --------     --------     --------
 Total From
 Investment
 Operations                 2.50         5.11         1.47         3.56         6.39       (5.28)
                        --------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                   (0.22)       (0.59)       (0.59)       (0.59)       (0.43)       (0.33)

 From Net
 Realized Gains           (0.53)       (1.56)       (1.22)           --           --           --
                        --------     --------     --------     --------     --------     --------
 Total
 Distributions            (0.75)       (2.15)       (1.81)       (0.59)       (0.43)       (0.33)
                        --------     --------     --------     --------     --------     --------
Net Asset Value,
End of Period             $35.04       $33.29       $30.33       $30.67       $27.70       $21.74
                        ========     ========     ========     ========     ========     ========

TOTAL RETURN(3)            7.67%       17.17%        4.79%       12.98%       29.62%     (19.37)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      0.67%(4)        0.67%        0.67%        0.68%        0.69%        0.69%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets      1.37%(4)        1.81%        1.86%        2.10%        1.80%        1.34%

Portfolio Turnover
Rate                         27%          63%          70%          74%          67%          67%

Net Assets, End of
Period
(in thousands)        $3,463,508   $3,578,273   $3,616,640   $3,904,689   $3,803,254   $3,122,386

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

------
64

See Notes to Financial Statements.

Income & Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005       2004       2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $33.31     $30.34     $30.68     $27.71     $21.76    $27.37
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.26       0.64       0.64       0.66       0.48      0.38

 Net Realized
 and
 Unrealized
 Gain (Loss)              2.28       4.54       0.89       2.95       5.95    (5.61)
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations               2.54       5.18       1.53       3.61       6.43    (5.23)
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.26)     (0.65)     (0.65)     (0.64)     (0.48)    (0.38)

 From Net
 Realized Gains         (0.53)     (1.56)     (1.22)         --         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (0.79)     (2.21)     (1.87)     (0.64)     (0.48)    (0.38)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $35.06     $33.31     $30.34     $30.68     $27.71    $21.76
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(3)          7.80%     17.40%      5.00%     13.20%     29.81%  (19.18)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    0.47%(4)      0.47%      0.47%      0.48%      0.49%     0.49%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    1.57%(4)      2.01%      2.06%      2.30%      2.00%     1.54%

Portfolio Turnover
Rate                       27%        63%        70%        74%        67%       67%

Net Assets, End of
Period
(in thousands)        $442,367   $487,888   $477,395   $400,048   $270,760  $197,371

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
65

Income & Growth

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005       2004       2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $33.27     $30.31     $30.65     $27.68     $21.72    $27.33
                      --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.19       0.49       0.49       0.52       0.37      0.27

 Net Realized
 and
 Unrealized
 Gain (Loss)              2.27       4.54       0.90       2.96       5.96    (5.61)
                      --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations               2.46       5.03       1.39       3.48       6.33    (5.34)
                      --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income                 (0.19)     (0.51)     (0.51)     (0.51)     (0.37)    (0.27)

 From Net
 Realized Gains         (0.53)     (1.56)     (1.22)         --         --        --
                      --------   --------   --------   --------   --------  --------
 Total
 Distributions          (0.72)     (2.07)     (1.73)     (0.51)     (0.37)    (0.27)
                      --------   --------   --------   --------   --------  --------
Net Asset Value,
End of Period           $35.01     $33.27     $30.31     $30.65     $27.68    $21.72
                      ========   ========   ========   ========   ========  ========

TOTAL RETURN(3)          7.55%     16.86%      4.53%     12.71%     29.33%  (19.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    0.92%(4)      0.92%      0.92%      0.93%      0.94%     0.94%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    1.12%(4)      1.56%      1.61%      1.85%      1.55%     1.09%

Portfolio Turnover
Rate                       27%        63%        70%        74%        67%       67%

Net Assets, End of
Period
(in thousands)        $718,533   $700,335   $690,379   $925,472   $888,390  $690,924

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
66

Income & Growth

C Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005       2004       2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period     $33.25     $30.29     $30.64     $27.67     $21.68     $27.31
                      --------   --------   --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.06       0.26       0.27       0.32       0.19       0.10

 Net Realized
 and
 Unrealized
 Gain (Loss)              2.27       4.54       0.88       2.95       5.98     (5.64)
                      --------   --------   --------   --------   --------   --------
 Total From
 Investment
 Operations               2.33       4.80       1.15       3.27       6.17     (5.54)
                      --------   --------   --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                 (0.07)     (0.28)     (0.28)     (0.30)     (0.18)     (0.09)

 From Net
 Realized
 Gains                  (0.53)     (1.56)     (1.22)         --         --         --
                      --------   --------   --------   --------   --------   --------
 Total
 Distributions          (0.60)     (1.84)     (1.50)     (0.30)     (0.18)     (0.09)
                      --------   --------   --------   --------   --------   --------
Net Asset Value,
End of Period           $34.98     $33.25     $30.29     $30.64     $27.67     $21.68
                      ========   ========   ========   ========   ========   ========

TOTAL RETURN(3)          7.16%     16.02%      3.73%     11.88%     28.56%   (20.29)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    1.67%(4)      1.67%      1.67%      1.68%      1.69%      1.69%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    0.37%(4)      0.81%      0.86%      1.10%      0.80%      0.34%

Portfolio Turnover
Rate                       27%        63%        70%        74%        67%        67%

Net Assets, End of
Period
(in thousands)          $1,960     $1,956     $2,358     $2,966     $2,330     $1,710

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would moreclosely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
67

Income & Growth

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                  2007(1)      2006      2005      2004    2003(2)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                             $33.30    $30.34    $30.67    $27.70     $24.79
                                  -------   -------   -------   -------    -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(3)                           0.15      0.41      0.50      0.48       0.08

 Net Realized and
 Unrealized Gain (Loss)              2.27      4.55      0.83      2.93       3.03

 Total From Investment
 Operations                          2.42      4.96      1.33      3.41       3.11
                                  -------   -------   -------   -------    -------
Distributions

 From Net Investment
 Income                            (0.15)    (0.44)    (0.44)    (0.44)     (0.20)

 From Net Realized Gains           (0.53)    (1.56)    (1.22)        --         --
                                  -------   -------   -------   -------    -------
 Total Distributions               (0.68)    (2.00)    (1.66)    (0.44)     (0.20)
                                  -------   -------   -------   -------    -------
Net Asset Value,
End of Period                      $35.04    $33.30    $30.34    $30.67     $27.70
                                  =======   =======   =======   =======    =======

TOTAL RETURN(4)                     7.42%    16.56%     4.31%    12.42%     12.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to
Average Net Assets               1.17%(5)     1.17%  1.15%(6)     1.18%   1.18%(5)

Ratio of Net Investment
Income (Loss)
to Average Net Assets            0.87%(5)     1.31%  1.38%(6)     1.60%   0.85%(5)

Portfolio Turnover Rate               27%       63%       70%       74%     67%(7)

Net Assets, End of Period (in
thousands)                           $819      $660      $423       $70         $9

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) August 29, 2003 (commencement of sale) through December 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

------
68

Small Company

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                      2007(1)       2006         2005       2004      2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $9.88      $9.77       $10.19      $8.35     $5.50      $5.75
                      -------    -------      -------    -------   -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.01      --(3)         0.01       0.02      0.01      --(3)

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.88       0.61         0.71       2.31      2.93     (0.23)
                      -------    -------      -------    -------   -------    -------

 Total From
 Investment
 Operations              0.89       0.61         0.72       2.33      2.94     (0.23)
                      -------    -------      -------    -------   -------    -------
Distributions

 From Net
 Investment
 Income                    --     (0.01)        --(3)     (0.02)     --(3)        --

 From Net
 Realized
 Gains                     --     (0.49)       (1.14)     (0.47)    (0.09)     (0.02)
                      -------    -------      -------    -------   -------    -------
 Total
 Distributions             --     (0.50)       (1.14)     (0.49)    (0.09)     (0.02)
                      -------    -------      -------    -------   -------    -------
Net Asset Value,
End of Period          $10.77      $9.88        $9.77     $10.19     $8.35      $5.50
                      =======    =======      =======    =======   =======    =======

TOTAL RETURN(4)         9.01%      6.15%        7.13%     28.28%    53.57%    (4.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.87%(5)      0.87%        0.87%      0.88%     0.89%      0.90%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets   0.23%(5)      0.05%        0.14%      0.25%     0.09%      0.03%

Portfolio
Turnover Rate             61%       122%         132%       123%      120%       116%

Net Assets, End
of Period
(in thousands)       $910,093   $924,133   $1,040,036   $996,103  $467,228   $113,685

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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69

Small Company

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005       2004     2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $9.90      $9.80     $10.21      $8.36    $5.53     $5.76
                       -------    -------    -------    -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.02       0.02       0.04       0.03     0.02      0.01

 Net Realized
 and
 Unrealized
 Gain (Loss)              0.88       0.61       0.71       2.33     2.93    (0.22)
                       -------    -------    -------    -------  -------   -------

 Total From
 Investment
 Operations               0.90       0.63       0.75       2.36     2.95    (0.21)
                       -------    -------    -------    -------  -------   -------
Distributions

 From Net
 Investment
 Income                     --     (0.04)     (0.02)     (0.04)   (0.03)        --

 From Net
 Realized Gains             --     (0.49)     (1.14)     (0.47)   (0.09)    (0.02)
                       -------    -------    -------    -------  -------   -------
 Total
 Distributions              --     (0.53)     (1.16)     (0.51)   (0.12)    (0.02)
                       -------    -------    -------    -------  -------   -------
Net Asset Value,
End of Period           $10.80      $9.90      $9.80     $10.21    $8.36     $5.53
                       =======    =======    =======    =======  =======   =======

TOTAL RETURN(3)          9.09%      6.44%      7.26%     28.60%   53.52%   (3.65)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    0.67%(4)      0.67%      0.67%      0.68%    0.69%     0.70%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    0.43%(4)      0.25%      0.34%      0.45%    0.29%     0.23%

Portfolio Turnover
Rate                       61%       122%       132%       123%     120%      116%

Net Assets, End of
Period
(in thousands)        $386,240   $383,412   $426,545   $284,352  $30,830    $1,766

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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70

Small Company

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                         2007(1)       2006       2005       2004      2003     2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $9.78      $9.69     $10.12      $8.30     $5.48    $5.74
                         -------    -------    -------    -------   -------  -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                 --(3)     (0.02)     (0.01)     (0.01)    (0.01)   (0.01)

 Net Realized
 and
 Unrealized
 Gain (Loss)                0.86       0.60       0.70       2.30      2.92   (0.23)
                         -------    -------    -------    -------   -------  -------

 Total From
 Investment
 Operations                 0.86       0.58       0.69       2.29      2.91   (0.24)
                         -------    -------    -------    -------   -------  -------
Distributions

 From Net
 Realized Gains               --     (0.49)     (1.12)     (0.47)    (0.09)   (0.02)
                         -------    -------    -------    -------   -------  -------
Net Asset Value,
End of Period             $10.64      $9.78      $9.69     $10.12     $8.30    $5.48
                         =======    =======    =======    =======   =======  =======

TOTAL RETURN(4)            8.79%      6.02%      6.74%     28.00%    53.16%  (4.18)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      1.12%(5)      1.12%      1.12%      1.13%     1.14%    1.15%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets    (0.02)%(5)    (0.20)%    (0.11)%    (0.00)%   (0.16)%  (0.22)%

Portfolio Turnover
Rate                         61%       122%       132%       123%      120%     116%

Net Assets, End of
Period
(in thousands)          $358,347   $355,778   $364,400   $287,673   $62,907   $3,104

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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71

Small Company

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                           2007(1)     2006         2005         2004      2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $9.78    $9.72       $10.15        $8.34        $7.11
                           -------  -------      -------      -------      -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)           (0.01)   (0.05)       (0.03)       (0.03)       (0.01)

 Net Realized and
 Unrealized
 Gain (Loss)                  0.86     0.60         0.71         2.31         1.33
                           -------  -------      -------      -------      -------

 Total From
 Investment
 Operations                   0.85     0.55         0.68         2.28         1.32
                           -------  -------      -------      -------      -------
Distributions

 From Net
 Realized Gains                 --   (0.49)       (1.11)       (0.47)       (0.09)
                           -------  -------      -------      -------      -------
Net Asset Value, End
of Period                   $10.63    $9.78        $9.72       $10.15        $8.34
                           =======  =======      =======      =======      =======

TOTAL RETURN(4)              8.69%    5.70%        6.54%       27.72%       18.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets     1.37%(5)    1.37%     1.34%(6)     1.30%(7)     1.38%(5)

Ratio of Net
Investment
Income (Loss)
to Average Net Assets   (0.27)%(5)  (0.45)%   (0.33)%(6)   (0.17)%(7)   (0.40)%(5)

Portfolio Turnover
Rate                           61%     122%         132%         123%      120%(8)

Net Assets, End of
Period (in thousands)         $395     $353       $6,175       $4,247           $3

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) August 29, 2003 (commencement of sale) through December 31, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively.

(7) During the year ended December 31, 2004, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.38% and (0.25)%, respectively.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2003.

See Notes to Financial Statements.

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72

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Disciplined Growth Fund, Equity Growth Fund, Income &
Growth Fund, and Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined
Growth Fund, Equity Growth Fund, Income & Growth Fund, and Small Company Fund
(four of the ten funds comprising the American Century Quantitative Equity
Funds, Inc., hereafter referred to as the "Funds") at June 30, 2007, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
August 17, 2007

------
73

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the funds' principal underwriter, American Century
Investment Services, Inc. (ACIS); and the funds' transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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74

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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75

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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76

APPROVAL OF MANAGEMENT AGREEMENTS
Disciplined Growth, Equity Growth, Income & Growth and Small Company

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Disciplined Growth, Equity Growth, Income &
Growth and Small Company (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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77

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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78

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
Performance information presented to the Directors showed that Disciplined
Growth's performance was above its benchmark for the one-year period. Equity
Growth's performance was below its benchmark for the one-year period and above its benchmark for the three-year period. Income & Growth's performance was above its benchmark for both the one- and three-year periods. Small Company's performance was below its benchmark for both the one- and three-year periods during part of the past year. The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing

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79

economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer groups. The unified fee charged to shareholders of Disciplined Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Equity Growth, Income & Growth and Small Company was in the
lowest quartile of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

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80

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

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81

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by Disciplined Growth and Small
Company: Investor Class, Institutional Class, Advisor Class and R Class. Five
classes of shares are authorized for sale by Equity Growth and Income &
Growth: Investor Class, Institutional Class, Advisor Class, C Class and R
Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, C
Class and R Class shares are higher than that of Investor Class shares. Small
Company is closed to new investors. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no
CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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82

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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83

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

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84

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-ANN-55626S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report     June 30, 2007

[photo of summer]

NT Equity Growth Fund
NT Small Company Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the June 30, 2007 annual report for the American Century® NT Equity Growth and NT Small Company funds. This is the second annual report for the funds in the last six months; their fiscal year end changed recently to June 30. This report covers the six months since the last annual report, dated December 31, 2006.

We've compiled this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

2007 has been an eventful year for us. In the last annual report, we announced the promotion of former international equity chief investment officer (CIO)
Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May, when Mark
On joined us. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in
Singapore.

Enrique also hired Steve Lurito to fill our vacant U.S. growth equity CIO position. Steve joined us in July after spending the majority of his career as a growth manager at Warburg Pincus Asset Management. Most recently, he was CIO and partner at MUUS Asset Management LLC.

We also announced this year the promotion of former chief financial officer
Jonathan Thomas to chief executive officer. In June, Jonathan brought Barry
Fink on board to take over as chief operating officer. Barry, like Jonathan, came to us from Morgan Stanley, where he was a managing director.

We've been energized by the skills and experience that Mark, Steve, and Barry bring to our executive leadership team. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NT EQUITY GROWTH FUND

NT SMALL COMPANY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
     Approval of Management Agreements for NT Equity Growth

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)         7.18%
Russell 1000 Growth Index              8.13%
Russell 1000 Value Index               6.23%

RUSSELL MIDCAP INDEX                   9.90%
Russell Midcap Growth Index           10.97%
Russell Midcap Value Index             8.69%

RUSSELL 2000 INDEX (SMALL-CAP)         6.45%
Russell 2000 Growth Index              9.33%
Russell 2000 Value Index               3.80%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
NT Equity Growth

Total Returns as of June 30, 2007
                                               Average Annual Returns
                                                        Since           Inception
                         6 months(1)  1 year          Inception            Date
INSTITUTIONAL CLASS         6.59%     18.08%           14.57%            5/12/06

S&P 500 INDEX(2)            6.96%     20.59%           16.50%               --

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended June 30
                         2006*    2007
Institutional Class      -1.18%  18.08%

S&P 500 Index            -1.39%  20.59%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

PORTFOLIO COMMENTARY
NT Equity Growth

Portfolio Managers: Bill Martin, Tom Vaiana, and Fei Zou

PERFORMANCE SUMMARY

NT Equity Growth returned 6.59%* for the six months ended June 30, 2007, trailing the 6.96% return of its benchmark, the S&P 500 Index. Please note that NT Equity Growth's fiscal year end changed recently from December 31 to
June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated December 31,
2006.

NT Equity Growth generated a solid gain in the first half of 2007 as every sector of the portfolio advanced. The leading sectors included energy, industrials, and materials, all of which benefited from improving global economic growth and rising commodity prices. Despite the favorable absolute return, however, NT Equity Growth underperformed the S&P 500.

TECHNOLOGY UNDERPERFORMED

NT Equity Growth's information technology holdings were responsible for the lion's share of the portfolio's underperformance of the S&P 500 during the reporting period. Our investment approach emphasizes stock selection over sector weightings, but stock choices in nearly every segment of the information technology sector detracted from results. Computers and peripherals companies and Internet software and services providers had the biggest negative impact.

Lexmark International, a leading maker of printers, was the portfolio's most significant individual detractor from relative performance. Lexmark reported disappointing profits and lowered its earnings outlook amid tougher price competition and higher operating costs. Enterprise software maker BMC Software continued to reduce costs and improve profit margins, but the stock declined as the company's results failed to meet the market's expectations.

Missed opportunities in the information technology sector also weighed on relative performance. For example, underweight positions in industry bellwethers Intel and Apple hurt as these stocks generated strong returns.

HEALTH CARE ALSO DETRACTED

Apart from technology, the portfolio's health care stocks also underperformed their counterparts in the S&P 500. Several of the largest detractors from relative performance came from this sector, including biotechnology firm
Amgen, which declined amid safety concerns about one of its blockbuster drugs, and health care services provider AMERIGROUP, which struggled with higher medical costs.

Top Ten Holdings as of June 30, 2007
                                              % of         % of
                                           net assets   net assets
                                              as of        as of
                                             6/30/07     12/31/06
Exxon Mobil Corp.                             5.1%         5.1%
Citigroup Inc.                                3.3%         3.8%
International Business Machines Corp.         2.8%         2.8%
JPMorgan Chase & Co.                          2.6%         2.8%
Hewlett-Packard Co.                           2.5%         2.6%
Cisco Systems Inc.                            2.5%         1.4%
Chevron Corp.                                 2.3%         2.1%
Bank of America Corp.                         2.3%         3.0%
Morgan Stanley                                2.2%         2.3%
Walt Disney Co. (The)                         1.9%         1.0%

*Total returns for periods less than one year are not annualized.

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4

NT Equity Growth

ENERGY AND MATERIALS STOCKS OUTPERFORMED

On the positive side, NT Equity Growth's energy holdings added value relative to the S&P 500. Rising energy prices during the quarter enhanced profit margins for production and refining companies, including fund overweights
Marathon Oil and Tesoro. Another strong contributor was Canadian oil and natural gas producer EnCana, which has sizable natural gas reserves as well as exposure to the oil sands in Alberta. Surging natural gas prices provided a substantial lift to this stock.

Stock selection also worked well in the materials sector. The portfolio's materials holdings returned nearly 30% as a group during the six-month period, with chemicals companies producing the bulk of the outperformance. Chemicals producer Lyondell Chemical was one of the top contributors to relative performance. In addition to its specialty chemicals business, Lyondell has an oil-refining unit that contributed significantly to earnings as higher gasoline prices boosted refining profit margins.

The portfolio's best individual performer was engine maker Cummins, which gained 72% for the six-month period. The company enjoyed strong results from its power generation business, and it is also poised to benefit from the stricter emissions rules for heavy-duty trucks that will be implemented over the next several years.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half of 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. This uncertainty, along with slower corporate earnings growth, may continue into the second half of the year, which could lead to a choppy market environment.

Our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

NT Equity Growth's Five Largest Overweights as of June 30, 2007
                                                 % of        % of
                                             portfolio's    S&P 500
                                                stocks       Index
EnCana Corp.                                    1.86%         --
International Business Machines Corp.           2.78%        1.08%
Accenture Ltd. Cl A                             1.68%         --
Hewlett-Packard Co.                             2.53%        0.88%
TXU Corp.                                       1.82%        0.23%

NT Equity Growth's Five Largest Underweights as of June 30, 2007
                                                 % of         % of
                                             portfolio's     S&P 500
                                                stocks        Index
General Electric Co.                            1.33%         2.95%
Microsoft Corporation                           0.37%         1.86%
Procter & Gamble Co. (The)                        --          1.44%
American International Group, Inc.                --          1.36%
Johnson & Johnson                                 --          1.34%

------
5

SCHEDULE OF INVESTMENTS
NT Equity Growth

JUNE 30, 2007

Shares                                                                       Value

Common Stocks -- 99.3%

AEROSPACE & DEFENSE -- 2.0%
               3,142  Boeing Co.                                         $ 302,135
              15,914  Lockheed Martin Corp.                              1,497,985
                                                                      ------------
                                                                         1,800,120
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.9%
               1,010  C.H. Robinson Worldwide Inc.                          53,045
               1,958  FedEx Corporation                                    217,279
               7,009  United Parcel Service, Inc. Cl B                     511,657
                                                                      ------------
                                                                           781,981
                                                                      ------------
AIRLINES -- 0.1%
               4,311  Southwest Airlines Co.                                64,277
                                                                      ------------
BIOTECHNOLOGY -- 1.2%
               7,202  Amgen Inc.(1)                                        398,198
               6,285  Biogen Idec Inc.(1)                                  336,248
               8,548  Gilead Sciences, Inc.(1)                             331,406
                                                                      ------------
                                                                         1,065,852
                                                                      ------------
CAPITAL MARKETS -- 4.8%
               3,988  Blackstone Group L.P. (The)(1)                       116,729
               7,982  Goldman Sachs Group, Inc. (The)                    1,730,099
               6,066  Mellon Financial Corp.                               266,904
               4,053  Merrill Lynch & Co., Inc.                            338,750
              23,812  Morgan Stanley                                     1,997,350
                                                                      ------------
                                                                         4,449,832
                                                                      ------------
CHEMICALS -- 1.9%
              23,961  Celanese Corp., Series A                             929,208
               4,554  H.B. Fuller Company(2)                               136,119
              17,693  Lyondell Chemical Co.                                656,764
                                                                      ------------
                                                                         1,722,091
                                                                      ------------
COMMERCIAL BANKS -- 1.3%
              33,263  Wells Fargo & Co.                                  1,169,860
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 2.6%
              81,107  Cisco Systems Inc.(1)                              2,258,830
               4,739  Interdigital Communications Corp.(1)(2)              152,454
                                                                      ------------
                                                                         2,411,284
                                                                      ------------
COMPUTERS & PERIPHERALS -- 2.9%
               1,186  Apple Inc.(1)                                        144,739
              51,729  Hewlett-Packard Co.                                2,308,148
               3,633  NCR Corp.(1)                                         190,878
                                                                      ------------
                                                                         2,643,765
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 1.5%
              20,999  Chicago Bridge & Iron Company New York Shares        792,502

Shares                                                                       Value

               4,436  EMCOR Group Inc.(1)(2)                             $ 323,384
               4,337  Perini Corp.(1)                                      266,856
                                                                      ------------
                                                                         1,382,742
                                                                      ------------
CONSUMER FINANCE -- 1.4%
              16,769  American Express Co.                               1,025,927
              10,627  AmeriCredit Corp.(1)(2)                              282,147
                                                                      ------------
                                                                         1,308,074
                                                                      ------------
CONTAINERS & PACKAGING -- 1.0%
               9,094  Rock-Tenn Co. Cl A(2)                                288,462
              15,092  Sonoco Products Co.                                  646,088
                                                                      ------------
                                                                           934,550
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 2.0%
               9,374  ITT Educational Services Inc.(1)                   1,100,321
              15,124  Sotheby's(2)                                         696,006
                                                                      ------------
                                                                         1,796,327
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 9.4%
              42,862  Bank of America Corp.                              2,095,523
              58,409  Citigroup Inc.                                     2,995,798
              49,287  JPMorgan Chase & Co.                               2,387,955
              16,689  McGraw-Hill Companies, Inc. (The)                  1,136,187
                                                                      ------------
                                                                         8,615,463
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%
              33,777  AT&T Inc.                                          1,401,745
                 480  CenturyTel Inc.                                       23,544
              12,050  Verizon Communications Inc.                          496,099
                                                                      ------------
                                                                         1,921,388
                                                                      ------------
ELECTRIC UTILITIES -- 1.9%
               4,220  El Paso Electric Co.(1)(2)                           103,643
              10,068  Entergy Corp.                                      1,080,800
              22,041  Reliant Energy, Inc.(1)                              594,005
                                                                      ------------
                                                                         1,778,448
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.7%
              10,975  Acuity Brands Inc.(2)                                661,573
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
               7,275  Avnet Inc.(1)                                        288,381
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.0%
               1,876  Gulfmark Offshore Inc.(1)(2)                          96,089
               2,738  Halliburton Co.                                       94,461
               7,160  National Oilwell Varco, Inc.(1)                      746,358
                                                                      ------------
                                                                           936,908
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.5%
              50,140  Kroger Co. (The)                                   1,410,438
                                                                      ------------

------
6

NT Equity Growth

Shares                                                                       Value

FOOD PRODUCTS -- 2.4%
              20,199  Campbell Soup Co.                                  $ 783,923
              24,756  General Mills, Inc.                                1,446,246
                                                                      ------------
                                                                         2,230,169
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
              28,043  Baxter International Inc.                          1,579,943
              14,780  Becton, Dickinson & Co.                            1,101,110
               2,585  Kinetic Concepts Inc.(1)(2)                          134,342
               5,626  Mettler-Toledo International, Inc.(1)                537,339
               2,660  West Pharmaceutical Services Inc.(2)                 125,419
                                                                      ------------
                                                                         3,478,153
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.4%
               3,708  Apria Healthcare Group Inc.(1)(2)                    106,679
               4,198  Express Scripts, Inc.(1)                             209,942
               3,885  Healthspring Inc.(1)                                  74,048
              23,392  Humana Inc.(1)                                     1,424,807
              14,049  McKesson Corp.                                       837,882
              15,617  WellCare Health Plans Inc.(1)(2)                   1,413,495
                                                                      ------------
                                                                         4,066,853
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.8%
              11,332  Choice Hotels International Inc.(2)                  447,841
               6,462  McDonald's Corporation                               328,011
                                                                      ------------
                                                                           775,852
                                                                      ------------
HOUSEHOLD DURABLES -- 1.5%
               1,694  NVR, Inc.(1)(2)                                    1,151,497
               3,720  Snap-on Incorporated                                 187,897
                                                                      ------------
                                                                         1,339,394
                                                                      ------------
HOUSEHOLD PRODUCTS -- 1.7%
               6,079  Colgate-Palmolive Co.                                394,223
              12,161  Energizer Holdings Inc.(1)                         1,211,236
                                                                      ------------
                                                                         1,605,459
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 2.8%
              42,251  AES Corp. (The)(1)                                   924,452
              24,714  TXU Corp.                                          1,663,252
                                                                      ------------
                                                                         2,587,704
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 1.3%
              31,762  General Electric Co.                               1,215,849
                                                                      ------------
INSURANCE -- 5.3%
               4,641  Ace, Ltd.                                            290,155
              21,154  American Financial Group, Inc.                       722,409

Shares                                                                       Value

              13,427  Arch Capital Group Ltd.(1)                         $ 973,995
              18,700  Aspen Insurance Holdings Ltd.                        524,909
              24,580  Axis Capital Holdings Ltd.                           999,177
              12,041  Berkley (W.R.) Corp.                                 391,814
              23,775  Endurance Specialty Holdings Ltd.                    951,951
                                                                      ------------
                                                                         4,854,410
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.1%
                 802  Priceline.com Inc.(1)(2)                              55,129
                                                                      ------------
IT SERVICES -- 5.1%
              35,712  Accenture Ltd. Cl A                                1,531,688
               6,544  Acxiom Corp.                                         173,089
               8,637  Electronic Data Systems Corp.                        239,504
              24,061  International Business Machines Corp.              2,532,420
               7,914  Total System Services Inc.(2)                        233,542
                                                                      ------------
                                                                         4,710,243
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.4%
              17,217  Hasbro, Inc.                                         540,786
              29,317  Mattel, Inc.                                         741,427
                                                                      ------------
                                                                         1,282,213
                                                                      ------------
MEDIA -- 4.6%
              28,181  DIRECTV Group, Inc. (The)(1)                         651,263
              28,538  EchoStar Communications Corp. Cl A(1)              1,237,693
               2,528  Omnicom Group Inc.                                   133,782
              16,518  Regal Entertainment Group Cl A(2)                    362,240
               8,609  Sinclair Broadcast Group, Inc. Cl A(2)               122,420
              50,798  Walt Disney Co. (The)                              1,734,243
                                                                      ------------
                                                                         4,241,641
                                                                      ------------
METALS & MINING -- 0.3%
               4,284  Nucor Corp.                                          251,257
                                                                      ------------
MULTILINE RETAIL -- 1.7%
              33,466  Big Lots, Inc.(1)(2)                                 984,570
               9,365  Dollar Tree Stores Inc.(1)                           407,846
               2,401  Kohl's Corp.(1)                                      170,543
                                                                      ------------
                                                                         1,562,959
                                                                      ------------
OFFICE ELECTRONICS -- 0.7%
              33,915  Xerox Corp.(1)                                       626,749
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 12.3%
              24,932  Chevron Corp.                                      2,100,272
              15,381  ConocoPhillips                                     1,207,409
              27,614  EnCana Corp.                                       1,696,880
              55,907  Exxon Mobil Corp.                                  4,689,478

------
7

NT Equity Growth

Shares                                                                       Value

                 509  Holly Corp.                                         $ 37,763
              19,516  Marathon Oil Corp.                                 1,170,179
               5,233  Valero Energy Corp.                                  386,509
                                                                      ------------
                                                                        11,288,490
                                                                      ------------
PHARMACEUTICALS -- 2.4%
              15,583  Biovail Corp.(2)                                     396,120
               7,353  Merck & Co., Inc.                                    366,179
              57,745  Pfizer Inc.                                        1,476,540
                                                                      ------------
                                                                         2,238,839
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
               4,826  Jones Lang LaSalle Inc.                              547,751
                                                                      ------------
ROAD & RAIL -- 0.7%
               2,352  Burlington Northern Santa Fe Corp.                   200,249
               2,615  CSX Corporation                                      117,884
               2,482  Norfolk Southern Corp.                               130,479
               1,777  Union Pacific Corp.                                  204,622
                                                                      ------------
                                                                           653,234
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.3%
              18,330  Amkor Technology Inc.(1)(2)                          288,698
              26,764  Applied Materials, Inc.                              531,801
              22,742  Teradyne, Inc.(1)                                    399,804
                                                                      ------------
                                                                         1,220,303
                                                                      ------------
SOFTWARE -- 0.9%
              11,911  BMC Software Inc.(1)                                 360,903
              11,443  Microsoft Corporation                                337,225
               4,242  Oracle Corp.(1)                                       83,610
                                                                      ------------
                                                                           781,738
                                                                      ------------
SPECIALTY RETAIL -- 2.2%
               6,419  American Eagle Outfitters, Inc.                      164,712
               7,311  AutoZone, Inc.(1)                                    998,829
               1,746  Gymboree Corp.(1)(2)                                  68,810
              24,860  RadioShack Corp.                                     823,860
                                                                      ------------
                                                                         2,056,211
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.4%
               8,605  Washington Mutual, Inc.                              366,917
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
                 740  United States Cellular Corp.(1)                       67,045
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $81,548,440)                                                      91,247,916
                                                                      ------------

Shares                                                                       Value

Temporary Cash Investments -- 0.5%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $512,542), in a joint trading account at 3.95%, dated 6/29/07, due 7/2/07 (Delivery value $500,165)
(Cost $500,000)                                                          $ 500,000
                                                                      ------------
Temporary Cash Investments --
Securities Lending Collateral(3) -- 8.4%

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 6/29/07, due 7/2/07 (Delivery value
$7,696,988)
(Cost $7,693,590)                                                        7,693,590
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 108.2%
(COST $89,742,030)                                                      99,441,506
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (8.2)%                                 (7,496,251)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $ 91,945,255
                                                                      ============

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
8

PERFORMANCE
NT Small Company

Total Returns as of June 30, 2007
                                                     Average Annual
                                                        Returns
                                                         Since          Inception
                            6 months(1)  1 year        Inception           Date

INSTITUTIONAL CLASS            8.77%     11.48%          6.00%           5/12/06

S&P SMALLCAP 600 INDEX(2)      8.56%     16.04%          11.37%             --

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended June 30
                            2006*    2007
Institutional Class         -4.17%  11.48%
S&P SmallCap 600 Index      -2.63%  16.04%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

PORTFOLIO COMMENTARY
NT Small Company

Portfolio Managers: Matti Von Turk, Tom Vaiana, and Brian Ertley

PERFORMANCE SUMMARY

NT Small Company returned 8.77%* for the six months ended June 30, 2007, outpacing the 8.56% return of its benchmark, the S&P SmallCap 600 Index.
Please note that NT Small Company's fiscal year end changed recently from
December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated
December 31, 2006.

NT Small Company produced strong results during the reporting period as nearly every sector in the portfolio contributed positively to performance. The leading sectors included industrials, materials, and energy, all of which benefited from improving global economic growth and rising commodity prices.

In addition, NT Small Company outperformed its benchmark index in the first half of 2007 after underperforming in 2006. Strong stock selection, especially in the most economically sensitive sectors of the market, was the main reason behind the outperformance of the index.

CONSUMER DISCRETIONARY STOCKS ADDED VALUE

Stock selection was most successful in the consumer discretionary sector, led by stock choices among hotels, restaurants, and retailers. The best relative performance contributor in the consumer discretionary sector was Internet travel agency Priceline.com, which reported robust earnings as bookings in the nascent European market were stronger than expected.

Among other top contributors, close-out retailer Big Lots reported earnings well above expectations thanks to a restructuring program that produced better inventory control and an improved selection of merchandise. Deckers Outdoor, maker of UGG boots and Teva sandals, consistently trounced earnings expectations amid soaring sales and rising profit margins.

INDUSTRIALS ALSO OUTPERFORMED

NT Small Company's industrial holdings also contributed to the portfolio's outperformance of the S&P SmallCap 600. The portfolio had a substantial overweight in construction & engineering firms, which benefited from very strong global demand. Three of the portfolio's top ten relative performance contributors came from this industry, led by Foster Wheeler and Perini. Both stocks nearly doubled during the period thanks to significantly better-than-expected earnings. Foster Wheeler had exposure to the robust energy sector, while Perini booked several new projects, including the construction of a Las Vegas casino.

Top Ten Holdings as of June 30, 2007
                                                      % of         % of
                                                   net assets   net assets
                                                      as of        as of
                                                     6/30/07     12/31/06
Energen Corp.                                         1.9%         1.7%
WellCare Health Plans Inc.                            1.8%         1.5%
EMCOR Group Inc.                                      1.6%         1.2%
Celanese Corp., Series A                              1.4%         1.1%
NBTY Inc.                                             1.4%         1.0%
Chicago Bridge & Iron Company New York Shares         1.4%         1.0%
Mettler-Toledo International, Inc.                    1.4%         1.1%
Amkor Technology Inc.                                 1.3%         0.4%
Priceline.com Inc.                                    1.3%         0.6%
Teleflex Inc.                                         1.3%         1.0%

*Total returns for periods less than one year are not annualized.

------
10

NT Small Company

Another top-performing industrial holding was engine maker Cummins, which enjoyed strong results from its power generation business. Cummins is also poised to benefit from the stricter emissions rules for heavy-duty trucks that will be implemented over the next several years.

TECHNOLOGY DETRACTED

Stock selection detracted from performance compared with the benchmark in just two sectors, and by far the most significant one was information technology.
Stock choices in nearly every segment of the information technology sector detracted from results, but electronic equipment manufacturers, software makers, and Internet software and services companies had the biggest negative impact.

The biggest individual detractor was digital media company RealNetworks, which declined substantially in the first quarter of the year after the company's earnings projections for 2007 came in significantly below analyst expectations. We subsequently sold the stock.

In the software industry, business software provider MicroStrategy reported declining licensing revenues and higher operating costs, which led to an earnings shortfall. Another noteworthy detractor was disk drive equipment manufacturer Intevac, which provided a disappointing forecast amid weakness in the disk drive industry.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half of 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. This uncertainty, along with slower corporate earnings growth, may continue into the second half of the year, which could lead to a choppy market environment.

After a challenging 2006, we are pleased that our disciplined, balanced investment approach produced better results in the first half of 2007. We believe it will continue to do so over the long term.

NT Small Company's Five Largest Overweights as of June 30, 2007
                                                                         % of S&P
                                                          % of           SmallCap
                                                      portfolio's           600
                                                         stocks            Index
WellCare Health Plans Inc.                               1.84%              --
Celanese Corp., Series A                                 1.44%              --
NBTY Inc.                                                1.39%              --
Chicago Bridge & Iron Company New York Shares            1.38%              --
Mettler-Toledo International, Inc.                       1.36%              --

NT Small Company's Five Largest Underweights as of June 30, 2007
                                                                         % of S&P
                                                          % of           SmallCap
                                                      portfolio's           600
                                                         stocks            Index
Manitowoc Co., Inc (The)                                   --              0.83%
Trimble Navigation Ltd.                                    --              0.64%
Shaw Group Inc. (The)                                      --              0.62%
Helix Energy Solutions Group, Inc.                         --              0.60%
Cabot Oil & Gas Corp.                                      --              0.59%

------
11

SCHEDULE OF INVESTMENTS
NT Small Company

JUNE 30, 2007

Shares                                                                       Value

Common Stocks -- 99.5%

AEROSPACE & DEFENSE -- 1.8%
               3,081  Ceradyne Inc.(1)(2)                                $ 227,870
                 850  Cubic Corp.                                           25,653
               3,191  Curtiss-Wright Corp.                                 148,733
                 160  Ducommun Inc.(1)                                       4,117
                 427  Teledyne Technologies Inc.(1)                         19,621
                 234  United Industrial Corp.(2)                            14,035
                                                                       -----------
                                                                           440,029
                                                                       -----------
AIR FREIGHT & LOGISTICS -- 0.5%
               1,123  EGL Inc.(1)                                           52,197
                 932  Forward Air Corp.(2)                                  31,772
               1,054  Hub Group Inc. Cl A(1)(2)                             37,059
                                                                       -----------
                                                                           121,028
                                                                       -----------
AIRLINES -- 0.4%
               1,809  Frontier Airlines Holdings, Inc.(1)(2)                10,130
               1,300  Mesa Air Group, Inc.(1)(2)                             8,593
               2,787  SkyWest, Inc.                                         66,415
                                                                       -----------
                                                                            85,138
                                                                       -----------
AUTO COMPONENTS -- 0.2%
                 851  Aftermarket Technology Corp.(1)                       25,257
                 159  GenTek Inc.(1)(2)                                      5,600
                 498  Standard Motor Products, Inc.                          7,485
                 370  Stoneridge Inc.(1)(2)                                  4,566
                                                                       -----------
                                                                            42,908
                                                                       -----------
BEVERAGES(3)
                 229  Coca-Cola Bottling Co. Consolidated(2)                11,519
                                                                       -----------
BIOTECHNOLOGY -- 0.9%
               5,781  OSI Pharmaceuticals Inc.(1)(2)                       209,330
                 893  Trimeris, Inc.(1)                                      6,108
                                                                       -----------
                                                                           215,438
                                                                       -----------
BUILDING PRODUCTS -- 0.3%
               2,347  American Woodmark Corp.(2)                            81,206
                                                                       -----------
CAPITAL MARKETS -- 0.9%
                 386  Calamos Asset Management, Inc. Cl A                    9,862
               9,304  SWS Group Inc.                                       201,153
                                                                       -----------
                                                                           211,015
                                                                       -----------
CHEMICALS -- 2.1%
               8,793  Celanese Corp., Series A                             340,992
                 601  H.B. Fuller Company(2)                                17,964
                 643  ICO, Inc.(1)                                           6,797

Shares                                                                       Value

               2,585  Pioneer Companies Inc.(1)                           $ 88,846
               1,781  Terra Industries Inc.(1)(2)                           45,273
                                                                       -----------
                                                                           499,872
                                                                       -----------
COMMERCIAL BANKS -- 4.5%
                 862  BancFirst Corp.(2)                                    36,911
               4,729  Bank of Hawaii Corporation                           244,205
                 275  Banner Corp.(2)                                        9,367
                 136  Center Financial Corp.(2)                              2,301
               1,115  City Holding Company(2)                               42,738
               2,220  City National Corp.(2)                               168,919
               1,710  Commerce Bancshares, Inc.                             77,462
                 152  Community Trust Bancorp Inc.(2)                        4,910
               2,600  East West Bancorp, Inc.                              101,087
                 629  Financial Institutions, Inc.                          12,700
                 239  First Citizens BancShares, Inc.                       46,462
                 640  First Regional Bancorp(1)(2)                          16,282
                 589  FNB Corp.(2)                                           9,860
                 134  Greene County Bancshares Inc.                          4,189
                 608  Intervest Bancshares Corp. Cl A                       17,121
                 157  NBT Bancorp Inc.(2)                                    3,542
               2,775  Pacific Capital Bancorp(2)                            74,870
                 482  Preferred Bank                                        19,280
               1,146  Prosperity Bancshares, Inc.(2)                        37,543
                 925  Sterling Financial Corp.                               9,731
                 874  SVB Financial Group(1)(2)                             46,418
                 345  Taylor Capital Group Inc.                              9,498
                 766  Trustmark Corp.(2)                                    19,809
                 199  Vineyard National Bancorp(2)                           4,571
                 303  WesBanco, Inc.(2)                                      8,939
                 157  West Coast Bancorp                                     4,771
                 943  Whitney Holding Corp.                                 28,384
                 254  Wilshire Bancorp, Inc.(2)                              3,094
                                                                       -----------
                                                                         1,064,964
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.7%
               1,717  AMREP Corp.(2)                                        81,643
               2,090  COMSYS IT Partners Inc.(1)                            47,673
                 669  Consolidated Graphics Inc.(1)                         46,348
               5,654  Deluxe Corp.                                         229,610
                 284  Dun & Bradstreet Corp.                                29,246
                 913  First Consulting Group Inc.(1)                         8,674
               2,143  Heidrick & Struggles International Inc.(1)(2)        109,807
               2,581  Knoll Inc.                                            57,814
                 461  Standard Parking Corp.(1)(2)                          16,195

------
12

NT Small Company

Shares                                                                       Value

                 806  Stericycle Inc.(1)                                  $ 35,835
               4,196  Watson Wyatt Worldwide, Inc. Cl A                    211,814
                                                                       -----------
                                                                           874,659
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 2.9%
               4,731  C-COR Inc.(1)                                         66,518
               4,691  CommScope, Inc.(1)                                   273,721
               1,503  Comtech Telecommunications Corp.(1)(2)                69,769
               7,297  Interdigital Communications Corp.(1)(2)              234,744
               1,261  NETGEAR, Inc.(1)(2)                                   45,711
                                                                       -----------
                                                                           690,463
                                                                       -----------
COMPUTERS & PERIPHERALS -- 0.6%
               4,972  Brocade Communications Systems, Inc.(1)               38,881
                 211  Emulex Corp.(1)                                        4,608
               1,785  Immersion Corp.(1)(2)                                 26,739
               2,846  Western Digital Corp.(1)                              55,070
                 911  Xyratex Ltd.(1)                                       20,252
                                                                       -----------
                                                                           145,550
                                                                       -----------
CONSTRUCTION & ENGINEERING -- 5.3%
               8,653  Chicago Bridge & Iron Company New York Shares        326,564
               5,211  EMCOR Group Inc.(1)                                  379,881
               2,803  Foster Wheeler Ltd.(1)                               299,893
               4,207  Perini Corp.(1)                                      258,857
                                                                       -----------
                                                                         1,265,195
                                                                       -----------
CONSUMER FINANCE -- 0.2%
                 415  Advanta Corp. Cl B                                    12,923
               3,123  Rewards Network Inc.(1)                               12,711
                 426  World Acceptance Corp.(1)(2)                          18,203
                                                                       -----------
                                                                            43,837
                                                                       -----------
CONTAINERS & PACKAGING -- 1.5%
                 189  AEP Industries Inc.(1)                                 8,507
               8,311  Rock-Tenn Co. Cl A                                   263,625
               1,585  Silgan Holdings Inc.                                  87,619
                                                                       -----------
                                                                           359,751
                                                                       -----------
DISTRIBUTORS -- 0.1%
                 412  Core-Mark Holding Co., Inc.(1)                        14,824
                                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 2.6%
                 545  Carriage Services, Inc.(1)                             4,502
               2,542  Coinstar Inc.(1)                                      80,022
               1,995  CPI Corp.                                            138,653
               1,348  Pre-Paid Legal Services Inc.(1)                       86,690
               5,028  Sotheby's                                            231,388
               1,591  Vertrue Inc.(1)(2)                                    77,609
                                                                       -----------
                                                                           618,864
                                                                       -----------

Shares                                                                       Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
                 809  CenturyTel Inc.                                     $ 39,681
               6,663  Cincinnati Bell Inc.(1)                               38,512
               4,539  CT Communications, Inc.(2)                           138,486
               5,069  Premiere Global Services Inc.(1)                      65,998
                                                                       -----------
                                                                           282,677
                                                                       -----------
ELECTRIC UTILITIES -- 2.0%
                 747  Allete Inc.(2)                                        35,146
              10,876  El Paso Electric Co.(1)                              267,115
               4,936  UniSource Energy Corp.                               162,345
                                                                       -----------
                                                                           464,606
                                                                       -----------
ELECTRICAL EQUIPMENT -- 1.0%
                 279  General Cable Corp.(1)                                21,134
              12,310  GrafTech International Ltd.(1)                       207,301
                  87  Woodward Governor Co.                                  4,669
                                                                       -----------
                                                                           233,104
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
               1,201  Checkpoint Systems, Inc.(1)                           30,325
               2,499  Dolby Laboratories Inc. Cl A(1)                       88,490
               3,125  Littelfuse, Inc.(1)                                  105,531
                 565  LoJack Corp.(1)(2)                                    12,594
               1,052  Merix Corp.(1)                                         8,300
               6,500  Methode Electronics, Inc.                            101,725
               2,472  TESSCO Technologies, Inc.(1)                          48,006
                                                                       -----------
                                                                           394,971
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 2.9%
                 861  Bristow Group Inc.(1)(2)                              42,663
              36,409  Grey Wolf Inc.(1)(2)                                 300,010
               1,615  Gulfmark Offshore Inc.(1)                             82,720
               6,379  Trico Marine Services Inc.(1)                        260,774
                                                                       -----------
                                                                           686,167
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.7%
                 691  Nash Finch Co.(2)                                     34,205
               3,682  Spartan Stores, Inc.(2)                              121,174
                                                                       -----------
                                                                           155,379
                                                                       -----------
FOOD PRODUCTS -- 2.9%
               4,805  Corn Products International Inc.                     218,387
               1,513  Darling International Inc.(1)                         13,829
               5,098  Imperial Sugar Co.(2)                                156,967
                 822  J.M. Smucker Co. (The)                                52,329
                 107  Seaboard Corp.                                       250,915
                                                                       -----------
                                                                           692,427
                                                                       -----------

------
13

NT Small Company

Shares                                                                       Value

GAS UTILITIES -- 3.1%
               8,242  Energen Corp.                                      $ 452,815
               1,171  Nicor Inc.(2)                                         50,259
               2,032  Northwest Natural Gas Co.                             93,858
               3,106  SEMCO Energy, Inc.(1)(2)                              24,134
               4,307  UGI Corp.                                            117,495
                                                                       -----------
                                                                           738,561
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.1%
               3,559  CONMED Corp.(1)                                      104,208
               3,710  Dade Behring Holdings Inc.                           197,075
               1,145  Edwards Lifesciences Corporation(1)(2)                56,494
               1,179  HealthTronics Inc.(1)                                  5,129
               4,791  Kinetic Concepts Inc.(1)(2)                          248,988
               3,375  Mettler-Toledo International, Inc.(1)                322,345
               2,191  Nutraceutical International Corp.(1)                  36,305
               5,188  West Pharmaceutical Services Inc.                    244,614
                                                                       -----------
                                                                         1,215,158
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.1%
               1,192  Alliance Imaging Inc.(1)(2)                           11,193
               1,092  American Dental Partners Inc.(1)                      28,359
               8,636  Apria Healthcare Group Inc.(1)                       248,458
               3,257  Healthspring Inc.(1)                                  62,078
                 778  Lincare Holdings Inc.(1)                              31,003
               2,162  Magellan Health Services Inc.(1)                     100,468
                 986  Molina Healthcare Inc.(1)                             30,093
               1,178  PSS World Medical Inc.(1)(2)                          21,463
               4,822  WellCare Health Plans Inc.(1)(2)                     436,440
                                                                       -----------
                                                                           969,555
                                                                       -----------
HEALTH CARE TECHNOLOGY -- 0.4%
               4,458  Omnicell Inc.(1)(2)                                   92,637
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
               3,909  AFC Enterprises, Inc.(1)                              67,587
               1,503  Buffalo Wild Wings Inc.(1)(2)                         62,510
               1,094  CBRL Group Inc.(2)                                    46,473
                 975  Choice Hotels International Inc.(2)                   38,532
              15,214  Interstate Hotels & Resorts, Inc.(1)(2)               79,417
               2,172  Jack in the Box Inc.(1)                              154,081
               4,085  Papa John's International Inc.(1)(2)                 117,485
                                                                       -----------
                                                                           566,085
                                                                       -----------

Shares                                                                       Value

HOUSEHOLD DURABLES -- 1.5%
                 917  American Greetings Corporation Cl A                  $25,979
                 839  Avatar Holdings Inc.(1)(2)                            64,553
                 841  Blyth, Inc.                                           22,354
                 571  Helen of Troy Ltd.(1)                                 15,417
                 200  NVR, Inc.(1)(2)                                      135,949
               1,542  Snap-on Incorporated                                  77,886
                 300  Tempur-Pedic International Inc.(2)                     7,770
                                                                       -----------
                                                                           349,908
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 1.3%
               3,737  Teleflex Inc.                                        305,612
                                                                       -----------
INSURANCE -- 5.0%
               5,017  American Financial Group, Inc.                       171,331
                 601  American Safety Insurance Holdings, Ltd.(1)           14,322
               1,057  Argonaut Group Inc.(2)                                32,989
               9,885  Aspen Insurance Holdings Ltd.                        277,472
               6,411  Endurance Specialty Holdings Ltd.                    256,696
               2,017  HCC Insurance Holdings, Inc.                          67,388
                 215  James River Group Inc.(2)                              7,144
                 104  NYMAGIC, INC.                                          4,181
               5,837  Odyssey Re Holdings Corp.(2)                         250,349
               1,384  Philadelphia Consolidated Holding Corp.(1)            57,851
               1,023  Reinsurance Group of America, Inc.                    61,626
                                                                       -----------
                                                                         1,201,349
                                                                       -----------
INTERNET & CATALOG RETAIL -- 1.4%
               2,351  PC Mall Inc.(1)(2)                                    28,753
               4,484  Priceline.com Inc.(1)(2)                             308,230
                                                                       -----------
                                                                           336,983
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 0.1%
                 527  Chordiant Software, Inc.(1)                            8,253
               1,394  Greenfield Online, Inc.(1)(2)                         22,178
                                                                       -----------
                                                                            30,431
                                                                       -----------
IT SERVICES -- 1.8%
               8,782  Acxiom Corp.                                         232,284
               7,742  Convergys Corp.(1)                                   187,666
                                                                       -----------
                                                                           419,950
                                                                       -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
               2,578  JAKKS Pacific, Inc.(1)(2)                             72,545
                 491  Steinway Musical Instruments, Inc.                    16,984
               4,239  Sturm, Ruger & Co., Inc.(1)(2)                        65,789
                                                                       -----------
                                                                           155,318
                                                                       -----------

------
14

NT Small Company

Shares                                                                       Value

LIFE SCIENCES TOOLS & SERVICES -- 1.5%
               2,192  Invitrogen Corp.(1)                                $ 161,661
                 891  PharmaNet Development Group, Inc.(1)(2)               28,405
                 488  Techne Corp.(1)                                       27,918
               2,541  Varian Inc.(1)(2)                                    139,323
                                                                       -----------
                                                                           357,307
                                                                       -----------
MACHINERY -- 0.9%
               5,416  Accuride Corp.(1)                                     83,461
               2,594  EnPro Industries Inc.(1)                             110,997
                 138  Mueller Industries Inc.                                4,753
                 346  Robbins & Myers Inc.                                  18,383
                                                                       -----------
                                                                           217,594
                                                                       -----------
MARINE -- 0.3%
               1,933  Kirby Corporation(1)                                  74,208
                                                                       -----------
MEDIA -- 1.9%
              12,349  Lions Gate Entertainment Corp.(1)(2)                 136,209
                 911  LodgeNet Entertainment Corp.(1)(2)                    29,207
                 418  New Frontier Media Inc.(2)                             3,645
               6,187  Regal Entertainment Group Cl A                       135,681
               9,282  Sinclair Broadcast Group, Inc. Cl A                  131,990
               3,490  Westwood One, Inc.(2)                                 25,093
                                                                       -----------
                                                                           461,825
                                                                       -----------
METALS & MINING -- 1.4%
               1,984  Century Aluminum Co.(1)(2)                           108,386
               3,746  Hecla Mining Co.(1)                                   31,991
               4,704  Steel Dynamics Inc.                                  197,144
                                                                       -----------
                                                                           337,521
                                                                       -----------
MULTILINE RETAIL -- 1.7%
               9,904  Big Lots, Inc.(1)(2)                                 291,375
               2,425  Dollar Tree Stores Inc.(1)                           105,609
                                                                       -----------
                                                                           396,984
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 2.7%
               2,548  Harvest Natural Resources Inc.(1)(2)                  30,347
               1,899  Holly Corp.                                          140,887
               1,658  MarkWest Hydrocarbon, Inc.(2)                         95,219
               3,918  Tesoro Corp.                                         223,913
               6,493  USEC Inc.(1)(2)                                      142,716
                                                                       -----------
                                                                           633,082
                                                                       -----------
PAPER & FOREST PRODUCTS -- 0.4%
               6,115  Buckeye Technologies Inc.(1)                          94,599
                                                                       -----------

Shares                                                                       Value

PERSONAL PRODUCTS -- 1.5%
                 520  Chattem, Inc.(1)(2)                                 $ 32,958
               7,600  NBTY Inc.(1)                                         328,320
                                                                       -----------
                                                                           361,278
                                                                       -----------
PHARMACEUTICALS -- 1.6%
               1,255  Axcan Pharma Inc.(1)(2)                               24,259
                 649  Biovail Corp.                                         16,498
               9,377  King Pharmaceuticals, Inc.(1)                        191,853
               4,033  POZEN Inc.(1)(2)                                      72,876
               6,082  ViroPharma Inc.(1)(2)                                 83,932
                                                                       -----------
                                                                           389,418
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 2.9%
               1,892  Capital Trust Inc. Cl A(2)                            64,593
               3,739  Equity Lifestyle Properties, Inc.                    195,138
               4,502  Gramercy Capital Corp.(2)                            123,985
                 388  Saul Centers Inc.(2)                                  17,596
               5,692  Taubman Centers Inc.                                 282,380
                 313  Winston Hotels Inc.                                    4,695
                                                                       -----------
                                                                           688,387
                                                                       -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
                 432  Jones Lang LaSalle Inc.                               49,032
                                                                       -----------
ROAD & RAIL -- 1.4%
                 721  Arkansas Best Corporation(2)                          28,097
               1,967  Heartland Express, Inc.(2)                            32,062
               2,935  Kansas City Southern Industries, Inc.(1)             110,180
               1,894  Knight Transportation Inc.(2)                         36,706
               2,022  Landstar System, Inc.(2)                              97,562
                 828  Old Dominion Freight Line, Inc.(1)(2)                 24,964
                                                                       -----------
                                                                           329,571
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.3%
               3,581  Advanced Energy Industries, Inc.(1)                   81,145
              19,580  Amkor Technology Inc.(1)(2)                          308,384
               8,543  Intevac, Inc.(1)(2)                                  181,624
               5,905  MKS Instruments, Inc.(1)                             163,569
              26,180  ON Semiconductor Corp.(1)(2)                         280,650
                      Varian Semiconductor Equipment Associates,
                 442  Inc.(1)                                               17,707
                                                                       -----------
                                                                         1,033,079
                                                                       -----------
SOFTWARE -- 1.6%
               1,696  Ansoft Corp.(1)(2)                                    50,015
                 451  EPIQ Systems, Inc.(1)(2)                               7,288
               1,593  SPSS Inc.(1)                                          70,315

------
15

NT Small Company

Shares                                                                       Value

               9,703  Sybase, Inc.(1)                                    $ 231,805
               4,946  TeleCommunication Systems, Inc. Cl A(1)               25,126
                                                                       -----------
                                                                           384,549
                                                                       -----------
SPECIALTY RETAIL -- 3.5%
               2,471  Asbury Automotive Group, Inc.                         61,651
               9,265  Dress Barn Inc.(1)(2)                                190,118
               5,520  Gymboree Corp.(1)                                    217,543
               7,225  Jo-Ann Stores, Inc.(1)                               205,407
               2,135  Mothers Work Inc.(1)                                  66,761
               2,874  Payless ShoeSource, Inc.(1)                           90,675
                                                                       -----------
                                                                           832,155
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
               2,315  Deckers Outdoor Corp.(1)(2)                          233,583
                 224  Kellwood Co.(2)                                        6,299
                 543  Maidenform Brands, Inc.(1)                            10,784
               1,806  Perry Ellis International, Inc.(1)(2)                 58,099
                 158  Warnaco Group Inc. (The)(1)                            6,216
                                                                       -----------
                                                                           314,981
                                                                       -----------
THRIFTS & MORTGAGE FINANCE -- 2.6%
               1,913  BankUnited Financial Corp. Cl A(2)                    38,394
                 314  Charter Financial Corp.                               16,014
                 328  City Bank(2)                                          10,335
               3,670  Corus Bankshares Inc.(2)                              63,344
               1,710  Delta Financial Corp.(2)                              20,982
               2,513  Downey Financial Corp.(2)                            165,808
               3,571  FirstFed Financial Corp.(1)(2)                       202,582
                 488  ITLA Capital Corp.                                    25,435
               5,214  Ocwen Financial Corp.(1)(2)                           69,503
                  69  WSFS Financial Corp.                                   4,515
                                                                       -----------
                                                                           616,912
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES(3)
                 149  Rural Cellular Corp. Cl A(1)                           6,528
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $21,138,958)                                                      23,656,148
                                                                       -----------

Shares                                                                       Value

Temporary Cash Investments -- 0.8%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 8.125%,
5/15/21, valued at $205,017), in a joint trading account at 3.95%, dated 6/29/07, due 7/2/07 (Delivery value $200,066)
(Cost $200,000)                                                          $ 200,000
                                                                       -----------
Temporary Cash Investments -
Securities Lending Collateral(4) -- 29.6%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $7,050,110)
(Cost $7,046,951)                                                        7,046,951
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 129.9%
(COST $28,385,909)                                                      30,903,099
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (29.9)%                                (7,109,361)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $23,793,738
                                                                       ===========

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
17

                   Beginning         Ending       Expenses Paid
                 Account Value   Account Value    During Period*     Annualized
                     1/1/07         6/30/07      1/1/07 - 6/30/07  Expense Ratio*

NT Equity Growth -- Institutional Class
Actual               $1,000        $1,065.90          $2.41             0.47%
Hypothetical         $1,000        $1,022.46          $2.36             0.47%

NT Small Company -- Institutional Class
Actual               $1,000        $1,087.70          $3.47             0.67%
Hypothetical         $1,000        $1,021.47          $3.36             0.67%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
18

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007
                                                          NT Equity       NT Small
                                                             Growth        Company
ASSETS

Investment securities, at value (cost of
$82,048,440 and $21,338,958, respectively) --
including $7,483,730 and $6,906,425 of securities
on loan, respectively                                   $91,747,916    $23,856,148

Investments made with cash collateral received for
securities on loan, at value (cost of $7,693,590
and $7,046,951, respectively)                             7,693,590      7,046,951
                                                        -----------    -----------

Investment securities, at value (cost of
$89,742,030 and $28,385,909, respectively)               99,441,506     30,903,099

Cash                                                        185,252         62,604

Receivable for investments sold                             371,305        441,902

Dividends and interest receivable                            53,383         27,830
                                                        -----------    -----------
                                                        100,051,446     31,435,435
                                                        -----------    -----------

LIABILITIES

Payable for collateral received for securities on
loan                                                      7,693,590      7,046,951

Payable for investments purchased                           377,308        581,721

Accrued management fees                                      35,293         13,025
                                                        -----------    -----------
                                                          8,106,191      7,641,697
                                                        -----------    -----------

NET ASSETS                                              $91,945,255    $23,793,738
                                                        ===========    ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                               50,000,000     50,000,000
                                                        ===========    ===========
Outstanding                                               7,971,332      2,233,819
                                                        ===========    ===========

NET ASSET VALUE PER SHARE                                    $11.53         $10.65
                                                        ===========    ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                 $81,823,232    $22,044,770

Undistributed net investment income                          10,058         20,467

Accumulated undistributed net realized gain (loss)
on investment transactions                                  412,489      (788,689)

Net unrealized appreciation on investments                9,699,476      2,517,190
                                                        -----------    -----------
                                                        $91,945,255    $23,793,738
                                                        ===========    ===========

See Notes to Financials Statements.

------
19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND PERIOD ENDED DECEMBER 31, 2006 (AS
NOTED)
                                     NT Equity Growth             NT Small Company

                              June 30,   December 31,      June 30,   December 31,
                               2007(1)        2006(2)       2007(1)        2006(2)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of
foreign taxes withheld
of $1,840, $461, $329
and $81)                     $ 582,251      $ 593,568      $ 98,961       $ 94,558

Interest                        23,499         21,879         7,049          4,697

Securities lending               2,015             --         5,219             --
                            ----------     ----------    ----------    -----------
                               607,765        615,447       111,229         99,255
                            ----------     ----------    ----------    -----------

EXPENSES:

Management fees                188,296        173,527        69,411         62,693

Directors' fees and
expenses                           784             --           307            201

Other expenses                     787            384           149             --
                            ----------     ----------    ----------    -----------
                               189,867        173,911        69,867         62,894
                            ----------     ----------    ----------    -----------

NET INVESTMENT INCOME
(LOSS)                         417,898        441,536        41,362         36,361
                            ----------     ----------    ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
on investment
transactions                 1,804,252    (1,392,634)       372,997    (1,162,470)

Change in net unrealized
appreciation
(depreciation) on
investments                  2,862,586      6,836,890     1,278,984      1,238,206
                            ----------     ----------    ----------    -----------

NET REALIZED AND
UNREALIZED GAIN (LOSS)       4,666,838      5,444,256     1,651,981         75,736
                            ----------     ----------    ----------    -----------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS             $5,084,736     $5,885,792    $1,693,343       $112,097
                            ==========     ==========    ==========    ===========

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

See Notes to Financials Statements.

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20

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 AND PERIOD ENDED DECEMBER 31, 2006 (AS NOTED)
                                     NT Equity Growth             NT Small Company
Increase (Decrease) in        June 30,   December 31,      June 30,   December 31,
Net Assets                     2007(1)        2006(2)       2007(1)        2006(2)

OPERATIONS

Net investment income
(loss)                       $ 417,898      $ 441,536      $ 41,362       $ 36,361

Net realized gain
(loss)                       1,804,252    (1,392,634)       372,997    (1,162,470)

Change in net
unrealized
appreciation
(depreciation)               2,862,586      6,836,890     1,278,984      1,238,206
                           -----------    -----------   -----------    -----------
Net increase
(decrease) in net
assets resulting from
operations                   5,084,736      5,885,792     1,693,343        112,097
                           -----------    -----------   -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income                       (407,009)      (443,751)      (20,799)       (39,061)
                           -----------    -----------   -----------    -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares
sold                        24,316,555     69,082,537     6,222,969     18,962,946

Payments for shares
redeemed                   (8,792,428)    (2,781,177)   (2,318,028)      (819,729)
                           -----------    -----------   -----------    -----------
Net increase
(decrease) in net
assets from capital
share transactions          15,524,127     66,301,360     3,904,941     18,143,217
                           -----------    -----------   -----------    -----------

NET INCREASE
(DECREASE) IN NET
ASSETS                      20,201,854     71,743,401     5,577,485     18,216,253

NET ASSETS

Beginning of period         71,743,401             --    18,216,253             --
                           -----------    -----------   -----------    -----------
End of period              $91,945,255    $71,743,401   $23,793,738    $18,216,253
                           ===========    ===========   ===========    ===========

Undistributed net
investment income              $10,058             --       $20,467             --
                           ===========    ===========   ===========    ===========

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                         2,168,005      6,873,493       603,165      1,945,800

Redeemed                     (799,319)      (270,847)     (228,683)       (86,463)
                           -----------    -----------   -----------    -----------
Net increase
(decrease) in shares
of the funds                 1,368,686      6,602,646       374,482      1,859,337
                           ===========    ===========   ===========    ===========

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

See Notes to Financials Statements.

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21

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. NT Equity Growth Fund (NT
Equity Growth) and NT Small Company Fund (NT Small Company) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this investment objective by investing in common stocks. NT Small Company primarily invests in smaller-capitalization U.S. companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry
Classification Standard for the tobacco industry. The funds incepted on May
12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

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22

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment manager that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.3380% to 0.5200% for NT Equity Growth, and 0.5380% to 0.7200% for NT Small Company. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for NT
Equity Growth and NT Small Company for the six months ended June 30, 2007 and the period ended December 31, 2006 was 0.47% and 0.67%, respectively.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. The funds are wholly owned by American Century Asset
Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2007, were as follows:

                         NT Equity Growth   NT Small Company
Purchases                   $59,160,053        $19,029,316
Proceeds from sales         $43,838,905        $15,104,171

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23

4. SECURITIES LENDING

As of June 30, 2007, securities in NT Equity Growth and NT Small Company valued at $7,483,730 and $6,906,425, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $7,693,590, and $7,046,951, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended June 30, 2007 and the period ended December 31, 2006.

6. RISK FACTORS

NT Small Company concentrates its investments in common stocks of small companies. Because of this, NT Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the six months ended June 30,
2007 and the period ended December 31, 2006 (as noted) were as follows:

                            NT Equity Growth               NT Small Company
                       June 30,      December 31,      June 30,     December 31,
                        2007(1)         2006(2)        2007(1)         2006(2)
DISTRIBUTIONS PAID FROM

Ordinary income        $407,009        $443,751        $20,799         $39,061

Long-term capital
gains                     --              --              --             --

(1) The funds' fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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24

As of June 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                NT Equity Growth  NT Small Company
Federal tax cost of investments                      $90,003,837       $28,522,090
                                                     ===========       ===========
Gross tax appreciation of investments                $10,383,909        $2,914,213
Gross tax depreciation of investments                  (946,240)         (533,204)
                                                     -----------       -----------
Net tax appreciation (depreciation) of
investments                                           $9,437,669        $2,381,009
                                                     ===========       ===========
Undistributed ordinary income                           $344,083           $20,467
Accumulated long-term gains                             $340,271                --
Accumulated capital losses                                    --        $(652,508)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above for NT Small Company represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in
2014.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

NT Equity Growth and NT Small Company hereby designate $407,009 and $20,779, respectively, of qualified dividend income for the fiscal year ended June 30,
2007.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended June 30, 2007, of $407,099 and $20,799, for NT Equity Growth and NT
Small Company, respectively, qualify for the corporate dividends received deduction.

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25

FINANCIAL HIGHLIGHTS
NT Equity Growth

For a Share Outstanding Throughout the Periods Indicated
                                                                2007(1)    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.87     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.06       0.07

 Net Realized and Unrealized Gain (Loss)                           0.65       0.87
                                                               --------   --------
 Total From Investment Operations                                  0.71       0.94
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.05)     (0.07)
                                                               --------   --------
Net Asset Value, End of Period                                   $11.53     $10.87
                                                               ========   ========

TOTAL RETURN(3)                                                   6.59%      9.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.47%(4)   0.47%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets    1.04%(4)   1.20%(4)

Portfolio Turnover Rate                                             54%        65%

Net Assets, End of Period (in thousands)                        $91,945    $71,743

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financials Statements.

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26

NT Small Company

For a Share Outstanding Throughout the Periods Indicated
                                                                2007(1)    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.80     $10.00
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.02       0.02

 Net Realized and Unrealized Gain (Loss)                           0.84     (0.20)
                                                               --------   --------
 Total From Investment Operations                                  0.86     (0.18)
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.01)     (0.02)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.65      $9.80
                                                               ========   ========

TOTAL RETURN(3)                                                   8.77%    (1.78)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              0.67%(4)   0.67%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets    0.40%(4)   0.39%(4)

Portfolio Turnover Rate                                             73%        82%

Net Assets, End of Period (in thousands)                        $23,794    $18,216

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) May 12, 2006 (fund inception) through December 31, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financials Statements.

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27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the NT Equity Growth Fund and NT Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity
Growth Fund and NT Small Company Fund (two of the ten funds comprising the
American Century Quantitative Equity Funds, Inc., hereafter referred to as the
"Funds") at June 30, 2007, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2007

------
28

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the funds' principal underwriter, American Century
Investment Services, Inc. (ACIS); and the funds' transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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29

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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30

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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31

APPROVAL OF MANAGEMENT AGREEMENTS
NT Equity Growth and NT Small Company

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning NT Equity Growth and NT Small Company (the
"funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify

------
32

any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results

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33

(e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Performance information presented to the Directors showed that NT Equity Growth's performance was below its benchmark for the one-year period. NT Small Company's performance was below its benchmark for the one-year period. The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

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34

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer groups. The unified fee charged to shareholders of the funds was in the lowest quartile of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

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35

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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36

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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37

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

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38

NOTES

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39

NOTES

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40

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-ANN-55628N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               June 30, 2007

[photo of summer]

Global Gold Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the June 30, 2007 annual report for the American Century® Global Gold Fund. This is the second annual report for the Fund in the last six months; its fiscal year end changed recently to
June 30. This report covers the six months since the last annual report, dated
December 31, 2006.

We've compiled this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

2007 has been an eventful year for us. In the last annual report, we announced the promotion of former international equity chief investment officer (CIO)
Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May, when Mark
On joined us. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in
Singapore.

Enrique also hired Steve Lurito to fill our vacant U.S. growth equity CIO position. Steve joined us in July after spending the majority of his career as a growth manager at Warburg Pincus Asset Management. Most recently, he was CIO and partner at MUUS Asset Management LLC.

We also announced this year the promotion of former chief financial officer
Jonathan Thomas to chief executive officer. In June, Jonathan brought Barry
Fink on board to take over as chief operating officer. Barry, like Jonathan, came to us from Morgan Stanley, where he was a managing director.

We've been energized by the skills and experience that Mark, Steve, and Barry bring to our executive leadership team. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      Six-Month Total Returns. . . . . . . . . . . . . . . . . . . . . . .      2

GLOBAL GOLD

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

COMMODITIES RISE ON SOLID GLOBAL GROWTH

While the U.S. economy slowed significantly through the first quarter of 2007, posting an annualized GDP growth rate of 0.6%, growth abroad continued at a vibrant pace. China's economy sped along at a double-digit clip and Europe and
Japan posted solid advances. Concurrent with healthy growth, equity markets generally gained, with developing countries mostly outperforming developed economies.

A volatile first quarter in the commodity markets prompted some to question whether the multi-year surge among commodities was reversing course. But many basic materials staged rallies in the second quarter, fueled by robust economic news from outside the U.S. Notably, oil spiked to a 10-month high, copper climbed on China's electric grid buildout, and agricultural products trended higher, including soybeans and wheat.

MODEST ADVANCE FOR GOLD

Following an impressive 22.95% gain in 2006, the price of an ounce of gold bullion rose at a much more modest pace through the first six months of 2007.
Starting the year at $638.00* an ounce, the precious metal gained 2.02%, finishing at $650.90 at the end of June. Gold peaked at $692.00 on April 20 as the dollar hit a multi-decade low relative to the British pound, approached an all-time low versus the euro, and sagged against the Japanese yen. Since gold is priced in U.S. dollars, a weaker dollar makes it cheaper to buy gold for
non-U.S. investors.

Central banks around the globe helped limit gold's upside potential by remaining vigilant about containing inflationary pressures, which tend to boost demand for gold. Citing healthy economic growth and wariness over inflation, the European Central Bank and Bank of England raised short-term interest rates twice during the period. The Bank of Japan also raised its key lending rate once. Although growth slowed in the U.S., inflation remained a concern for the U.S. Federal Reserve, which left its overnight lending rate steady nonetheless.

Stock market gyrations contributed to gold price volatility as a worldwide equity slump in late February sparked a rally to $687.20. After peaking in mid-April, prices trended downward, with the exception of a slight June rally, and closed the period at $650.90.

Six-Month Total Returns(1)
As of June 30, 2007
Gold Bullion                                     2.02%
U.S. Dollar vs. Euro                            -2.30%
Rogers International Commodities Index           3.96%

(1) Total returns for periods less than one year are not annualized.

*On the COMEX division of the New York Mercantile Exchange.

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2

PERFORMANCE
Global Gold

Total Returns as of June 30, 2007
                                             Average Annual Returns
                                                   10         Since     Inception
                    6 months(1)  1 year   5 years   years   Inception      Date

INVESTOR CLASS        -6.36%     -1.28%   17.95%    8.71%     4.33%      8/17/88

FUND BENCHMARK(2)     -6.31%     -1.69%   17.79%    9.66%    4.86%(3)       --

MSCI WORLD INDEX       9.17%     23.59%   14.00%    7.05%    8.99%(3)       --

Advisor Class         -6.48%     -1.50%   17.72%     --       11.18%      5/6/98

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) See Index Definitions page.

(3) Since 8/31/88, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

------
3

Global Gold

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years
Periods ended June 30
                1998      1999       2000      2001      2002     2003     2004     2005     2006    2007
Investor
Class         -31.72%    -11.93%   -10.91%    9.14%     72.74%   11.24%   17.05%    6.85%   66.31%  -1.28%

Fund
benchmark     -28.49%    -7.92%    -11.57%    7.42%     77.26%    8.29%   18.66%    7.52%   66.93%  -1.69%

MSCI World
Index          17.03%    15.67%     12.19%   -20.30%   -15.22%   -2.37%   24.00%   10.05%   16.93%  23.59%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

------
4

PORTFOLIO COMMENTARY
Global Gold

Portfolio Managers: Bill Martin and Joe Sterling

PERFORMANCE SUMMARY

Global Gold retreated 6.36%* during the six-month period ended June 30, 2007, while its proprietary benchmark dropped 6.31%. The portfolio's results reflected operating expenses, while the index returns did not. The benchmark consists of about two-thirds North American gold stocks, about 20% African gold stocks, and about 10% Australian gold stocks. Please note that Global
Gold's fiscal year end changed recently from December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated December 31, 2006.

Flat gold prices (discussed on page 2) contributed to lagging returns among gold mining stocks and factored into the negative performance of Global Gold and the benchmark. Relative to the benchmark, effective stock selection aided the portfolio, although the three largest positions detracted from relative returns.

MINING COMPANY STOCKS STRUGGLED

In general, mining company stocks followed the ups and downs of the metal itself but closed the period with negative returns. Cumulatively, the FTSE
Gold Mines Index dropped 9.61%, but drilling deeper into performance, companies in the FTSE Gold Mines Africa Index weighed most significantly, falling 15.48%. Alternatively, the FTSE Gold Mines Australia Index recorded a
2.65% shortfall while the FTSE Gold Mines North America Index decreased 8.54%.

Relative to the benchmark, the portfolio was modestly overweight in North
American and Australian companies while underweight in exposure to Africa.

Market Returns
For the six months ended June 30, 2007(1)

BACKGROUND INFLUENCES
U.S. Dollar vs. Euro                                       (2.30)%
U.S. Dollar vs. South African Rand                           0.50%
U.S. Dollar vs. Australian Dollar                          (7.60)%

BROAD GOLD STOCK MARKET
Lipper Gold Fund Index                                       3.29%
FTSE® Gold Mines Index                                     (9.61)%

REGIONAL COMPONENTS OF FTSE® GOLD MINES INDEX
FTSE® Gold Mines Africa Index                             (15.48)%
FTSE® Gold Mines Australia Index                           (2.65)%
FTSE® Gold Mines North America Index                       (8.54)%

Sources: Bloomberg Financial Markets, Lipper Inc.

(1) Total returns for periods less than one year are not annualized.

Top Ten Holdings as of June 30, 2007
                                       % of net        % of net
                                     assets as of    assets as of
                                       6/30/07         12/31/06

Barrick Gold Corp.                       7.8%            8.4%
Goldcorp Inc.(2)                         7.7%            8.8%
Kinross Gold Corp.(2)                    7.1%            4.2%
Newmont Mining Corporation               6.5%            7.1%
AngloGold Ashanti Limited(2)             5.4%            5.5%
Gold Fields Limited(2)                   5.1%            4.9%
Agnico-Eagle Mines Ltd.(2)               5.0%            4.8%
Yamana Gold Inc.                         4.3%            4.2%
Newcrest Mining Limited                  4.1%            4.1%
Lihir Gold Limited                       3.8%            3.4%

(2) Includes shares traded on all exchanges.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
5

Global Gold

LARGE CANADIAN STAKES WEIGHED

Among individual holdings, the portfolio's three largest positions -- Barrick
Gold, Goldcorp, and Kinross Gold -- ranked among the poorest relative performers during the period. The three Canadian companies all lost ground, although the degree of our exposure also factored into relative returns.

We held an underweight stake in Barrick Gold, which retreated despite reporting solid quarterly results and increasing its annual dividend by 36%.
The company benefited from cash costs below its target of $335-$350 per ounce.
It also eliminated all purchasing contracts -- which are written to hedge against future drops in the price of gold but feature discounted sale prices
-- in order to sell all future production at going market prices. Speculation arose, however, that Barrick was exploring a purchase of large rival Newmont
Mining, which anticipates its cash costs to run between $375-$400 this year.

Our position in Goldcorp was slightly smaller than that of the benchmark. The company faltered as its reported production costs came in above its $150 per ounce target. Goldcorp, which purchased competitors Placer Dome and Glamis
Gold in 2006, streamlined its portfolio by selling mines in Australia and
Brazil. Our overweight stake in Kinross Gold hurt as the company closed on its acquisition of Bema Gold and announced that some expenses would run higher than previously expected.

SOUTH AFRICAN, AUSTRALIAN EXPOSURE AIDED PERFORMANCE

The portfolio's underweight exposure to Africa helped relative returns, especially in South African miners AngloGold Ashanti and Gold Fields.
AngloGold Ashanti reported decreased production and higher cash costs, and the company continued to hedge a portion of its portfolio, which reduced profits from rising gold prices. Gold Fields said cash costs neared $400 an ounce during the first quarter of 2007, and said it had not been approached as an acquisition target.

Further enhancing relative performance was Australian miner Oxiana, which said it was seeking new acquisitions, even as it worked through the purchase of
Agincourt Resources (also of Australia), which was announced in January. Later in the period, Oxiana reiterated that it is seeking acquisition candidates and hadn't itself been approached as a potential takeover.

STARTING POINT FOR NEXT REPORTING PERIOD

Regardless of macro developments such as the direction of gold prices and the strength of the U.S. dollar, we follow a disciplined investment approach.
Shunning momentum-driven areas of the market, we strive to add value through tactical allocations in specific mining companies that we believe hold promise for above-average returns.

Geographic Composition as of June 30, 2007
                                       % of net        % of net
                                     assets as of    assets as of
                                       6/30/07         12/31/06

Canada                                  57.9%           55.4%
South Africa                            14.6%           14.9%
Australia                               13.1%           14.8%
United States                           11.6%           12.0%
United Kingdom                           2.4%            2.2%
Sweden                                  --(1)            0.1%
Cash and Equivalents(2)                  0.4%            0.6%

(1) Category is less than 0.05% of total net assets.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning        Ending       Expenses Paid
                   Account Value  Account Value    During Period*     Annualized
                      1/1/07         6/30/07      1/1/07 - 6/30/07  Expense Ratio*
ACTUAL
Investor Class        $1,000         $936.40           $3.22            0.67%
Advisor Class         $1,000         $935.20           $4.41            0.92%
HYPOTHETICAL
Investor Class        $1,000        $1,021.47          $3.36            0.67%
Advisor Class         $1,000        $1,020.23          $4.61            0.92%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Global Gold

JUNE 30, 2007

Shares                                                                       Value

Common Stocks & Warrants -- 99.6%

AUSTRALIA -- 13.1%
           2,954,100  Bendigo Mining Ltd.(1)(2)                          $ 814,006
           1,273,888  Bolnisi Gold NL(1)(2)                              2,851,374
           3,391,000  Citigold Corp. Ltd.(1)(2)                          1,380,029
           2,500,000  Croesus Mining NL(1)                                      --
             773,250  Equigold NL(2)                                     1,212,860
             479,749  GRD Ltd.(2)                                        1,147,057
           1,000,200  Herald Resources Ltd.(1)                           1,187,227
             565,000  Independence Group NL(2)                           3,329,295
             974,202  Kingsgate Consolidated Ltd.(2)                     4,584,173
          14,267,708  Lihir Gold Limited(1)(2)                          36,290,629
             172,200  Moto Goldmines Ltd.(1)                               665,976
           2,005,162  Newcrest Mining Limited(2)                        38,846,751
           5,278,508  Oxiana Ltd.(2)                                    15,798,102
           4,558,400  Pan Australian Resources Ltd.(1)                   2,396,201
           5,823,400  Perseverance Corp. Ltd.(1)(2)                      1,505,898
             677,711  Resolute Mining Limited(1)(2)                        833,166
           1,200,000  Sino Gold Mining Ltd.(1)(2)                        5,728,075
           2,376,600  St. Barbara Ltd.(1)(2)                               987,350
           1,253,700  Western Areas NL(1)(2)                             5,134,046
                                                                     -------------
                                                                       124,692,215
                                                                     -------------
CANADA -- 57.9%
             299,327  Agnico-Eagle Mines Ltd.                           10,879,509
           1,003,900  Agnico-Eagle Mines Ltd. New York Shares(2)        36,642,350
             497,900  Alamos Gold Inc.(1)                                2,570,590
             568,400  Apollo Gold Corporation(1)                           256,108
             221,100  Aquiline Resources Inc.(1)                         2,283,019
             354,100  Arizona Star Resource Corp.(1)                     3,867,412
           2,250,800  Aurizon Mines Ltd.(1)                              7,416,041
             798,700  Banro Corp.(1)(2)                                  8,247,160
           2,576,212  Barrick Gold Corp.                                74,890,484
           1,340,800  Centerra Gold Inc.(1)                             13,278,363
           3,507,400  Crystallex International Corporation(1)           14,815,827
           3,747,300  Eldorado Gold Corporation(1)                      21,949,828
             150,700  European Goldfields Ltd.(1)                          797,848
             530,700  Gabriel Resources Ltd.(1)                          2,376,269
             621,100  Gammon Gold Inc.(1)(2)                             7,824,239
             347,300  GBS Gold International Inc.(1)                       883,491
           2,008,600  Glencairn Gold Corp.(1)                            1,037,013
             245,500  Gold Eagle Mines Ltd.(1)                           1,514,066
             340,400  Gold Reserve Inc.(1)(2)                            1,901,230

Shares                                                                       Value

           1,397,900  Gold Reserve Inc. New York Shares(1)             $ 7,800,282
           3,029,492  Goldcorp Inc.(2)                                  71,919,510
              70,100  Goldcorp Inc. New York Shares                      1,660,669
               6,500  Goldcorp Inc. Warrants(1)                             61,443
           2,280,500  Golden Star Resources Ltd.(1)(2)                   8,327,368
           1,173,200  Great Basin Gold Ltd.(1)                           2,973,472
           2,065,000  High River Gold Mines Ltd.(1)                      5,621,421
           3,811,855  IAMGOLD Corporation                               29,341,229
             552,700  International Minerals Corp.(1)                    2,910,586
             233,600  International Royalty Corp.                        1,506,460
             240,000  Ivanhoe Mines Ltd.(1)                              3,401,859
             250,200  Jaguar Mining Inc.(1)                              1,730,943
           5,491,204  Kinross Gold Corp.(1)(2)                          63,865,681
             375,957  Kinross Gold Corp. New York Shares(1)(2)           4,391,178
             483,800  Kirkland Lake Gold Inc.(1)(2)                      5,404,318
             720,800  Metallica Resources Inc.(1)(2)                     3,328,955
             863,400  Minefinders Corporation Ltd.(1)                    9,993,168
           3,573,200  Miramar Mining Corp.(1)                           15,462,735
           1,502,800  Nevsun Resources Ltd.(1)(2)                        3,752,415
           2,000,000  North American Tungsten Corp.(1)                   2,572,045
             644,300  Northern Orion Resources Inc.(1)                   3,671,173
             687,500  Northern Orion Resources Inc. Warrants(1)          2,697,597
           2,291,800  Northgate Minerals Corp.(1)(2)                     6,583,036
             647,500  Novagold Resources Inc.(1)(2)                      9,731,925
             373,240  OceanaGold Corp.(1)                                1,226,265
           1,253,300  Orezone Resources Inc.(1)                          2,211,775
             913,010  Premier Gold Mines Ltd.(1)(2)                      1,988,344
             344,300  Red Back Mining Inc.(1)(2)                         1,712,935
           1,100,000  Rio Narcea Gold Mines, Ltd.(1)                     5,575,894
           2,000,000  SEMAFO Inc.(1)                                     2,759,786
             316,700  Silvercorp Metals Inc.(1)                          5,366,033
             500,000  SouthernEra Diamonds Inc.(1)                         276,917
             378,500  Southwestern Resources Corp.(1)                    1,993,227
             332,600  StrataGold Corp.(1)                                  190,450
             312,200  Tanzanian Royalty Exploration Corp.(1)(2)          1,433,078
             821,200  Taseko Mines Ltd.(1)                               3,044,908
             147,700  Uruguay Mineral Exploration Inc.                     532,402

------
9

Global Gold

Shares                                                                       Value

              39,300  Virginia Mines Inc.(1)                              $216,181
           3,687,878  Yamana Gold Inc.(2)                               40,953,344
           1,137,290  Yukon-Nevada Gold Corp.(1)                         1,761,502
                                                                     -------------
                                                                       553,383,356
                                                                     -------------
SOUTH AFRICA -- 14.6%
             574,402  AngloGold Ashanti Limited(2)                      21,724,032
             798,976  AngloGold Ashanti Limited ADR                     30,217,272
           3,654,150  DRDGOLD Limited ADR(1)(2)                          2,671,184
           2,413,810  Gold Fields Limited(2)                            37,896,366
             696,300  Gold Fields Limited ADR                           10,931,910
           1,713,350  Harmony Gold Mining Co. Limited(1)(2)             24,390,953
             782,800  Harmony Gold Mining Co. Limited ADR(1)(2)         11,170,556
                                                                     -------------
                                                                       139,002,273
                                                                     -------------
SWEDEN(3)
             325,900  ScanMining AB(1)                                     195,329
                                                                     -------------
UNITED KINGDOM -- 2.4%
             165,200  Celtic Resources Holdings plc(1)                     504,129
             750,000  Oriel Resources plc(1)                               880,856
             974,800  Randgold Resources Limited ADR(2)                 21,630,812
                                                                     -------------
                                                                        23,015,797
                                                                     -------------
UNITED STATES -- 11.6%
             982,600  Coeur d'Alene Mines Corporation(1)(2)              3,527,534
              71,500  Freeport-McMoRan
                      Copper & Gold, Inc.                                5,921,630
             692,400  Meridian Gold Inc.(1)                             18,946,269

Shares                                                                       Value

             504,600  Meridian Gold Inc. New York Shares(1)(2)        $ 13,916,868
           1,591,314  Newmont Mining Corporation                        62,156,725
             281,400  Royal Gold, Inc.(2)                                6,688,878
                                                                     -------------
                                                                       111,157,904
TOTAL COMMON
STOCKS & WARRANTS
(Cost $508,457,817)                                                    951,446,874
                                                                     -------------
Temporary Cash Investments -- 0.2%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 6.00% - 8.75%, 11/15/16 -
2/15/26, valued at $2,045,178), in a joint trading account at
4.10%, dated 6/29/07, due 7/2/07 (Delivery value $2,000,683)
(Cost $2,000,000)                                                        2,000,000
                                                                     -------------
Temporary Cash Investments - Securities Lending Collateral(4) -- 19.1%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $181,999,163)
(Cost $181,917,603)                                                    181,917,603
                                                                     -------------
TOTAL INVESTMENT SECURITIES -- 118.9%
(Cost $692,375,420)                                                  1,135,364,477
                                                                     -------------
OTHER ASSETS AND LIABILITIES -- (18.9)%                              (180,495,502)
                                                                     -------------
TOTAL NET ASSETS -- 100.0%                                           $ 954,868,975
                                                                     =============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Category is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
As of June 30, 2007, securities with an aggregate value of $84,011,351, which represented 8.8% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007

ASSETS

Investment securities, at value (cost of $510,457,817) --
including $175,117,314 of securities on loan                          $953,446,874

Investments made with cash collateral received for securities on
loan, at value (cost of $181,917,603)                                  181,917,603
                                                                     -------------
Total investment securities, at value (cost of $692,375,420)         1,135,364,477

Cash                                                                        70,276

Cash collateral received for securities on loan                            352,593

Receivable for investments sold                                          1,859,374

Dividends and interest receivable                                           32,590
                                                                     -------------
                                                                     1,137,679,310
                                                                     -------------
LIABILITIES

Payable for collateral received for securities on loan                 182,270,196

Accrued management fees                                                    537,895

Distribution fees payable                                                    1,122

Service fees payable                                                         1,122
                                                                     -------------
                                                                       182,810,335
                                                                     -------------

NET ASSETS                                                            $954,868,975
                                                                     =============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $567,846,753

Accumulated net investment loss                                       (13,321,486)

Accumulated net realized loss on investment and foreign currency
transactions                                                          (42,649,336)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           442,993,044
                                                                     -------------
                                                                      $954,868,975
                                                                     =============
INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                            $949,426,486
Shares outstanding                                                      51,990,987
Net asset value per share                                                   $18.26

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                                              $5,442,489
Shares outstanding                                                         298,751
Net asset value per share                                                   $18.22

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006
                                                          June 30,    December 31,
                                                           2007(1)            2006
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$158,817 and $312,600, respectively)                   $ 2,372,130     $ 5,433,720

Interest                                                    69,325         610,111

Securities lending                                         374,806         303,285
                                                    --------------   -------------
                                                         2,816,261       6,347,116
                                                    --------------   -------------
EXPENSES:

Management fees                                          3,390,078       6,605,608

Distribution fees -- Advisor Class                           7,473          13,785

Service fees -- Advisor Class                                7,473          13,785

Directors' fees and expenses                                16,216          27,459

Other expenses                                              17,485          10,173
                                                    --------------   -------------
                                                         3,438,725       6,670,810
                                                    --------------   -------------

NET INVESTMENT INCOME (LOSS)                             (622,464)       (323,694)
                                                    --------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                 20,519,569      87,700,484

Foreign currency transactions                            2,954,799       3,022,380
                                                    --------------   -------------
                                                        23,474,368      90,722,864
                                                    --------------   -------------
CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                          (114,675,006)     125,083,230

Translation of assets and liabilities in foreign
currencies                                              25,399,354     (5,370,758)
                                                    --------------   -------------
                                                      (89,275,652)     119,712,472
                                                    --------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)               (65,801,284)     210,435,336
                                                    --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                     $ (66,423,748)    $210,111,642
                                                    ==============   =============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 AND YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31,
2005, RESPECTIVELY
Increase (Decrease) in Net               June 30,     December 31,    December 31,
Assets                                    2007(1)             2006            2005

OPERATIONS

Net investment income (loss)          $ (622,464)      $ (323,694)       $ 695,434

Net realized gain (loss)               23,474,368       90,722,864      36,197,337

Change in net unrealized
appreciation (depreciation)          (89,275,652)      119,712,472     140,085,162
                                   --------------   --------------   -------------
Net increase (decrease)
in net assets resulting
from operations                      (66,423,748)      210,111,642     176,977,933
                                   --------------   --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                       (6,266,327)      (2,553,798)              --
 Advisor Class                           (28,964)          (2,067)              --
                                   --------------   --------------   -------------
Decrease in net assets
from distributions                    (6,295,291)      (2,555,865)              --
                                   --------------   --------------   -------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                         (50,162,754)       88,912,846    (93,633,038)
                                   --------------   --------------   -------------

NET INCREASE (DECREASE)
IN NET ASSETS                       (122,881,793)      296,468,623      83,344,895

NET ASSETS

Beginning of period                 1,077,750,768      781,282,145     697,937,250
                                   --------------   --------------   -------------
End of period                       $ 954,868,975   $1,077,750,768    $781,282,145
                                   ==============   ==============   =============
Accumulated net
investment loss                     $(13,321,486)     $(6,326,780)    $(3,959,984)
                                   ==============   ==============   =============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Global Gold Fund (the fund)
is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The fund invests primarily in equity securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies,

------
14

respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2003. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2500% to 0.3100%.
The Advisor Class is 0.2500% less at each point within the Complex Fee range.
The effective annual management fee for each class of the fund for the six months ended June 30, 2007 and the year ended December 31, 2006 was 0.67% and
0.42% for the Investor Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 2007 and the year ended December
31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by JPMorgan Investment Management, Inc. (JPMIM). The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase
Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $27,027,193 and
$81,640,093, respectively.

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16

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                   Six months ended June 30, 2007(1)      Year ended December 31, 2006      Year ended December 31, 2005
                        Shares                Amount        Shares              Amount        Shares              Amount
INVESTOR
CLASS/SHARES
AUTHORIZED         250,000,000                         250,000,000                       300,000,000
                   ===========                        ============                      ============
Sold                 4,633,117          $ 88,247,109    22,783,536       $ 420,978,167    12,692,780       $ 150,925,124
Issued in
reinvestment of
distributions          322,196             5,857,529       154,421           2,402,785            --                  --
Redeemed           (7,546,809)      (143,883,702)(2)  (18,411,596)    (334,239,016)(3)  (20,425,381)    (243,991,759)(4)
                   -----------     -----------------  ------------    ----------------  ------------    ----------------
                   (2,591,496)          (49,779,064)     4,526,361          89,141,936   (7,732,601)        (93,066,635)
                   -----------     -----------------  ------------    ----------------  ------------    ----------------
ADVISOR
CLASS/SHARES
AUTHORIZED          10,000,000                          10,000,000                        10,000,000
                   ===========                        ============                      ============
Sold                    92,840             1,747,886       341,232           6,345,711       157,156           1,945,340
Issued in
reinvestment of
distributions            1,555                28,203           127               1,968            --                  --
Redeemed             (112,466)        (2,159,779)(5)     (367,976)      (6,576,769)(6)     (208,879)      (2,511,743)(7)
                   -----------     -----------------  ------------    ----------------  ------------    ----------------
                      (18,071)             (383,690)      (26,617)           (229,090)      (51,723)           (566,403)
                   -----------     -----------------  ------------    ----------------  ------------    ----------------
Net increase
(decrease)         (2,609,567)        $ (50,162,754)     4,499,744        $ 88,912,846   (7,784,324)      $ (93,633,038)
                   ===========     =================  ============    ================  ============    ================

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Net of redemption fees of $65,523.

(3) Net of redemption fees of $432,136.

(4) Net of redemption fees of $177,866.

(5) Net of redemption fees of $3,064.

(6) Net of redemption fees of $13,424.

(7) Net of redemption fees of $2,885.

5. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $175,117,314, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $182,270,196. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007 and the year ended December 31, 2006.

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17

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks. The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the six months ended June 30,
2007 and the years ended December 31, 2006 and December 31, 2005, respectively, were as follows:

                        June 30, 2007(1)   December 31, 2006   December 31, 2005
DISTRIBUTIONS
PAID FROM

Ordinary income            $6,295,291          $2,555,865              --

Long-term capital
gains                          --                  --                  --

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                      $720,068,759
                                                                    =============
Gross tax appreciation of investments                                $443,304,304

Gross tax depreciation of investments                                (28,008,586)
                                                                    -------------
Net tax appreciation (depreciation) of investments                   $415,295,718
                                                                    =============
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in
foreign currencies                                                         $7,562
                                                                    -------------
Net tax appreciation (depreciation)                                  $415,303,280
                                                                    =============
Undistributed ordinary income                                          $3,107,045

Accumulated capital losses                                          $(31,388,103)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

       2008                2009             2010
   $(5,035,285)       $(20,993,041)     $(5,359,777)

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18

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $2,648,380 of qualified dividend income for the fiscal year ended June 30, 2007.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended June 30, 2007, of $6,811 qualify for the corporate dividends received deduction.

As of June 30, 2007, the fund designates $158,817 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

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19

FINANCIAL HIGHLIGHTS
Global Gold

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                      2007(1)         2006       2005       2004       2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $19.63       $15.50     $12.00     $13.17      $9.14      $5.30
                      -------      -------    -------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             (0.01)       (0.01)       0.01      --(3)       0.02       0.04

 Net Realized
 and
 Unrealized
 Gain (Loss)           (1.24)         4.18       3.49     (1.09)       4.21       3.82
                      -------      -------    -------    -------    -------    -------
 Total From
 Investment
 Operations            (1.25)         4.17       3.50     (1.09)       4.23       3.86
                      -------      -------    -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.12)       (0.05)         --     (0.08)     (0.21)     (0.04)
                      -------      -------    -------    -------    -------    -------
Redemption
Fees(2)                 --(3)         0.01      --(3)      --(3)       0.01       0.02
                      -------      -------    -------    -------    -------    -------
Net Asset Value,
End of Period          $18.26       $19.63     $15.50     $12.00     $13.17      $9.14
                      =======      =======    =======    =======    =======    =======
TOTAL RETURN(4)       (6.36)%       27.03%     29.17%    (8.17)%     46.70%     73.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               0.67%(5)        0.67%      0.67%      0.68%      0.69%      0.69%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets             (0.12)%(5)      (0.03)%      0.11%    (0.03)%      0.22%      0.57%

Portfolio
Turnover Rate              3%          18%         5%        14%        22%        31%

Net Assets, End
of Period
(in thousands)       $949,426   $1,071,545   $775,971   $693,197   $736,363   $421,534

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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20

Global Gold

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                           2007(1)      2006      2005     2004      2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $19.59    $15.46    $12.00   $13.19     $9.14      $5.30
                           -------   -------   -------  -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           (0.04)    (0.05)    (0.02)   (0.03)     --(3)      --(3)

 Net Realized and
 Unrealized Gain
 (Loss)                     (1.23)      4.18      3.48   (1.09)      4.22       3.83
                           -------   -------   -------  -------   -------    -------
 Total From
 Investment
 Operations                 (1.27)      4.13      3.46   (1.12)      4.22       3.83
                           -------   -------   -------  -------   -------    -------
Distributions

 From Net
 Investment
 Income                     (0.10)    (0.01)        --   (0.07)    (0.18)     (0.01)
                           -------   -------   -------  -------   -------    -------
Redemption Fees(2)           --(3)      0.01     --(3)    --(3)      0.01       0.02
                           -------   -------   -------  -------   -------    -------
Net Asset Value,
End of Period               $18.22    $19.59    $15.46   $12.00    $13.19      $9.14
                           =======   =======   =======  =======   =======    =======

TOTAL RETURN(4)            (6.48)%    26.77%    28.94%  (8.49)%    46.37%     72.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                0.92%(5)     0.92%     0.92%    0.93%     0.94%      0.94%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets      (0.37)%(5)   (0.28)%   (0.14)%  (0.28)%   (0.02)%      0.32%

Portfolio Turnover
Rate                            3%       18%        5%      14%       22%        31%

Net Assets, End of
Period
(in thousands)              $5,442    $6,206    $5,311   $4,740    $3,205     $1,118

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold
Fund (one of the ten funds comprising the American Century Quantitative Equity
Funds, Inc., hereafter referred to as the "Fund") at June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
August 17, 2007

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22

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
23

RONALD J. GILSON
1665 CHARLESTON ROAD, MOUNTAIN VIEW, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

KATHRYN A. HALL
1665 CHARLESTON ROAD, MOUNTAIN VIEW, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 CHARLESTON ROAD, MOUNTAIN VIEW, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 CHARLESTON ROAD, MOUNTAIN VIEW, CA 94043
Year of Birth: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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24

OFFICERS

MARYANNE ROEPKE
4500 MAIN STREET, KANSAS CITY, MO 64111
Year of Birth: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 MAIN STREET, KANSAS CITY, MO 64111
Year of Birth: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 MAIN STREET, KANSAS CITY, MO 64111
Year of Birth: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 MAIN STREET, KANSAS CITY, MO 64111
Year of Birth: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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25

APPROVAL OF MANAGEMENT AGREEMENT
Global Gold

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Global Gold (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
26

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information

------
27

technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
Performance information presented to the Directors showed that the fund's performance was above its benchmark for both the one- and three-year periods.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
28

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
29

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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30

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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31

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FTSE® GOLD MINES INDEX(1) is designed to reflect the performance of the worldwide market in shares of companies whose principal activity is the mining of gold.

The FUND BENCHMARK was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index developed and monitored by American Century that is intended to reflect the entire gold market. The Global Gold fund custom benchmark is approximately two-thirds North American, 20% African, and 10%
Australian gold company stocks.

The LIPPER GOLD FUND INDEX tracks total return performance of the largest funds within the Lipper Gold Fund category. These funds invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins, or gold bullion.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(SM) is a
market-capitalization-weighted index designed to measure global developed-market equity performance.

The ROGERS INTERNATIONAL COMMODITIES INDEX (RICI) was developed by Jim Rogers in 1998. It represents the value of a basket of 35 commodities used in the global economy, including agricultural and energy products, metals, and minerals.

(1) The FTSE Gold Mines Index is calculated by FTSE International Limited in conjunction with the Institute of Actuaries. The FTSE Gold Mines Index is a
trademark of the London Stock Exchange Limited and the Financial Times Ltd.
and is used by FTSE International Limited under license. FTSE International
Limited does not sponsor, endorse, or promote the fund.

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-ANN-55625N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               June 30, 2007

[photo of summer]

Utilities Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the June 30, 2007 annual report for the American Century® Utilities Fund. This is the second annual report for the Fund in the last six months; its fiscal year end changed recently to June
30. This report covers the six months since the last annual report, dated
December 31, 2006.

We've compiled this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

2007 has been an eventful year for us. In the last annual report, we announced the promotion of former international equity chief investment officer (CIO)
Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May, when Mark
On joined us. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in
Singapore.

Enrique also hired Steve Lurito to fill our vacant U.S. growth equity CIO position. Steve joined us in July after spending the majority of his career as a growth manager at Warburg Pincus Asset Management. Most recently, he was CIO and partner at MUUS Asset Management LLC.

We also announced this year the promotion of former chief financial officer
Jonathan Thomas to chief executive officer. In June, Jonathan brought Barry
Fink on board to take over as chief operating officer. Barry, like Jonathan, came to us from Morgan Stanley, where he was a managing director.

We've been energized by the skills and experience that Mark, Steve, and Barry bring to our executive leadership team. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

UTILITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)           7.18%
Russell 1000 Growth Index                8.13%
Russell 1000 Value Index                 6.23%

RUSSELL MIDCAP INDEX                     9.90%
Russell Midcap Growth Index             10.97%
Russell Midcap Value Index               8.69%

RUSSELL 2000 INDEX (SMALL-CAP)           6.45%
Russell 2000 Growth Index                9.33%
Russell 2000 Value Index                 3.80%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Utilities

Total Returns as of June 30, 2007
                                            Average Annual Returns
                                                   10         Since     Inception
                    6 months(1)  1 year  5 years    years   Inception      Date

INVESTOR CLASS        11.71%     31.72%   17.72%    9.96%     9.84%       3/1/93

FUND BENCHMARK(2)     11.19%     31.03%   17.83%   10.08%   10.10%(3)       --

S&P 500 INDEX(4)       6.96%     20.59%   10.71%    7.13%   10.95%(3)       --

Advisor Class         11.60%     31.44%   17.43%     --       7.29%      6/25/98

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) See Index Definitions pages.

(3) Since 2/28/93. the date nearest the Investor Class's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Utilities

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years
Periods ended June 30
               1998     1999     2000     2001       2002     2003    2004     2005     2006     2007

Investor
Class         35.24%   25.42%   3.06%    -4.69%     -31.41%   4.93%  12.99%   33.06%    8.84%   31.72%

Fund
benchmark     38.07%   31.19%   0.83%    -2.10%     -35.66%   5.34%  15.34%   29.00%   10.59%   31.03%

S&P 500
Index         30.16%   22.76%   7.25%    -14.83%    -17.99%   0.25%  19.11%    6.32%    8.63%   20.59%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Utilities

Portfolio Managers: John Schniedwind and Joe Sterling

PERFORMANCE SUMMARY

The Utilities Fund gained 11.71%* for the six months ended June 30, 2007, surpassing the 11.19% return of its custom benchmark (defined on page 31), and the 10.77%** return of the Russell 1000 Utilities Index. The S&P 500 Index, a
broad market measure, returned 6.96%. Please note that the fund's fiscal year end changed recently from December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated December 31, 2006.

Each of the industries in which the portfolio was invested contributed positive absolute returns for the reporting period. Relative to the benchmark, the largest contribution came from effective stock selection within the electric utilities group. An overweight in independent power producers and effective stock selection among diversified telecommunications shares also helped relative performance. An underweight in wireless telecom, though, trimmed portfolio gains relative to the benchmark.

ELECTRIC UTILITIES SPARK RELATIVE PERFORMANCE

The portfolio's electric utilities holdings contributed positively to relative performance during the reporting period, due largely to effective security selection. In particular, the portfolio held overweight positions in PPL and
Edison International, which gained 33% and 25%, respectively.

An overweight position in independent power producers also boosted relative returns. Notably, shares of NRG Energy gained 48% for the reporting period.
The company reported strong first quarter earnings and revenue growth that exceeded analysts' expectations. Constellation Energy Group, one of the portfolio's largest holdings, also contributed to relative gains. The nation's leading supplier of competitive electricity to large commercial and industrial customers, Constellation's share price climbed 28%.

Utilities Market Returns
For the six months ended June 30, 2007(1)

BROAD UTILITIES MARKET
Lipper Utility Fund Index                                11.16%
Russell 1000 Utilities Index                             10.77%

PRIMARY UTILITIES INDUSTRIES IN FUND BENCHMARK
Independent Power Producers                              24.06%
Wireless Telecommunication Services                      18.33%
Diversified Telecommunication Services                   14.72%
Electric Utilities                                        8.50%
Gas Utilities                                             7.29%
Multi-Utilities                                           2.44%

(1) Total returns for periods less than one year are not annualized.

Top Ten Holdings as of June 30, 2007
                                        % of net     % of net
                                        assets as    assets as
                                           of           of
                                         6/30/07     12/31/06
AT&T Inc.                                 5.2%         4.5%
Sempra Energy                             4.2%         4.6%
Constellation Energy
Group Inc.                                4.1%         2.7%
Verizon
Communications Inc.                       4.0%         4.1%
PG&E Corp.                                3.7%         4.3%
Mirant Corp.                              3.6%         1.4%
Valero Energy Corp.                       3.0%          --
Edison International                      2.9%         2.1%
Public Service
Enterprise Group Inc.                     2.8%         0.7%
NRG Energy Inc.                           2.7%         1.3%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

**The Russell 1000 Utilities Index returned 30.84%, 14.43%, and 7.18% for the one-, five-, and 10-year periods ended June 30, 2007, respectively.

------
5

Utilities

UNDERWEIGHT IN WIRELESS TELECOM DETRACTED

The portfolio benefited from effective stock selection within the diversified telecom industry, but missed some potential gains due to an underweight position in wireless telecommunications. In the diversified group, AT&T, the portfolio's largest holding, was a top contributor to performance and an overweight position in Telefonos de Mexico also added to relative gains.
However, these contributions were offset by the substantial underweight position in wireless telecom, where companies that provide cellular service in burgeoning international markets continued to enjoy gains amid high demand.
Although the portfolio participated in the success of some of these companies, its relatively light exposure to the group weighed on performance.

ENERGY DETRACTED MODESTLY

The energy sector led the broad U.S. market during the first half of 2007 as oil prices climbed nearly 16%. Although the portfolio's allocation to energy stocks was modest, it represented an overweight position relative to the benchmark. If the performance of the portfolio's energy holdings had matched the benchmark's, the overweight would have been a positive factor. However, unfavorable stock selection within the group resulted in much lower energy sector performance in the portfolio than in the benchmark, detracting modestly from the portfolio's relative performance.

STARTING POINT FOR NEXT REPORTING PERIOD

The Utilities Fund employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio's risk and expected return.

The portfolio's additional reduction in an already underweight position in electric utilities compared with the benchmark reflects our belief that valuations in this area have been stretched. The team has also reduced the portfolio's overweight position in multi-utilities. Conversely, the portfolio's overweight positions in independent power producers and gas utilities have been increased, as our quantitative process has identified opportunities in these areas.

Industry Breakdown as of June 30, 2007
                                        % of net     % of net
                                        assets as    assets as
                                           of           of
                                         6/30/07     12/31/06

Multi-Utilities                           25.0%        26.6%
Electric Utilities                        19.7%        20.3%
Integrated Telecommunication Services     18.7%        22.2%
Independent Power Producers & Energy
Traders                                   13.7%        11.6%
Gas Utilities                             10.2%        8.8%
Wireless Telecommunication Services       7.7%         7.4%
Other Industries                          4.0%         2.4%
Cash and Equivalents(1)                   1.0%         0.7%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio
                                        % of net     % of net
                                        assets as    assets as
                                           of           of
                                         6/30/07     12/31/06

Domestic Common Stocks                    85.4%        82.3%
Foreign Common Stocks(2)                  13.6%        17.0%
TOTAL COMMON STOCKS                       99.0%        99.3%
Temporary Cash Investments                0.8%         1.5%
Other Assets and Liabilities(3)           0.2%        (0.8)%

(2) Includes depositary shares, dual listed securities and foreign ordinary shares.

(3) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning        Ending       Expenses Paid
                   Account Value  Account Value    During Period*     Annualized
                      1/1/07         6/30/07      1/1/07 - 6/30/07  Expense Ratio*
ACTUAL
Investor Class        $1,000        $1,117.10          $3.52            0.67%
Advisor Class         $1,000        $1,116.00          $4.83            0.92%
HYPOTHETICAL
Investor Class        $1,000        $1,021.47          $3.36            0.67%
Advisor Class         $1,000        $1,020.23          $4.61            0.92%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Utilities

JUNE 30, 2007

Shares                                                                       Value

Common Stocks -- 99.0%

COMMUNICATIONS EQUIPMENT -- 0.5%
              82,000  Nokia Oyj ADR                                    $ 2,305,020
                                                                      ------------
DIVERSIFIED METALS & MINING -- 0.5%
             487,800  Macarthur Coal Ltd. ORD(1)                         2,799,945
                                                                      ------------
ELECTRIC UTILITIES -- 19.7%
             184,040  American Electric Power                            8,289,162
             224,704  Duke Energy Corp.                                  4,112,083
             260,100  Edison International                              14,596,811
               3,300  EDP - Energias de Portugal, SA ADR(1)                181,830
           1,049,700  EDP - Energias de Portugal, SA ORD(1)              5,811,160
              69,900  Entergy Corp.                                      7,503,765
             155,500  Exelon Corporation                                11,289,300
             156,000  FirstEnergy Corp.                                 10,097,880
             189,700  FPL Group, Inc.                                   10,763,578
               1,410  Iberdrola SA ADR                                      79,085
              97,422  Iberdrola SA ORD(1)                                5,476,376
             128,000  Portland General Electric Co.(1)                   3,512,320
             240,300  PPL Corporation                                   11,243,637
              79,500  Southern Co.                                       2,726,055
             188,500  Westar Energy Inc.                                 4,576,780
                                                                      ------------
                                                                       100,259,822
                                                                      ------------
GAS UTILITIES -- 10.2%
             209,300  AGL Resources Inc.                                 8,472,464
             194,600  Energen Corp.                                     10,691,324
             130,100  National Fuel Gas Co.(1)                           5,634,631
             211,300  Nicor Inc.(1)                                      9,068,996
             260,800  ONEOK, Inc.                                       13,146,928
             187,600  UGI Corp.                                          5,117,728
                                                                      ------------
                                                                        52,132,071
                                                                      ------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 13.7%
             220,500  AES Corp. (The)(2)                                 4,824,540
             240,300  Constellation Energy Group Inc.                   20,946,951
               1,517  Dynegy Inc. Cl A(2)                                   14,320
             126,200  Huaneng Power International Inc. ADR(1)            5,861,990
             425,300  Mirant Corp.(2)                                   18,139,045
             328,400  NRG Energy Inc. (1)(2)                            13,651,588
              94,800  TXU Corp.                                          6,380,040
                                                                      ------------
                                                                        69,818,474
                                                                      ------------

Shares                                                                       Value

INTEGRATED TELECOMMUNICATION
SERVICES -- 18.7%
             635,116  AT&T Inc.                                       $ 26,357,314
             365,380  Citizens Communications Company                    5,579,353
             131,267  Embarq Corp.                                       8,318,390
             392,000  Koninklijke KPN N.V. ORD                           6,536,889
             957,800  Qwest Communications International Inc.(1)(2)      9,290,660
             128,700  Telefonica SA ADR(1)                               8,592,012
             268,700  Telefonos de Mexico, SAB de CV ADR(1)             10,181,043
             497,799  Verizon Communications Inc.                       20,494,385
                                                                      ------------
                                                                        95,350,046
                                                                      ------------
MULTI-UTILITIES -- 25.0%
              34,300  Ameren Corp.                                       1,681,043
             727,900  CenterPoint Energy, Inc.                          12,665,460
             208,500  CMS Energy Corp.                                   3,586,200
             135,500  Consolidated Edison, Inc.                          6,113,760
             120,656  Dominion Resources Inc.                           10,413,819
              70,700  DTE Energy Company                                 3,409,154
             171,700  KeySpan Corporation                                7,207,966
             222,100  MDU Resources Group, Inc.                          6,227,684
               4,387  National Grid plc ADR                                323,673
             397,048  National Grid plc ORD(1)                           5,882,845
             202,242  NSTAR(1)                                           6,562,753
             413,400  PG&E Corp.                                        18,727,020
             161,100  Public Service Enterprise Group Inc.(1)           14,141,358
             149,100  Puget Energy, Inc.                                 3,605,238
             360,100  Sempra Energy                                     21,328,723
             259,000  XCEL Energy Inc.(1)                                5,301,730
                                                                      ------------
                                                                       127,178,426
                                                                      ------------
OIL & GAS REFINING & MARKETING -- 3.0%
             205,300  Valero Energy Corp.                               15,163,458
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 7.7%
              56,100  ALLTEL Corp.                                       3,789,555
              83,800  America Movil, SAB de CV ADR                       5,189,734
             224,700  American Tower Corp. Cl A(2)                       9,437,400
             184,500  China Mobile Ltd. ADR(1)                           9,944,550
             254,042  Sprint Nextel Corp.                                5,261,210
              92,200  Telephone & Data Systems, Inc.                     5,768,954
                                                                      ------------
                                                                        39,391,403
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $377,907,782)                                                    504,398,665
                                                                      ------------

------
9

Utilities

Principal Amount                                                             Value

Temporary Cash Investments -- 0.8%

          $4,000,000  FNMA Discount Notes, 4.80%, 7/2/07(3)
(Cost $3,999,467)                                                      $ 4,000,000
                                                                      ------------
Temporary Cash Investments - Securities Lending Collateral(4) -- 12.3%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $62,604,029)
(Cost $62,575,974)                                                      62,575,974
                                                                      ------------
TOTAL INVESTMENT
SECURITIES -- 112.1%
(Cost $444,483,223)                                                    570,974,639
                                                                      ------------
OTHER ASSETS AND
LIABILITIES -- (12.1)%                                                (61,410,194)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $509,564,445
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

FNMA = Federal National Mortgage Association

ORD = Foreign Ordinary Share

(1) Security, or a portion thereof, was on loan as of June 30, 2007.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007

ASSETS

Investment securities, at value (cost of $381,907,249) --
including $61,147,605 of securities on loan                           $508,398,665
Investments made with cash collateral received for securities on
loan, at value (cost of $62,575,974)                                    62,575,974
                                                                      ------------

Total investment securities, at value (cost of $444,483,223)           570,974,639

Cash                                                                         4,285

Cash collateral received for securities on loan                             50,007

Foreign currency holdings, at value (cost $219,868)                        221,929

Dividends and interest receivable                                        1,229,450
                                                                      ------------
                                                                       572,480,310
                                                                      ------------
LIABILITIES

Payable for collateral received for securities on loan                  62,625,981

Accrued management fees                                                    286,708

Distribution fees payable                                                    1,588

Service fees payable                                                         1,588
                                                                      ------------
                                                                        62,915,865
                                                                      ------------

NET ASSETS                                                            $509,564,445
                                                                      ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $397,351,132

Undistributed net investment income                                        574,813

Accumulated net realized loss on investment and foreign currency
transactions                                                          (14,856,687)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           126,495,187
                                                                      ------------
                                                                      $509,564,445
                                                                      ============
INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                            $502,098,596
Shares outstanding                                                      27,831,599
Net asset value per share                                                   $18.04

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                                              $7,465,849
Shares outstanding                                                         414,309
Net asset value per share                                                   $18.02

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006
                                                           June 30,   December 31,
                                                            2007(1)           2006
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld $81,239
and $123,996, respectively)                             $ 6,019,432    $ 9,169,581

Interest                                                    268,557        197,497

Securities lending                                           57,090         27,451
                                                       ------------   ------------
                                                          6,345,079      9,394,529
                                                       ------------   ------------
EXPENSES:

Management fees                                           1,417,820      1,886,751

Distribution fees -- Advisor Class                            7,987         12,835

Service fees -- Advisor Class                                 7,987         12,835

Directors' fees and expenses                                  6,125          8,208

Other expenses                                                  603         12,329
                                                       ------------   ------------
                                                          1,440,522      1,932,958
                                                       ------------   ------------

NET INVESTMENT INCOME (LOSS)                              4,904,557      7,461,571
                                                       ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign
currency transactions                                    21,986,095     19,134,686

Change in net unrealized appreciation
(depreciation) on investments and translation of
assets and liabilities in foreign currencies             13,580,553     37,729,776
                                                       ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                  35,566,648     56,864,462
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                               $40,471,205    $64,326,033
                                                       ============   ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 AND YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31,
2005, RESPECTIVELY
                                            June 30,   December 31,   December 31,
Increase (Decrease) in Net Assets            2007(1)           2006           2005

OPERATIONS

Net investment income (loss)             $ 4,904,557    $ 7,461,571    $ 8,472,487

Net realized gain (loss)                  21,986,095     19,134,686      1,844,502

Change in net unrealized
appreciation (depreciation)               13,580,553     37,729,776     21,998,494
                                        ------------   ------------   ------------
Net increase (decrease)
in net assets
resulting from operations                 40,471,205     64,326,033     32,315,483
                                        ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                          (4,259,189)    (7,507,804)    (8,392,487)
 Advisor Class                              (56,228)      (121,017)      (123,104)
                                        ------------   ------------   ------------
Decrease in net assets from
distributions                            (4,315,417)    (7,628,821)    (8,515,591)
                                        ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from capital
share transactions                       131,127,494   (13,349,407)     78,922,751
                                        ------------   ------------   ------------

NET INCREASE (DECREASE)
IN NET ASSETS                            167,283,282     43,347,805    102,722,643

NET ASSETS

Beginning of period                      342,281,163    298,933,358    196,210,715
                                        ------------   ------------   ------------
End of period                           $509,564,445   $342,281,163   $298,933,358
                                        ============   ============   ============
Undistributed net investment income         $574,813             --        $22,520
                                        ============   ============   ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Utilities Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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14

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2003. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2500% to 0.3100%. The
Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended June 30, 2007 and the year ended December 31, 2006, were 0.67% and 0.42%
for the Investor Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers,

------
15

dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 2007 and the year ended December 31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM).

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $212,816,262 and
$83,739,222, respectively.

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                    Six months ended June 30,
                                      2007(1)  Year ended December 31, 2006  Year ended December 31, 2005
                        Shares         Amount        Shares          Amount        Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED         100,000,000                  100,000,000                   100,000,000
                   ===========                  ===========                   ===========
Sold                11,259,500   $202,390,424     6,464,247    $ 95,593,005    14,163,303   $ 185,770,469
Issued in
reinvestment of
distributions          225,557      3,942,709       470,275       6,845,412       571,921       7,609,971
Redeemed           (4,307,053)   (76,525,918)   (8,108,034)   (114,048,890)   (9,003,339)   (118,951,688)
                   -----------   ------------   -----------   -------------   -----------   -------------
                     7,178,004    129,807,215   (1,173,512)    (11,610,473)     5,731,885      74,428,752
                   -----------   ------------   -----------   -------------   -----------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED          10,000,000                   10,000,000                    10,000,000
                   ===========                  ===========                   ===========
Sold                   133,566      2,435,252        72,719       1,088,742       449,868       6,005,823
Issued in
reinvestment of
distributions            3,180         55,492         8,334         120,403         9,114         122,182
Redeemed              (66,909)    (1,170,465)     (211,390)     (2,948,079)     (125,504)     (1,634,006)
                   -----------   ------------   -----------   -------------   -----------   -------------
                        69,837      1,320,279     (130,337)     (1,738,934)       333,478       4,493,999
                   -----------   ------------   -----------   -------------   -----------   -------------
Net increase
(decrease)           7,247,841   $131,127,494   (1,303,849)   $(13,349,407)     6,065,363    $ 78,922,751
                   ===========   ============   ===========   =============   ===========   =============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

5. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $61,147,605 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $62,625,981. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

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16

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007 and the year ended December 31, 2006.

7. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the six months ended June 30,
2007 and the years ended December 31, 2006 and December 31, 2005, respectively, were as follows:

                                                    December 31,     December 31,
                                 June 30, 2007(1)       2006             2005
DISTRIBUTIONS PAID FROM

Ordinary income                     $4,315,417       $7,628,821       $8,515,591

Long-term capital gain                  --               --               --

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $445,306,368
                                                                     =============
Gross tax appreciation of investments                                 $128,085,158

Gross tax depreciation of investments                                  (2,416,887)
                                                                     -------------
Net tax appreciation (depreciation) of investments                    $125,668,271
                                                                     =============
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies                 $3,771
                                                                     -------------
Net tax appreciation (depreciation)                                   $125,672,042
                                                                     =============
Undistributed ordinary income                                             $574,813

Accumulated capital losses                                           $(14,033,542)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(7,576,037) and
$(6,457,505) expire in 2010 and 2011, respectively.

------
17

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $4,315,417 of qualified dividend income for the fiscal year ended June 30, 2007.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended June 30, 2007, of $4,211,175 qualify for the corporate dividends received deduction.

------
18

FINANCIAL HIGHLIGHTS
Utilities

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                     2007(1)       2006       2005      2004       2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                $16.30     $13.40     $12.08    $10.02      $8.31     $11.81
                     -------    -------    -------   -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              0.20       0.38       0.40      0.30       0.25       0.26

 Net Realized
 and
 Unrealized
 Gain (Loss)            1.70       2.92       1.32      2.05       1.71     (3.49)
                     -------    -------    -------   -------    -------    -------
 Total From
 Investment
 Operations             1.90       3.30       1.72      2.35       1.96     (3.23)
                     -------    -------    -------   -------    -------    -------
Distributions

 From Net
 Investment
 Income               (0.16)     (0.40)     (0.40)    (0.29)     (0.25)     (0.27)
                     -------    -------    -------   -------    -------    -------
Net Asset Value,
End of Period         $18.04     $16.30     $13.40    $12.08     $10.02      $8.31
                     =======    =======    =======   =======    =======    =======
TOTAL RETURN(3)       11.71%     24.99%     14.30%    23.81%     23.96%   (27.44)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              0.67%(4)      0.68%      0.67%     0.68%      0.69%      0.69%

Ratio of Net
Investment
Income (Loss) to
Average
Net Assets          2.30%(4)      2.62%      3.09%     2.79%      2.85%      2.79%

Portfolio
Turnover Rate            20%        45%        21%       31%        34%        26%

Net Assets, End
of Period
(in thousands)      $502,099   $336,672   $292,575  $194,505   $143,403   $119,327

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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19

Utilities

Advisor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                      2007(1)       2006      2005      2004       2003       2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period    $16.28     $13.39    $12.07    $10.01      $8.30     $11.80
                      -------    -------   -------   -------    -------    -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)               0.18       0.35      0.38      0.27       0.23       0.24

 Net Realized
 and
 Unrealized
 Gain (Loss)             1.70       2.90      1.30      2.05       1.71     (3.49)
                      -------    -------   -------   -------    -------    -------
 Total From
 Investment
 Operations              1.88       3.25      1.68      2.32       1.94     (3.25)
                      -------    -------   -------   -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.14)     (0.36)    (0.36)    (0.26)     (0.23)     (0.25)
                      -------    -------   -------   -------    -------    -------
Net Asset Value,
End of Period          $18.02     $16.28    $13.39    $12.07     $10.01      $8.30
                      =======    =======   =======   =======    =======    =======

TOTAL RETURN(3)        11.60%     24.62%    14.02%    23.53%     23.68%   (27.65)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.92%(4)      0.93%     0.92%     0.93%      0.94%      0.94%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets   2.05%(4)      2.37%     2.84%     2.54%      2.60%      2.54%

Portfolio
Turnover Rate             20%        45%       21%       31%        34%        26%

Net Assets, End
of Period
(in thousands)         $7,466     $5,609    $6,358    $1,706     $1,222     $1,100

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund
(one of the ten funds comprising the American Century Quantitative Equity
Funds, Inc., hereafter referred to as the "Fund") at June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
August 17, 2007

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21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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23

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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24

APPROVAL OF MANAGEMENT AGREEMENT
Utilities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Utilities (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
25

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
26

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell slightly below the median for the one-year period and was above the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
27

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was the lowest total expense ratio in its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
28

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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29

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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30

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FUND BENCHMARK consists of approximately 120 utilities stocks that meet the fund's investment criteria. The benchmark's composition is approximately
50% electric and natural gas, 45% telecommunications, and 5% other utilities-related companies.

The LIPPER UTILITY FUND INDEX tracks the performance of the 10 largest funds in Lipper Inc.'s utilities fund category. Each fund in the category is at least 65% invested in utilities stocks.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® UTILITIES INDEX, a sub-index of the Russell 1000 Index, is a capitalization-weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers
(electricity, gas and water), telecommunication services, and oil and gas companies.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

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31

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-ANN-55623N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               June 30, 2007

[photo of summer]

Long-Short Equity Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the June 30, 2007 annual report for the American Century® Long-Short Equity Fund. This is the second annual report for the Fund in the last six months; its fiscal year end changed recently to June 30. This report covers the six months since the last annual report, dated December 31, 2006.

We've compiled this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

2007 has been an eventful year for us. In the last annual report, we announced the promotion of former international equity chief investment officer (CIO)
Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May, when Mark
On joined us. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in
Singapore.

Enrique also hired Steve Lurito to fill our vacant U.S. growth equity CIO position. Steve joined us in July after spending the majority of his career as a growth manager at Warburg Pincus Asset Management. Most recently, he was CIO and partner at MUUS Asset Management LLC.

We also announced this year the promotion of former chief financial officer
Jonathan Thomas to chief executive officer. In June, Jonathan brought Barry
Fink on board to take over as chief operating officer. Barry, like Jonathan, came to us from Morgan Stanley, where he was a managing director.

We've been energized by the skills and experience that Mark, Steve, and Barry bring to our executive leadership team. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

LONG-SHORT EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)              7.18%
Russell 1000 Growth Index                   8.13%
Russell 1000 Value Index                    6.23%

RUSSELL MIDCAP INDEX                        9.90%
Russell Midcap Growth Index                10.97%
Russell Midcap Value Index                  8.69%

RUSSELL 2000 INDEX (SMALL-CAP)              6.45%
Russell 2000 Growth Index                   9.33%
Russell 2000 Value Index                    3.80%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Long-Short Equity

Total Returns as of June 30, 2007
                                                      Average Annual
                                                         Returns
                                                          Since        Inception
                             6 months(1)   1 year       Inception         Date

INVESTOR CLASS                  7.88%       2.38%         7.26%         9/30/05

CITIGROUP 3-MONTH TREASURY
BILL INDEX(2)                   2.49%       5.07%         4.69%            --

Institutional Class             8.08%       2.68%         7.49%         9/30/05

A Class                                                                 9/30/05
 No sales charge*               7.79%       2.32%         7.05%
 With sales charge*             1.63%      -3.55%         3.49%

B Class                                                                 9/30/05
 No sales charge*               7.34%       1.46%         6.21%
 With sales charge*             2.34%      -2.54%         4.00%

C Class                                                                 9/30/05
 No sales charge*               7.34%       1.46%         6.21%
 With sales charge*             6.34%       1.46%         6.21%

R Class                         7.60%       1.98%         6.74%         9/30/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Long-Short Equity

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 2005

One-Year Returns Over Life of Class
Periods ended June 30
                                               2006*       2007

Investor Class                                 10.40%     2.38%

Citigroup 3-Month Treasury Bill Index          3.13%      5.07%

*From 9/30/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Long-Short Equity

Portfolio Managers: Kurt Borgwardt and Zili Zhang

PERFORMANCE SUMMARY

Long-Short Equity returned 7.88%* for the six months ended June 30, 2007. That compared favorably with the 2.49% return of its benchmark, the Citigroup
3-Month Treasury Bill Index, and the 7.18%** return of the Russell 1000 Index, a large-cap index used as a performance measurement for the portfolio's long component. Please note that Long-Short Equity's fiscal year end changed recently from December 31 to June 30. This first-time annual report based on the new fiscal year covers only the six months since the fund's last annual report, dated December 31, 2006.

Long-Short Equity is designed to generate positive returns in all market environments, regardless of general stock market performance, so the fund uses a riskless asset -- the three-month Treasury bill -- as its benchmark. In the first half of 2007, the fund's long positions generated substantial gains, more than offsetting the declines in the portfolio's short positions.

STRENGTH IN LONG POSITIONS

In a generally robust period for the stock market, Long-Short Equity's long positions performed very well, returning more than 15% as a group in the first six months of 2007. This performance more than doubled the return of the
Russell 1000 Index.

By far, the fund's long positions in the industrials sector contributed the most to performance, returning more than 40% as a group. The leading performers were engineering and construction firms, which benefited from strong global construction activity. McDermott International, which designs and builds offshore drilling platforms, was the portfolio's top performance contributor as substantial demand from the robust energy sector boosted the company's earnings well above expectations. Two other engineering and construction companies, Chicago Bridge & Iron and Foster Wheeler, were also among the top performance contributors.

Long positions in the materials sector also added value during the period, led by chemicals producer Lyondell Chemical. In addition to its specialty chemicals business, Lyondell has an oil-refining unit that contributed significantly to earnings as higher gasoline prices boosted refining profit margins. Metals producer Freeport-McMoRan Copper & Gold also performed well, benefiting from rising metals prices.

Information technology stocks were the weakest performers in the long portion of the portfolio. Lexmark International, a leading maker of printers, fell sharply after report-ing disappointing profits amid tougher price competition and higher operating costs.

Type of Investments in Portfolio
                                             % of net        % of net
                                           assets as of    assets as of
                                             6/30/07         12/31/06

Common Stocks                                 98.3%           94.5%
Securities Sold Short                        (96.7)%         (92.5)%
Temporary Cash Investments                     1.2%            3.0%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

**The one-year return for the Russell 1000 Index was 20.43% as of June 30,
2007.

------
5

Long-Short Equity

SHORT POSITIONS DECLINED

The portfolio's short positions lost ground during the period, which is not surprising given the broad-based rally in the stock market. Short positions in the industrials and consumer discretionary sectors detracted the most from performance.

The worst performer among the portfolio's short positions was media company
Dow Jones, which surged by 60% during the period. Dow Jones rallied as an unsolicited takeover bid from News Corp. boosted the stock. Other short positions that weighed on results included auto maker DaimlerChrysler, which rallied after agreeing to sell its Chrysler unit to a private equity firm, and car rental company Avis Budget, which rose in anticipation of a turnaround at the company.

The best-performing short positions included homebuilder Hovnanian
Enterprises, which was hit hard by the slumping housing market, and chipmaker
Conexant Systems, which cited a drop in demand as the reason behind its latest quarterly loss.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half of 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. This uncertainty, along with slower corporate earnings growth, is likely to continue into the second half of the year, which could lead to a choppy market environment.

We will stay true to our "market neutral" investment approach, with approximately equal dollar amounts invested in long and short positions, and look to add value through prudent stock selection.

Top Ten Long Holdings as of June 30, 2007
                                             % of net        % of net
                                           assets as of    assets as of
                                             6/30/07         12/31/06

Accenture Ltd. Cl A                            2.0%            2.2%
OSI Pharmaceuticals Inc.                       1.9%             --
Exxon Mobil Corp.                              1.9%            1.1%
WellCare Health Plans Inc.                     1.8%            1.4%
Amkor Technology Inc.                          1.8%            0.6%
Morgan Stanley                                 1.8%            1.5%
EnCana Corp.                                   1.7%            1.8%
Reliant Energy, Inc.                           1.7%             --
Chicago Bridge & Iron Company
New York Shares                                1.7%            1.6%
AmeriCredit Corp.                              1.6%            0.8%

Top Ten Short Holdings as of June 30, 2007
                                             % of net        % of net
                                           assets as of    assets as of
                                             6/30/07         12/31/06
Bunge Ltd.                                    (1.0)%          (0.6)%
Montpelier Re Holdings Ltd.                   (1.0)%          (1.4)%
Carlisle Companies Inc.                       (1.0)%            --
Enbridge Energy
Partners, L.P. Cl A                           (1.0)%            --
Daktronics Inc.                               (1.0)%            --
H&R Block, Inc.                               (1.0)%          (1.9)%
Briggs & Stratton Corp.                       (1.0)%          (0.2)%
Greenhill & Co. Inc.                          (1.0)%          (0.6)%
MB Financial, Inc.                            (0.9)%          (0.6)%
Louisiana-Pacific Corp.                       (0.9)%          (0.7)%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                   Expenses Paid
                         Account        Ending      During Period*
                          Value      Account Value     1/1/07 -       Annualized
                          1/1/07        6/30/07        6/30/07      Expense Ratio*
ACTUAL
Investor Class            $1,000       $1,078.80        $13.97          2.71%
Institutional Class       $1,000       $1,080.80        $12.95          2.51%
A Class                   $1,000       $1,077.90        $15.25          2.96%
B Class                   $1,000       $1,073.40        $19.07          3.71%
C Class                   $1,000       $1,073.40        $19.07          3.71%
R Class                   $1,000       $1,076.00        $16.52          3.21%
HYPOTHETICAL
Investor Class            $1,000       $1,011.36        $13.51          2.71%
Institutional Class       $1,000       $1,012.35        $12.52          2.51%
A Class                   $1,000       $1,010.12        $14.75          2.96%
B Class                   $1,000       $1,006.40        $18.46          3.71%
C Class                   $1,000       $1,006.40        $18.46          3.71%
R Class                   $1,000       $1,008.88        $15.99          3.21%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Long-Short Equity

JUNE 30, 2007

Shares                                                                      Value

Common Stocks(1) -- 98.3%

AEROSPACE & DEFENSE -- 0.6%
       12,334  Ceradyne Inc.(2)                                          $912,223
          548  Lockheed Martin Corp.                                       51,583
           60  Raytheon Company                                             3,233
                                                                   --------------
                                                                          967,039
                                                                   --------------
AUTO COMPONENTS -- 1.2%
       16,493  ArvinMeritor, Inc.                                         366,145
       18,919  Magna International Inc. Cl A                            1,721,439
                                                                   --------------
                                                                        2,087,584
                                                                   --------------
AUTOMOBILES -- 0.8%
      143,179  Ford Motor Company                                       1,348,746
                                                                   --------------
BEVERAGES -- 0.3%
        6,402  Coca-Cola Enterprises Inc.                                 153,648
       10,256  Pepsi Bottling Group Inc.                                  345,422
                                                                   --------------
                                                                          499,070
                                                                   --------------
BIOTECHNOLOGY -- 2.4%
       16,462  Biogen Idec Inc.(2)                                        880,717
       90,686  OSI Pharmaceuticals Inc.(2)                              3,283,740
                                                                   --------------
                                                                        4,164,457
                                                                   --------------
CAPITAL MARKETS -- 2.5%
        7,053  Blackstone Group L.P. (The)(2)                             206,441
        7,437  Calamos Asset Management, Inc. Cl A                        190,015
        4,061  Goldman Sachs Group, Inc. (The)                            880,222
           39  Lehman Brothers Holdings Inc.                                2,906
        1,473  Mellon Financial Corp.                                      64,812
       36,349  Morgan Stanley                                           3,048,955
                                                                   --------------
                                                                        4,393,351
                                                                   --------------
CHEMICALS -- 3.0%
       57,747  Celanese Corp., Series A                                 2,239,429
       24,460  H.B. Fuller Company                                        731,109
        2,502  Lubrizol Corp.                                             161,504
       56,248  Lyondell Chemical Co.                                    2,087,926
          700  OM Group, Inc.(2)                                           37,044
                                                                   --------------
                                                                        5,257,012
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES -- 2.9%
       41,837  Deluxe Corp.                                             1,699,001
       15,803  Knoll Inc.                                                 353,987
       26,804  Manpower Inc.                                            2,472,401
        8,485  Watson Wyatt Worldwide, Inc. Cl A                          428,323
                                                                   --------------
                                                                        4,953,712
                                                                   --------------

Shares                                                                      Value

COMMUNICATIONS EQUIPMENT -- 3.1%
       18,628  CommScope, Inc.(2)                                     $ 1,086,944
          251  Comtech Telecommunications Corp.(2)                         11,651
          913  Dycom Industries Inc.(2)                                    27,372
       61,945  Interdigital Communications Corp.(2)                     1,992,771
       67,976  Polycom Inc.(2)                                          2,283,993
                                                                   --------------
                                                                        5,402,731
                                                                   --------------
COMPUTERS & PERIPHERALS -- 3.0%
       36,127  Brocade Communications Systems, Inc.(2)                    282,513
       65,195  Emulex Corp.(2)                                          1,423,858
       31,282  Hewlett-Packard Co.                                      1,395,803
       23,047  Lexmark International, Inc. Cl A(2)                      1,136,448
      178,415  Sun Microsystems, Inc.(2)                                  938,463
                                                                   --------------
                                                                        5,177,085
                                                                   --------------
CONSTRUCTION & ENGINEERING -- 3.5%
       76,663  Chicago Bridge & Iron Company New York Shares            2,893,261
        6,508  EMCOR Group Inc.(2)                                        474,433
       12,746  Foster Wheeler Ltd.(2)                                   1,363,695
        4,731  Granite Construction Inc.                                  303,636
       16,020  Perini Corp.(2)                                            985,711
                                                                   --------------
                                                                        6,020,736
                                                                   --------------
CONSUMER FINANCE -- 2.2%
       16,000  Advanta Corp. Cl B                                         498,240
      106,431  AmeriCredit Corp.(2)                                     2,825,743
       10,744  Cash America International, Inc.                           426,000
                                                                   --------------
                                                                        3,749,983
                                                                   --------------
CONTAINERS & PACKAGING -- 2.0%
       13,503  Pactiv Corp.(2)                                            430,611
       48,650  Rock-Tenn Co. Cl A                                       1,543,178
       35,378  Sonoco Products Co.                                      1,514,532
                                                                   --------------
                                                                        3,488,321
                                                                   --------------
DIVERSIFIED CONSUMER SERVICES -- 2.0%
       18,807  ITT Educational Services Inc.(2)                         2,207,566
       27,196  Sotheby's                                                1,251,560
                                                                   --------------
                                                                        3,459,126
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
          277  Citigroup Inc.                                              14,207
       35,223  JPMorgan Chase & Co.                                     1,706,555
        2,724  McGraw-Hill Companies, Inc. (The)                          185,450
                                                                   --------------
                                                                        1,906,212
                                                                   --------------

------
9

Long-Short Equity

Shares                                                                      Value

ELECTRIC UTILITIES -- 1.9%
       13,611  El Paso Electric Co.(2)                                   $334,286
      110,335  Reliant Energy, Inc.(2)                                  2,973,528
                                                                   --------------
                                                                        3,307,814
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.5%
       16,142  Acuity Brands Inc.                                         973,040
        1,438  Belden Inc.                                                 79,593
       94,874  GrafTech International Ltd.(2)                           1,597,678
                                                                   --------------
                                                                        2,650,311
                                                                   --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.3%
       32,476  Avnet Inc.(2)                                            1,287,349
       18,524  Dolby Laboratories Inc. Cl A(2)                            655,935
       15,994  Vishay Intertechnology, Inc.(2)                            253,025
                                                                   --------------
                                                                        2,196,309
                                                                   --------------
ENERGY EQUIPMENT & SERVICES -- 3.1%
          198  Core Laboratories N.V.(2)                                   20,135
       48,283  Global Industries Ltd.(2)                                1,294,950
       52,711  Grey Wolf Inc.(2)                                          434,339
       33,240  Gulfmark Offshore Inc.(2)                                1,702,552
       28,059  Halliburton Co.                                            968,036
        3,183  National Oilwell Varco, Inc.(2)                            331,796
        8,440  Tidewater Inc.                                             598,227
                                                                   --------------
                                                                        5,350,035
                                                                   --------------
FOOD & STAPLES RETAILING -- 0.3%
       18,273  Kroger Co. (The)                                           514,019
                                                                   --------------
FOOD PRODUCTS -- 0.9%
        3,042  Campbell Soup Co.                                          118,060
        9,688  ConAgra Foods, Inc.                                        260,220
        8,682  Corn Products International Inc.                           394,597
        6,489  J.M. Smucker Co. (The)                                     413,090
        9,969  McCormick & Company, Inc.                                  380,616
          478  Ralcorp Holdings, Inc.(2)                                   25,549
                                                                   --------------
                                                                        1,592,132
                                                                   --------------
GAS UTILITIES(3)
          900  Northwest Natural Gas Co.                                   41,571
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
          244  Becton, Dickinson & Co.                                     18,178
       48,895  Kinetic Concepts Inc.(2)                                 2,541,074
        2,724  Mentor Corp.                                               110,812
        6,643  Mettler-Toledo International, Inc.(2)                      634,473
       36,455  West Pharmaceutical Services Inc.                        1,718,853
                                                                   --------------
                                                                        5,023,390
                                                                   --------------

Shares                                                                      Value

HEALTH CARE PROVIDERS & SERVICES -- 3.4%
       15,856  Apria Healthcare Group Inc.(2)                            $456,177
       27,164  Humana Inc.(2)                                           1,654,559
       10,783  McKesson Corp.                                             643,098
       35,179  WellCare Health Plans Inc.(2)                            3,184,052
                                                                   --------------
                                                                        5,937,886
                                                                   --------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
       51,282  Choice Hotels International Inc.                         2,026,666
        4,157  Darden Restaurants, Inc.                                   182,866
        9,692  Jack in the Box Inc.(2)                                    687,550
        2,523  Papa John's International Inc.(2)                           72,561
                                                                   --------------
                                                                        2,969,643
                                                                   --------------
HOUSEHOLD DURABLES -- 4.0%
       56,934  American Greetings Corporation Cl A                      1,612,940
       76,548  Blyth, Inc.                                              2,034,646
          128  Newell Rubbermaid Inc.                                       3,767
        3,029  NVR, Inc.(2)                                             2,058,963
       25,574  Snap-on Incorporated                                     1,291,743
                                                                   --------------
                                                                        7,002,059
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.7%
       11,501  Energizer Holdings Inc.(2)                               1,145,500
                                                                   --------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 1.7%
       31,204  AES Corp. (The)(2)                                         682,744
       33,349  TXU Corp.                                                2,244,387
                                                                   --------------
                                                                        2,927,131
                                                                   --------------
INDUSTRIAL CONGLOMERATES -- 0.3%
        5,506  McDermott International, Inc.(2)                           457,659
                                                                   --------------
INSURANCE -- 3.9%
       12,416  American Financial Group, Inc.                             424,006
       31,651  Arch Capital Group Ltd.(2)                               2,295,964
       61,174  Aspen Insurance Holdings Ltd.                            1,717,154
       17,209  Axis Capital Holdings Ltd.                                 699,546
        9,220  Endurance Specialty Holdings Ltd.                          369,169
        6,392  Nationwide Financial Services Cl A                         404,102
       18,982  Philadelphia Consolidated Holding Corp.(2)                 793,448
                                                                   --------------
                                                                        6,703,389
                                                                   --------------
INTERNET & CATALOG RETAIL -- 1.2%
        5,687  Amazon.com, Inc.(2)                                        389,048
       25,060  Priceline.com Inc.(2)                                    1,722,624
                                                                   --------------
                                                                        2,111,672
                                                                   --------------

------
10

Long-Short Equity

Shares                                                                      Value

INTERNET SOFTWARE & SERVICES -- 0.8%
       79,952  United Online, Inc.                                    $ 1,318,408
                                                                   --------------
IT SERVICES -- 4.0%
       82,157  Accenture Ltd. Cl A                                      3,523,713
       60,055  Acxiom Corp.                                             1,588,455
       15,516  Computer Sciences Corp.(2)                                 917,771
        8,794  Electronic Data Systems Corp.                              243,858
          901  International Business Machines Corp.                       94,830
       24,948  Total System Services Inc.                                 736,215
                                                                   --------------
                                                                        7,104,842
                                                                   --------------
LEISURE EQUIPMENT & PRODUCTS -- 2.0%
       41,627  Eastman Kodak Co.                                        1,158,479
       51,425  Hasbro, Inc.                                             1,615,260
       24,497  Mattel, Inc.                                               619,529
                                                                   --------------
                                                                        3,393,268
                                                                   --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
        1,677  Applera Corporation - Applied Biosystems Group              51,216
       83,488  Bruker BioSciences Corp.(2)                                752,226
                                                                   --------------
                                                                          803,442
                                                                   --------------
MACHINERY -- 1.3%
       14,222  Cummins Inc.                                             1,439,408
       10,970  Manitowoc Co., Inc. (The)                                  881,769
                                                                   --------------
                                                                        2,321,177
                                                                   --------------
MEDIA -- 2.0%
       15,758  EchoStar Communications Corp. Cl A(2)                      683,424
       46,342  Lions Gate Entertainment Corp.(2)                          511,152
      154,544  Sinclair Broadcast Group, Inc. Cl A                      2,197,616
        2,829  Walt Disney Co. (The)                                       96,582
                                                                   --------------
                                                                        3,488,774
                                                                   --------------
METALS & MINING -- 2.2%
          754  Cleveland-Cliffs Inc.                                       58,563
       24,292  Freeport-McMoRan Copper & Gold, Inc.                     2,011,864
       18,336  Nucor Corp.                                              1,075,406
       15,939  Steel Dynamics Inc.                                        668,003
          233  United States Steel Corp.                                   25,339
                                                                   --------------
                                                                        3,839,175
                                                                   --------------
MULTILINE RETAIL -- 2.0%
       86,411  Big Lots, Inc.(2)                                        2,542,212
          669  Dollar Tree Stores Inc.(2)                                  29,135
        7,404  Kohl's Corp.(2)                                            525,906
       10,141  Macy's Inc.                                                403,409
                                                                   --------------
                                                                        3,500,662
                                                                   --------------

Shares                                                                      Value

OIL, GAS & CONSUMABLE FUELS -- 5.7%
       49,258  EnCana Corp.                                           $ 3,026,904
       38,944  Exxon Mobil Corp.                                        3,266,622
        7,256  Holly Corp.                                                538,323
        7,794  Marathon Oil Corp.                                         467,328
          129  Noble Energy Inc.                                            8,048
        2,296  Plains Exploration & Production Co.(2)                     109,772
       45,956  Tesoro Corp.                                             2,626,385
                                                                   --------------
                                                                       10,043,382
                                                                   --------------
PERSONAL PRODUCTS -- 1.1%
       44,266  NBTY Inc.(2)                                             1,912,291
                                                                   --------------
PHARMACEUTICALS -- 1.8%
      100,723  Biovail Corp.                                            2,560,379
       43,935  ViroPharma Inc.(2)                                         606,303
                                                                   --------------
                                                                        3,166,682
                                                                   --------------
REAL ESTATE INVESTMENT TRUSTS -- 2.8%
        7,844  Apartment Investment and Management Co. Cl A               395,494
          520  CBL & Associates Properties, Inc.                           18,746
       24,736  Cousins Properties Inc.                                    717,591
       14,406  FelCor Lodging Trust Inc.                                  374,988
       53,045  Potlatch Corp.                                           2,283,588
          230  PS Business Parks Inc.                                      14,575
       20,843  Taubman Centers Inc.                                     1,034,022
                                                                   --------------
                                                                        4,839,004
                                                                   --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
        9,259  CB Richard Ellis Group, Inc. Cl A(2)                       337,954
        6,111  Jones Lang LaSalle Inc.                                    693,598
                                                                   --------------
                                                                        1,031,552
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
      199,757  Amkor Technology Inc.(2)                                 3,146,173
      169,015  ON Semiconductor Corp.(2)                                1,811,841
       36,342  Teradyne, Inc.(2)                                          638,892
                                                                   --------------
                                                                        5,596,906
                                                                   --------------
SOFTWARE -- 2.0%
       78,976  Aspen Technology, Inc.(2)                                1,105,664
       15,382  Blackbaud, Inc.                                            339,635
       51,021  BMC Software Inc.(2)                                     1,545,936
        5,839  MicroStrategy Inc. Cl A(2)                                 551,727
                                                                   --------------
                                                                        3,542,962
                                                                   --------------
SPECIALTY RETAIL -- 3.3%
       14,658  American Eagle Outfitters, Inc.                            376,124
       26,490  Dress Barn Inc.(2)                                         543,575

------
11

Long-Short Equity

Shares                                                                      Value

       17,033  DSW Inc. Cl A(2)                                          $593,089
       59,219  Gymboree Corp.(2)                                        2,333,820
          751  Men's Wearhouse, Inc. (The)                                 38,354
        3,090  Payless ShoeSource, Inc.(2)                                 97,490
       51,520  RadioShack Corp.                                         1,707,373
                                                                   --------------
                                                                        5,689,825
                                                                   --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
       10,943  Columbia Sportswear Co.                                    751,566
        2,726  Deckers Outdoor Corp.(2)                                   275,053
        7,546  Skechers U.S.A., Inc. Cl A(2)                              220,343
        1,102  VF Corp.                                                   100,921
        3,167  Warnaco Group Inc. (The)(2)                                124,590
                                                                   --------------
                                                                        1,472,473
                                                                   --------------
THRIFTS & MORTGAGE FINANCE -- 1.2%
       19,089  BankUnited Financial Corp. Cl A                            383,116
       17,030  Corus Bankshares Inc.                                      293,938
        8,731  Downey Financial Corp.                                     576,071
       13,532  FirstFed Financial Corp.(2)                                767,670
            4  Washington Mutual, Inc.                                        171
                                                                   --------------
                                                                        2,020,966
                                                                   --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
       37,518  Telephone & Data Systems, Inc.                           2,347,501
        4,276  United States Cellular Corp.(2)                            387,406
                                                                   --------------
                                                                        2,734,907
                                                                   --------------
TOTAL COMMON STOCKS
(Cost $151,438,685)                                                   170,626,383
                                                                   --------------

Principal Amount

Temporary Cash Investments -- 1.2%

   $2,063,000  FNMA Discount Notes, 4.80%, 7/2/07(4)
(Cost $2,062,725)                                                       2,062,725
                                                                   --------------
TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $153,501,410)                                                   172,689,108
                                                                   --------------
SECURITIES SOLD SHORT -- (96.7)%                                    (167,972,737)
                                                                   --------------
OTHER ASSETS AND LIABILITIES -- 97.2%                                 168,909,480
                                                                   --------------
TOTAL NET ASSETS -- 100.0%                                          $ 173,625,851
                                                                   ==============

Shares                                                                      Value

Securities Sold Short -- (96.7)%

AEROSPACE & DEFENSE -- (0.9)%
     (45,967)  AAR Corp.                                            $ (1,517,371)
      (6,632)  Gencorp Inc.                                              (86,680)
                                                                   --------------
                                                                      (1,604,051)
                                                                   --------------
AUTO COMPONENTS -- (0.9)%
     (19,721)  Tenneco Automotive Inc.                                  (691,024)
    (102,677)  Visteon Corp.                                            (831,684)
                                                                   --------------
                                                                      (1,522,708)
                                                                   --------------
AUTOMOBILES -- (0.2)%
     (10,406)  General Motors Corp.                                     (393,347)
      (1,126)  Winnebago Industries                                      (33,239)
                                                                   --------------
                                                                        (426,586)
                                                                   --------------
BEVERAGES -- (0.7)%
     (34,826)  Constellation Brands Inc. Cl A                           (845,575)
      (6,964)  Hansen Natural Corp.                                     (299,313)
                                                                   --------------
                                                                      (1,144,888)
                                                                   --------------
BIOTECHNOLOGY -- (2.1)%
      (9,484)  Alexion Pharmaceuticals Inc.                             (427,349)
     (31,233)  Amylin Pharmaceuticals, Inc.                           (1,285,550)
     (11,123)  Mannkind Corp.                                           (137,147)
     (48,025)  Pharmion Corp.                                         (1,390,324)
      (6,796)  United Therapeutics Corp.                                (433,313)
                                                                   --------------
                                                                      (3,673,683)
                                                                   --------------
BUILDING PRODUCTS -- (0.2)%
      (8,641)  Owens Corning Inc.                                       (290,597)
                                                                   --------------
CAPITAL MARKETS -- (3.1)%
     (11,633)  Allied Capital Corp.                                     (360,158)
     (12,161)  American Capital Strategies Ltd.                         (517,086)
      (1,308)  BlackRock Inc.                                           (204,819)
     (14,350)  GFI Group Inc.                                         (1,040,088)
     (24,228)  Greenhill & Co. Inc.                                   (1,664,706)
     (10,450)  Legg Mason, Inc.                                       (1,028,071)
     (24,619)  TD Ameritrade Holding Corp.                              (492,380)
                                                                   --------------
                                                                      (5,307,308)
                                                                   --------------
CHEMICALS -- (1.1)%
      (7,528)  Minerals Technologies Inc.                               (504,000)
     (11,048)  Scotts Miracle-Gro Co. (The) Cl A                        (474,401)
      (4,290)  Valhi, Inc.                                               (69,926)
     (29,996)  Westlake Chemical Corp.                                  (843,488)
                                                                   --------------
                                                                      (1,891,815)
                                                                   --------------

------
12

Long-Short Equity

Shares                                                                      Value

COMMERCIAL BANKS -- (1.0)%
     (46,987)  MB Financial, Inc.                                   $ (1,632,328)
      (5,038)  South Financial Group Inc. (The)                         (114,061)
                                                                   --------------
                                                                      (1,746,389)
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES -- (1.7)%
     (25,847)  Clean Harbors Inc.                                     (1,277,359)
     (14,739)  Geo Group Inc. (The)                                     (428,905)
     (27,343)  Mine Safety Appliances Company                         (1,196,530)
      (9,337)  Quebecor World Inc.                                      (113,444)
                                                                   --------------
                                                                      (3,016,238)
                                                                   --------------
COMMUNICATIONS EQUIPMENT -- (0.4)%
     (51,477)  JDS Uniphase Corp.                                       (691,336)
      (1,773)  Loral Space & Communications Inc.                         (87,374)
                                                                   --------------
                                                                        (778,710)
                                                                   --------------
COMPUTERS & PERIPHERALS -- (1.9)%
     (39,214)  Avid Technology, Inc.                                  (1,386,215)
     (57,984)  Intermec Inc.                                          (1,467,575)
     (36,072)  Rackable Systems, Inc.                                   (445,850)
                                                                   --------------
                                                                      (3,299,640)
                                                                   --------------
CONSTRUCTION & ENGINEERING -- (0.3)%
      (9,609)  Shaw Group Inc. (The)                                    (444,801)
                                                                   --------------
CONSTRUCTION MATERIALS -- (0.3)%
      (6,690)  Texas Industries Inc.                                    (524,563)
                                                                   --------------
DIVERSIFIED CONSUMER SERVICES -- (1.3)%
     (38,555)  Corinthian Colleges Inc.                                 (628,061)
     (71,435)  H&R Block, Inc.                                        (1,669,436)
                                                                   --------------
                                                                      (2,297,497)
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- (1.7)%
     (10,918)  Global Crossing Ltd.                                     (206,132)
    (121,472)  IDT Corp. Cl B                                         (1,253,591)
    (135,933)  Level 3 Communications, Inc.                             (795,208)
     (36,175)  Time Warner Telecom Inc. Cl A                            (727,117)
                                                                   --------------
                                                                      (2,982,048)
                                                                   --------------
ELECTRIC UTILITIES -- (1.2)%
     (27,200)  Cleco Corp.                                              (666,400)
     (40,117)  IDACORP, Inc.                                          (1,285,349)
      (6,505)  Northeast Utilities                                      (184,481)
                                                                   --------------
                                                                      (2,136,230)
                                                                   --------------
ELECTRICAL EQUIPMENT -- (1.4)%
     (10,988)  Energy Conversion Devices Inc.                           (338,650)
     (26,906)  Franklin Electric Co., Inc.                            (1,269,425)
     (15,467)  Hubbell Inc. Cl B                                        (838,621)
                                                                   --------------
                                                                      (2,446,696)
                                                                   --------------

Shares                                                                      Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- (3.5)%
      (6,450)  Agilent Technologies, Inc.                             $ (247,938)
     (46,003)  Benchmark Electronics Inc.                             (1,040,588)
     (31,243)  Cognex Corp.                                             (703,280)
     (78,231)  Daktronics Inc.                                        (1,680,402)
     (51,733)  Jabil Circuit, Inc.                                    (1,141,747)
      (3,593)  Plexus Corp.                                              (82,603)
    (371,475)  Sanmina-SCI Corp.                                      (1,162,717)
                                                                   --------------
                                                                      (6,059,275)
                                                                   --------------
ENERGY EQUIPMENT & SERVICES -- (3.0)%
     (17,330)  Baker Hughes Inc.                                      (1,457,973)
     (18,662)  CARBO Ceramics Inc.                                      (817,582)
     (39,856)  Nabors Industries Ltd.                                 (1,330,393)
      (1,315)  Rowan Companies, Inc.                                     (53,889)
     (54,456)  TETRA Technologies, Inc.                               (1,535,659)
                                                                   --------------
                                                                      (5,195,496)
                                                                   --------------
FOOD & STAPLES RETAILING -- (1.1)%
     (29,713)  Great Atlantic & Pacific Tea Co.                         (996,574)
     (20,175)  Pantry Inc. (The)                                        (930,067)
      (1,324)  United Natural Foods Inc.                                 (35,192)
                                                                   --------------
                                                                      (1,961,833)
                                                                   --------------
FOOD PRODUCTS -- (2.2)%
      (4,104)  Archer-Daniels-Midland Co.                               (135,801)
     (21,529)  Bunge Ltd.                                             (1,819,200)
     (35,062)  Pilgrim's Pride Corp.                                  (1,338,317)
     (18,988)  Smithfield Foods Inc.                                    (584,641)
                                                                   --------------
                                                                      (3,877,959)
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- (1.8)%
     (29,051)  Cooper Companies, Inc. (The)                           (1,548,999)
     (33,305)  ev3 Inc.                                                 (562,188)
     (20,921)  PolyMedica Corp.                                         (854,623)
      (4,834)  Thoratec Corp.                                            (88,898)
                                                                   --------------
                                                                      (3,054,708)
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES -- (3.6)%
     (29,458)  Brookdale Senior Living Inc.                           (1,342,401)
        (948)  Community Health Systems Inc.                             (38,347)
      (3,480)  Eclipsys Corporation                                      (68,904)
        (917)  Health Management Associates, Inc. Cl A                   (10,417)
     (25,583)  HEALTHSOUTH Corp.                                        (463,308)
     (39,680)  Omnicare, Inc.                                         (1,430,861)
     (46,219)  Owens & Minor Inc.                                     (1,614,892)
    (208,636)  Tenet Healthcare Corp.                                 (1,358,220)
                                                                   --------------
                                                                      (6,327,350)
                                                                   --------------
HEALTH CARE TECHNOLOGY -- (0.7)%
     (50,306)  Allscripts Healthcare Solutions, Inc.                  (1,281,797)
                                                                   --------------

------
13

Long-Short Equity

Shares                                                                      Value

HOTELS, RESTAURANTS & LEISURE -- (3.4)%
      (2,920)  Applebee's International Inc.                            $(70,372)
     (34,929)  Cheesecake Factory Inc.                                  (856,459)
     (19,655)  Las Vegas Sands Corp.                                  (1,501,445)
      (3,710)  Life Time Fitness Inc.                                   (197,483)
     (18,313)  Panera Bread Co.                                         (843,497)
     (18,732)  Royal Caribbean Cruises Ltd.                             (805,101)
     (42,708)  Scientific Games Corp. Cl A                            (1,492,645)
      (4,689)  Texas Roadhouse Inc. Cl A                                 (59,973)
                                                                   --------------
                                                                      (5,826,975)
                                                                   --------------
HOUSEHOLD DURABLES -- (1.9)%
     (68,269)  Hovnanian Enterprises Inc.                             (1,128,487)
     (40,215)  Meritage Homes Corp.                                   (1,075,751)
     (63,097)  Standard Pacific Corp.                                 (1,106,090)
                                                                   --------------
                                                                      (3,310,328)
                                                                   --------------
HOUSEHOLD PRODUCTS -- (0.7)%
     (36,288)  Central Garden & Pet Co.                                 (444,891)
     (68,950)  Central Garden & Pet Co. Cl A                            (808,783)
                                                                   --------------
                                                                      (1,253,674)
                                                                   --------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- (0.8)%
     (35,856)  Ormat Technologies Inc.                                (1,351,054)
                                                                   --------------
INDUSTRIAL CONGLOMERATES -- (1.0)%
     (36,497)  Carlisle Companies Inc.                                (1,697,475)
                                                                   --------------
INSURANCE -- (4.2)%
     (61,677)  Conseco Inc.                                           (1,288,433)
      (3,079)  FBL Financial Group Inc. Cl A                            (121,066)
     (22,381)  Hanover Insurance Group Inc.                           (1,091,969)
     (21,206)  IPC Holdings, Ltd.                                       (684,742)
      (5,038)  Marsh & McLennan Companies, Inc.                         (155,573)
     (92,682)  Montpelier Re Holdings Ltd.                            (1,718,324)
     (38,016)  State Auto Financial Corporation                       (1,165,190)
         (46)  United Fire & Casualty Co.                                 (1,628)
      (1,750)  White Mountains Insurance Group Ltd.                   (1,060,535)
                                                                   --------------
                                                                      (7,287,460)
                                                                   --------------
INTERNET & CATALOG RETAIL -- (0.6)%
     (45,952)  Coldwater Creek Inc.                                   (1,067,465)
                                                                   --------------
INTERNET SOFTWARE & SERVICES -- (2.8)%
     (16,627)  Akamai Technologies, Inc.                                (808,737)
     (14,309)  Equinix Inc.                                           (1,308,844)
     (42,000)  Move, Inc.                                               (188,160)
    (170,966)  RealNetworks Inc.                                      (1,396,792)
     (39,890)  Yahoo! Inc.                                            (1,082,216)
                                                                   --------------
                                                                      (4,784,749)
                                                                   --------------

Shares                                                                      Value

IT SERVICES -- (2.5)%
      (5,921)  Cognizant Technology Solutions Corporation Cl A        $ (444,608)
     (10,376)  Heartland Payment Systems Inc.                           (304,328)
     (34,835)  Iron Mountain Incorporated                               (910,239)
     (46,192)  MoneyGram International Inc.                           (1,291,066)
        (286)  SRA International, Inc. Cl A                               (7,224)
     (92,350)  Unisys Corp.                                             (844,079)
     (17,977)  Wright Express Corp.                                     (616,072)
                                                                   --------------
                                                                      (4,417,616)
                                                                   --------------
LIFE SCIENCES TOOLS & SERVICES -- (1.3)%
     (14,846)  Advanced Magnetics Inc.                                  (863,443)
     (51,756)  Affymetrix Inc.                                        (1,288,207)
      (1,990)  Covance Inc.                                             (136,435)
                                                                   --------------
                                                                      (2,288,085)
                                                                   --------------
MACHINERY -- (2.7)%
     (52,804)  Briggs & Stratton Corp.                                (1,666,494)
      (7,364)  Bucyrus International, Inc. Cl A                         (521,224)
     (25,064)  Graco Inc.                                             (1,009,578)
      (8,969)  Joy Global Inc.                                          (523,162)
     (26,938)  Timken Co.                                               (972,731)
                                                                   --------------
                                                                      (4,693,189)
                                                                   --------------
MEDIA -- (2.5)%
      (1,043)  Entercom Communications Corp. Cl A                        (25,960)
     (58,690)  Live Nation Inc.                                       (1,313,482)
     (58,012)  McClatchy Co. Cl A                                     (1,468,284)
      (6,968)  New York Times Co. (The) Cl A                            (176,987)
     (10,597)  Virgin Media Inc.                                        (258,249)
     (99,815)  XM Satellite Radio Holdings Inc. Cl A                  (1,174,823)
                                                                   --------------
                                                                      (4,417,785)
                                                                   --------------
METALS & MINING -- (2.0)%
      (1,922)  Coeur d'Alene Mines Corporation                            (6,900)
     (12,937)  Miramar Mining Corp.                                      (55,500)
     (34,611)  Natural Resource Partners L.P.                         (1,316,602)
     (12,693)  Stillwater Mining Company                                (139,750)
      (9,512)  Watts Water Technologies, Inc. Cl A                      (356,415)
     (70,031)  Worthington Industries, Inc.                           (1,516,171)
                                                                   --------------
                                                                      (3,391,338)
                                                                   --------------
MULTI-UTILITIES -- (1.8)%
     (58,249)  Avista Corp.                                           (1,255,266)
     (22,651)  DTE Energy Company                                     (1,092,231)
     (10,999)  Integrys Energy Group Inc.                               (557,979)
      (5,663)  PNM Resources Inc.                                       (157,375)
                                                                   --------------
                                                                      (3,062,851)
                                                                   --------------

------
14

Long-Short Equity

Shares                                                                      Value

OFFICE MANAGEMENT -- (0.2)%
      (5,224)  Kilroy Realty Corp.                                    $ (370,068)
                                                                   --------------
OIL, GAS & CONSUMABLE FUELS -- (8.2)%
      (8,906)  Apache Corp.                                             (726,641)
     (32,145)  Arch Coal Inc.                                         (1,118,646)
     (25,637)  Cameco Corp.                                           (1,300,821)
      (2,805)  Carrizo Oil & Gas Inc.                                   (116,323)
     (56,190)  Crosstex Energy, Inc.                                  (1,614,339)
     (22,139)  Delta Petroleum Corp.                                    (444,551)
     (30,455)  Enbridge Energy Partners, L.P. Cl A                    (1,691,775)
     (27,845)  Encore Acquisition Co.                                   (774,091)
     (30,528)  Enterprise Products Partners L.P.                        (971,096)
      (4,113)  EXCO Resources, Inc.                                      (71,731)
      (1,842)  Forest Oil Corporation                                    (77,843)
     (44,680)  Goodrich Petroleum Corp.                               (1,547,268)
     (17,464)  Helix Energy Solutions Group, Inc.                       (696,988)
      (1,381)  Murphy Oil Corp.                                          (82,087)
      (6,418)  Peabody Energy Corp.                                     (310,503)
     (16,556)  Pogo Producing Co.                                       (840,879)
     (22,517)  Quicksilver Resources Inc.                             (1,003,808)
     (11,856)  Southwestern Energy Company                              (527,592)
      (7,651)  World Fuel Services Corp.                                (321,801)
                                                                   --------------
                                                                     (14,238,783)
                                                                   --------------
PAPER & FOREST PRODUCTS -- (0.9)%
     (85,704)  Louisiana-Pacific Corp.                                (1,621,520)
                                                                   --------------
PERSONAL PRODUCTS -- (0.7)%
     (36,022)  Bare Escentuals Inc.                                   (1,230,151)
                                                                   --------------
PHARMACEUTICALS -- (1.7)%
     (18,314)  Abraxis BioScience Inc.                                  (407,120)
     (38,820)  Adams Respiratory Therapeutics, Inc.                   (1,529,120)
     (27,094)  Alpharma Inc. Cl A                                       (704,715)
      (1,924)  Medicis Pharmaceutical Corp. Cl A                         (58,759)
     (24,981)  Nektar Therapeutics                                      (237,070)
        (193)  Par Pharmaceutical Companies Inc.                          (5,448)
                                                                   --------------
                                                                      (2,942,232)
                                                                   --------------
REAL ESTATE INVESTMENT TRUSTS -- (2.3)%
     (29,054)  Douglas Emmett Inc.                                      (718,796)
     (51,574)  Equity One, Inc.                                       (1,317,716)
      (7,781)  First Industrial Realty Trust Inc.                       (301,591)
     (76,498)  Franklin Street Properties Corp.                       (1,265,277)

Shares                                                                      Value

     (66,761)  Friedman, Billings, Ramsey Group Inc. Cl A             $ (364,515)
                                                                   --------------
                                                                      (3,967,895)
                                                                   --------------
REAL ESTATE MANAGEMENT &
DEVELOPMENT -- (0.6)%
     (18,265)  Forest City Enterprises Cl A                           (1,122,932)
                                                                   --------------
ROAD & RAIL -- (1.6)%
     (20,749)  AMERCO                                                 (1,566,549)
     (20,812)  Dollar Thrifty Automotive Group, Inc.                    (849,962)
     (13,747)  Hertz Global Holdings, Inc.                              (365,258)
                                                                   --------------
                                                                      (2,781,769)
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- (2.8)%
     (92,930)  Advanced Micro Devices, Inc.                           (1,328,899)
    (900,857)  Conexant Systems Inc.                                  (1,243,183)
     (76,320)  Micron Technology, Inc.                                  (956,290)
     (40,312)  Microsemi Corp.                                          (965,472)
     (11,712)  Silicon Laboratories Inc.                                (405,352)
                                                                   --------------
                                                                      (4,899,196)
                                                                   --------------
SOFTWARE -- (2.5)%
     (24,178)  Activision, Inc.                                         (451,403)
     (39,108)  Advent Software, Inc.                                  (1,272,965)
     (27,172)  Electronic Arts Inc.                                   (1,285,779)
     (33,430)  Quality Systems Inc.                                   (1,269,337)
      (1,374)  Symantec Corp.                                            (27,756)
                                                                   --------------
                                                                      (4,307,240)
                                                                   --------------
SPECIALTY RETAIL -- (4.3)%
     (20,092)  Bebe Stores Inc.                                         (321,673)
     (70,615)  Borders Group Inc.                                     (1,345,922)
     (48,705)  Chico's FAS, Inc.                                      (1,185,480)
      (2,713)  Group 1 Automotive, Inc.                                 (109,442)
     (28,721)  Limited Brands, Inc.                                     (788,391)
     (42,040)  Pacific Sunwear of California                            (924,880)
      (1,122)  Stage Stores Inc.                                         (23,518)
     (22,205)  Tractor Supply Co.                                     (1,155,770)
     (10,364)  Urban Outfitters Inc.                                    (249,047)
     (54,600)  Zale Corp.                                             (1,300,026)
                                                                   --------------
                                                                      (7,404,149)
                                                                   --------------
STORAGE -- (0.1)%
        (148)  U-Store-It Trust                                           (2,425)
                                                                   --------------
TEXTILES, APPAREL & LUXURY GOODS -- (1.8)%
     (23,394)  Gildan Activewear Inc.                                   (802,181)
    (107,934)  Quiksilver, Inc.                                       (1,525,107)
     (17,579)  Under Armour, Inc. Cl A                                  (802,481)
                                                                   --------------
                                                                      (3,129,769)
                                                                   --------------

------
15

Long-Short Equity

Shares                                                                      Value

THRIFTS & MORTGAGE FINANCE -- (1.7)%
     (21,956)  Brookline Bancorp, Inc.                                $ (252,713)
     (16,167)  Capitol Federal Financial                                (596,886)
     (24,915)  Centerline Holding Co.                                   (448,470)
     (22,516)  Hudson City Bancorp, Inc.                                (275,146)
      (9,536)  MGIC Investment Corp.                                    (542,217)
     (36,742)  Sovereign Bancorp Inc.                                   (776,726)
                                                                   --------------
                                                                      (2,892,158)
                                                                   --------------
TRADING COMPANIES & DISTRIBUTORS -- (2.0)%
      (8,364)  Fastenal Co.                                             (350,117)
      (9,167)  H&E Equipment Services, Inc.                             (254,293)
     (49,988)  UAP Holding Corp.                                      (1,506,638)
     (25,059)  Watsco Inc.                                            (1,363,210)
                                                                   --------------
                                                                      (3,474,258)
                                                                   --------------

Shares                                                                      Value

WATER UTILITIES -- (0.6)%
     (45,351)  Aqua America Inc.                                    $ (1,019,944)
                                                                   --------------
WIRELESS TELECOMMUNICATION
SERVICES -- (0.2)%
      (5,268)  NII Holdings, Inc. Cl B                                  (425,338)
                                                                   --------------
TOTAL SECURITIES SOLD SHORT -- (96.7)%
(Proceeds $167,631,619)                                            $(167,972,737)
                                                                   ==============

Notes to Schedule of Investments

FNMA = Federal National Mortgage Association

(1) Securities are pledged with brokers as collateral for securities sold short.

(2) Non-income producing.

(3) Industry is less than 0.05% of total net assets.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
16

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007

ASSETS

Investment securities, at value (cost of $153,501,410)                $172,689,108

Cash on deposit with brokers for securities sold short                 170,831,649

Cash                                                                         1,608

Receivable for investments sold                                          2,114,248

Receivable for capital shares sold                                       1,594,257

Dividend and interest receivable                                           620,851
                                                                      ------------
                                                                       347,851,721
                                                                      ------------
LIABILITIES

Securities sold short, at value (proceeds of $167,631,619)             167,972,737

Payable for investments purchased                                        5,886,271

Payable for capital shares redeemed                                         40,675

Accrued management fees                                                    179,011

Distribution fees payable                                                   12,982

Service fees (and distribution fees -- A Class and R Class)
payable                                                                     25,393

Dividend expense payable on securities sold short                          108,801
                                                                      ------------
                                                                       174,225,870
                                                                      ------------

NET ASSETS                                                            $173,625,851
                                                                      ============

See Notes to Financial Statements.

------
17

JUNE 30, 2007

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $167,850,972

Undistributed net investment income                                      1,454,733

Accumulated net realized loss on investment and
securities sold short transactions                                    (14,526,434)

Net unrealized appreciation on investments and securities sold
short                                                                   18,846,580
                                                                      ------------
                                                                      $173,625,851
                                                                      ============
INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                             $20,731,630
Shares outstanding                                                       1,847,154
Net asset value per share                                                   $11.22

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                             $19,559,190
Shares outstanding                                                       1,740,350
Net asset value per share                                                   $11.24

A CLASS, $0.01 PAR VALUE
Net assets                                                            $110,064,620
Shares outstanding                                                       9,822,106
Net asset value per share                                                   $11.21
Maximum offering price (net asset value divided by 0.9425)                  $11.89

B CLASS, $0.01 PAR VALUE
Net assets                                                              $3,019,508
Shares outstanding                                                         271,750
Net asset value per share                                                   $11.11

C CLASS, $0.01 PAR VALUE
Net assets                                                             $19,690,157
Shares outstanding                                                       1,772,087
Net asset value per share                                                   $11.11

R CLASS, $0.01 PAR VALUE
Net assets                                                                $560,746
Shares outstanding                                                          50,155
Net asset value per share                                                   $11.18

See Notes to Financial Statements.

------
18

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND YEAR ENDED DECEMBER 31, 2006
                                                           June 30,   December 31,
                                                            2007(1)           2006
INVESTMENT INCOME (LOSS)

INCOME:

Dividend (net of foreign tax withheld of $12,272
and $--, respectively)                                    $ 582,942    $ 1,167,459

Interest                                                  2,756,261        256,979
                                                       ------------   ------------
                                                          3,339,203      1,424,438
                                                       ------------   ------------
EXPENSES:

Dividend expense on securities sold short                   821,354        525,185

Management fees                                             847,019        339,309

Distribution fees:
 B Class                                                      7,808          5,456
 C Class                                                     52,759         16,804

Service fees:
 B Class                                                      2,602          1,819
 C Class                                                     17,586          5,601

Distribution and service fees:
 A Class                                                     95,423         30,817
 R Class                                                      1,354          2,616

Directors' fees and expenses                                  1,732            409

Other expenses                                                  109             --
                                                       ------------   ------------
                                                          1,847,746        928,016
                                                       ------------   ------------

NET INVESTMENT INCOME (LOSS)                              1,491,457        496,422
                                                       ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                   4,018,922      (505,593)

Securities sold short transactions                     (14,191,809)    (3,817,268)
                                                       ------------   ------------
                                                       (10,172,887)    (4,322,861)
                                                       ------------   ------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                              12,797,745      6,373,883

Securities sold short                                     5,202,940    (5,565,877)
                                                       ------------   ------------
                                                         18,000,685        808,006
                                                       ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                   7,827,798    (3,514,855)
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                               $ 9,319,255   $(3,018,433)
                                                       ============   ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------
19

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007, YEAR ENDED DECEMBER 31, 2006 AND
PERIOD ENDED DECEMBER 31, 2005 (AS NOTED)
                                          June 30,    December 31,    December 31,
Increase (Decrease) in Net Assets          2007(1)            2006         2005(2)

OPERATIONS

Net investment income (loss)           $ 1,491,457       $ 496,422        $ 13,527

Net realized gain (loss)              (10,172,887)     (4,322,861)        (63,808)

Change in net unrealized
appreciation (depreciation)             18,000,685         808,006          37,889
                                      ------------    ------------    ------------
Net increase (decrease) in
net assets resulting from
operations                               9,319,255     (3,018,433)        (12,392)
                                      ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                 --        (93,622)              --
 Institutional Class                            --       (138,245)              --
 A Class                                        --       (272,299)              --
 R Class                                        --         (1,260)              --

Decrease in net assets from
distributions                                   --       (505,426)              --
                                      ------------    ------------    ------------

                                      ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital share
transactions                            70,475,417      94,367,430       3,000,000
                                      ------------    ------------    ------------

NET INCREASE (DECREASE)
IN NET ASSETS                           79,794,672      90,843,571       2,987,608

NET ASSETS

Beginning of period                     93,831,179       2,987,608              --
                                      ------------    ------------    ------------
End of period                         $173,625,851     $93,831,179      $2,987,608
                                      ============    ============    ============
Undistributed net investment income     $1,454,733              --              --
                                      ============    ============    ============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

See Notes to Financial Statements.

------
20

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Long-Short Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund's investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. All classes of the fund commenced sale on September 30,
2005, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Interest earned on segregated cash for securities sold short is reflected as interest income.

SECURITIES SOLD SHORT -- The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain

------
21

(loss) on securities sold short transactions. The fund's risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 1.0480% to 1.2300% and the rates for the Complex Fee (except for Institutional Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the six months ended June 30, 2007 was 1.39% for all classes except Institutional Class, which was 1.19%. The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 1.38% for all classes except the Institutional Class, which was 1.18%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class each will pay ACIS an annual distribution fee of 0.75% and a service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Fees incurred under the plans during the six months ended June 30, 2007 and the year ended December 31, 2006, are detailed in the Statement of Operations.

------
22

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the six months ended June 30, 2007, were
$211,915,177 and $219,759,309, respectively.

------
23

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

                   Six months ended June 30,     Year ended December 31,   Period ended December 31,
                                     2007(1)                        2006                     2005(2)
                        Shares        Amount        Shares        Amount        Shares        Amount
INVESTOR
CLASS/SHARES
AUTHORIZED         100,000,000                 100,000,000                 200,000,000
                   ===========                 ===========                 ===========
Sold                   864,701   $ 9,420,827     1,718,301   $18,743,176        50,000     $ 500,000
Issued in
reinvestment of
distributions               --            --         3,685        38,325            --            --
Redeemed             (246,248)   (2,617,715)     (543,285)   (5,835,513)            --            --
                   -----------   -----------   -----------   -----------   -----------   -----------
                       618,453     6,803,112     1,178,701    12,945,988        50,000       500,000
                   -----------   -----------   -----------   -----------   -----------   -----------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED          50,000,000                  50,000,000                  50,000,000
                   ===========                 ===========                 ===========
Sold                   528,663     5,688,608     1,575,257    17,098,483        50,000       500,000
Issued in
reinvestment of
distributions               --            --        13,091       136,278            --            --
Redeemed             (173,386)   (1,847,434)     (253,275)   (2,740,253)            --            --
                   -----------   -----------   -----------   -----------   -----------   -----------
                       355,277     3,841,174     1,335,073    14,494,508        50,000       500,000
                   -----------   -----------   -----------   -----------   -----------   -----------
A CLASS/
SHARES
AUTHORIZED          20,000,000                  10,000,000                  10,000,000
                   ===========                 ===========                 ===========
Sold                 5,118,446    55,707,427     5,664,375    61,024,181        50,000       500,000
Issued in
reinvestment of
distributions               --            --        25,510       265,308            --            --
Redeemed             (703,115)   (7,546,795)     (333,110)   (3,539,959)            --            --
                   -----------   -----------   -----------   -----------   -----------   -----------
                     4,415,331    48,160,632     5,356,775    57,749,530        50,000       500,000
                   -----------   -----------   -----------   -----------   -----------   -----------
B CLASS/
SHARES
AUTHORIZED          10,000,000                  10,000,000                  10,000,000
                   ===========                 ===========                 ===========
Sold                   137,729     1,490,013        99,003     1,056,715        50,000       500,000
Redeemed              (11,437)     (121,830)       (3,545)      (36,671)            --            --
                   -----------   -----------   -----------   -----------   -----------   -----------
                       126,292     1,368,183        95,458     1,020,044        50,000       500,000
                   -----------   -----------   -----------   -----------   -----------   -----------
C CLASS/
SHARES
AUTHORIZED          10,000,000                  10,000,000                  10,000,000
                   ===========                 ===========                 ===========
Sold                 1,023,562    10,971,641       786,894     8,432,061        50,000       500,000
Redeemed              (62,407)     (669,692)      (25,962)     (275,961)            --            --
                   -----------   -----------   -----------   -----------   -----------   -----------
                       961,155    10,301,949       760,932     8,156,100        50,000       500,000
                   -----------   -----------   -----------   -----------   -----------   -----------
R CLASS/
SHARES
AUTHORIZED          10,000,000                  10,000,000                  10,000,000
                   ===========                 ===========                 ===========
Sold                        34           367            --            --        50,000       500,000
Issued in
reinvestment of
distributions               --            --           121         1,260            --            --
                   -----------   -----------   -----------   -----------   -----------   -----------
                            34           367           121         1,260        50,000       500,000
                   -----------   -----------   -----------   -----------   -----------   -----------
Net increase
(decrease)           6,476,542   $70,475,417     8,727,060   $94,367,430       300,000    $3,000,000
                   ===========   ===========   ===========   ===========   ===========   ===========

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

------
24

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007 and the year ended December 31, 2006.

6. RISK FACTORS

The fund's investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the six months ended June 30,
2007, year ended December 31, 2006 and period ended December 31, 2005 (as noted) were as follows:

                                      June 30,       December 31,   December 31,
                                       2007(1)           2006          2005(2)
DISTRIBUTIONS PAID FROM
Ordinary income                          --            $505,426          --
Long-term capital gains                  --               --             --

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                       $154,452,858
                                                                     =============
Gross tax appreciation of investments                                  $20,933,030

Gross tax depreciation of investments                                  (2,696,780)
                                                                     -------------
Net tax appreciation (depreciation) of investments                     $18,236,250
                                                                     =============
Net tax appreciation (depreciation) on securities sold short          $(1,466,128)
                                                                     -------------
Net tax appreciation (depreciation)                                    $16,770,122
                                                                     =============
Undistributed ordinary income                                           $1,454,733

Accumulated capital losses                                           $(12,449,976)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received and short sales not settled.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(726,362) and
$(11,723,614) expire in 2014 and 2015, respectively.

------
25

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
26

FINANCIAL HIGHLIGHTS
Long-Short Equity

Investor Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                  2007(1)        2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.40       $9.97     $10.00
                                                  -------     -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                     0.14        0.24       0.06

 Net Realized and Unrealized Gain (Loss)             0.68        0.27     (0.09)
                                                  -------     -------    -------
 Total From Investment Operations                    0.82        0.51     (0.03)
                                                  -------     -------    -------
Distributions

 From Net Investment Income                            --      (0.08)         --
                                                  -------     -------    -------
Net Asset Value, End of Period                     $11.22      $10.40      $9.97
                                                  =======     =======    =======

TOTAL RETURN(4)                                     7.88%       5.08%    (0.30)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                           2.71%(5)       3.45%   2.76%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               2.61%(5)       2.17%   2.23%(5)

Portfolio Turnover Rate                              181%        428%       171%

Portfolio Turnover Rate Excluding Short Sales         38%         50%        36%

Net Assets, End of Period (in thousands)          $20,732     $12,781       $498

Ratio of Operating Expenses (excluding
dividend expense on securities sold short) to
Average Net Assets                               1.39%(5)       1.38%   1.37%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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27

Long-Short Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                  2007(1)        2006    2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.40       $9.97     $10.00
                                                  -------     -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                     0.15        0.25       0.06

 Net Realized and Unrealized Gain (Loss)             0.69        0.28     (0.09)
                                                  -------     -------    -------
 Total From Investment Operations                    0.84        0.53     (0.03)
                                                  -------     -------    -------
Distributions

 From Net Investment Income                            --      (0.10)         --
                                                  -------     -------    -------
Net Asset Value, End of Period                     $11.24      $10.40      $9.97
                                                  =======     =======    =======

TOTAL RETURN(4)                                     8.08%       5.30%    (0.30)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                           2.51%(5)       3.25%   2.56%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               2.81%(5)       2.37%   2.43%(5)

Portfolio Turnover Rate                              181%        428%       171%

Portfolio Turnover Rate Excluding Short Sales         38%         50%        36%

Net Assets, End of Period (in thousands)          $19,559     $14,412       $499

Ratio of Operating Expenses (excluding
dividend expense on securities sold short) to
Average Net Assets                               1.19%(5)       1.18%   1.17%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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28

Long-Short Equity

A Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                  2007(1)        2006     2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.40       $9.96      $10.00
                                                  -------     -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                     0.13        0.20        0.05

 Net Realized and Unrealized Gain (Loss)             0.68        0.29      (0.09)
                                                  -------     -------     -------
 Total From Investment Operations                    0.81        0.49      (0.04)
                                                  -------     -------     -------
Distributions

 From Net Investment Income                            --      (0.05)          --
                                                  -------     -------     -------
Net Asset Value, End of Period                     $11.21      $10.40       $9.96
                                                  =======     =======     =======

TOTAL RETURN(4)                                     7.79%       4.93%     (0.40)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                           2.96%(5)       3.70%    3.01%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               2.36%(5)       1.92%    1.98%(5)

Portfolio Turnover Rate                              181%        428%        171%

Portfolio Turnover Rate Excluding Short Sales         38%         50%         36%

Net Assets, End of Period (in thousands)         $110,065     $56,219        $498

Ratio of Operating Expenses (excluding
dividend expense on securities sold short) to
Average Net Assets                               1.64%(5)       1.63%    1.62%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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29

Long-Short Equity

B Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                  2007(1)        2006     2005(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period               $10.35       $9.94      $10.00
                                                  -------     -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                     0.09        0.12        0.03

 Net Realized and Unrealized Gain (Loss)             0.67        0.29      (0.09)
                                                  -------     -------     -------
 Total From Investment Operations                    0.76        0.41      (0.06)
                                                  -------     -------     -------
Net Asset Value, End of Period                     $11.11      $10.35       $9.94
                                                  =======     =======     =======

TOTAL RETURN(4)                                     7.34%       4.12%     (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                           3.71%(5)       4.45%    3.76%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               1.61%(5)       1.17%    1.23%(5)

Portfolio Turnover Rate                              181%        428%        171%

Portfolio Turnover Rate Excluding Short Sales         38%         50%         36%

Net Assets, End of Period (in thousands)           $3,020      $1,505        $497

Ratio of Operating Expenses (excluding
dividend expense on securities sold short) to
Average Net Assets                               2.39%(5)       2.38%    2.37%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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30

Long-Short Equity

C Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                  2007(1)        2006     2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.35       $9.94      $10.00
                                                  -------     -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                     0.09        0.12        0.03

 Net Realized and Unrealized Gain (Loss)             0.67        0.29      (0.09)
                                                  -------     -------     -------
 Total From Investment Operations                    0.76        0.41      (0.06)
                                                  -------     -------     -------
Net Asset Value, End of Period                     $11.11      $10.35       $9.94
                                                  =======     =======     =======

TOTAL RETURN(4)                                     7.34%       4.12%     (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                           3.71%(5)       4.45%    3.76%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               1.61%(5)       1.17%    1.23%(5)

Portfolio Turnover Rate                              181%        428%        171%

Portfolio Turnover Rate Excluding Short Sales         38%         50%         36%

Net Assets, End of Period (in thousands)          $19,690      $8,393        $497

Ratio of Operating Expenses (excluding
dividend expense on securities sold short) to
Average Net Assets                               2.39%(5)       2.38%    2.37%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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31

Long-Short Equity

R Class
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                  2007(1)        2006     2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.39       $9.96      $10.00
                                                  -------     -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                     0.11        0.17        0.04

 Net Realized and Unrealized Gain (Loss)             0.68        0.29      (0.08)
                                                  -------     -------     -------
 Total From Investment Operations                    0.79        0.46      (0.04)
                                                  -------     -------     -------
Distributions

 From Net Investment Income                            --      (0.03)          --
                                                  -------     -------     -------
Net Asset Value, End of Period                     $11.18      $10.39       $9.96
                                                  =======     =======     =======

TOTAL RETURN(4)                                     7.60%       4.57%     (0.40)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                           3.21%(5)       3.95%    3.26%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               2.11%(5)       1.67%    1.73%(5)

Portfolio Turnover Rate                              181%        428%        171%

Portfolio Turnover Rate Excluding Short Sales         38%         50%         36%

Net Assets, End of Period (in thousands)             $561        $521        $498

Ratio of Operating Expenses (excluding
dividend expense on securities sold short) to
Average Net Assets                               1.89%(5)       1.88%    1.87%(5)

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

(2) September 30, 2005 (fund inception) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the Long-Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Short
Equity Fund (one of the ten funds comprising the American Century Quantitative
Equity Funds, Inc., hereafter referred to as the "Fund") at June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
August 17, 2007

------
33

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
34

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
35

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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36

APPROVAL OF MANAGEMENT AGREEMENT
Long-Short Equity

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Long-Short Equity (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
37

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information

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38

technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.
Performance information presented to the Directors showed that the fund's performance was above its benchmark for the one-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

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39

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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40

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares. The fund is available for purchase only through financial intermediaries by investors who seek advice from them. The fund is closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A
Class shares also are subject to a 0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year.
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual
Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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41

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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42

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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43

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP 3-MONTH TREASURY BILL INDEX measures monthly return equivalents of yield averages that are not marked to market. This index is an average of the last three 3-month Treasury bill issues.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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44

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-ANN-55624N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               June 30, 2007

[photo of summer]

International Core Equity Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the June 30, 2007 annual report for the American Century® International Core Equity Fund. This report covers the seven months since the fund's inception on November 30, 2006.

We've compiled this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

2007 has been an eventful year for us. In the last report, we announced the promotion of former international equity chief investment officer (CIO)
Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May, when Mark
On joined us. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in
Singapore.

Enrique also hired Steve Lurito to fill our vacant U.S. growth equity CIO position. Steve joined us in July after spending the majority of his career as a growth manager at Warburg Pincus Asset Management. Most recently, he was CIO and partner at MUUS Asset Management LLC.

We also announced this year the promotion of former chief financial officer
Jonathan Thomas to chief executive officer. In June, Jonathan brought Barry
Fink on board to take over as chief operating officer. Barry, like Jonathan, came to us from Morgan Stanley, where he was a managing director.

We've been energized by the skills and experience that Mark, Steve, and Barry bring to our executive leadership team. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      International Stock Index Returns. . . . . . . . . . . . . . . . . .      2

INTERNATIONAL CORE EQUITY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By John Schniedwind, Chief Investment Officer, Quantitative Equity

INTERNATIONAL STOCKS HIGHER

International equities registered healthy gains for the period from November
30, 2006, through June 30, 2007, with most global equity markets posting double-digit returns. Market indexes in the U.S. and many European countries reached six-year highs during the period, and emerging market indexes in Asia,
Europe, and Latin America approached or established record highs.

Despite a slowdown in U.S. economic growth, the global economy remained resilient. Strong consumer and corporate demand, reasonably low inflation, improving labor markets, and moderate (though rising) interest rates worldwide provided steady support for global growth. Improving economic conditions led to tighter monetary policy -- the European Central Bank raised short-term interest rates three times during the period, for a total of eight rate increases in the last four years, and the Bank of Japan enacted its second rate hike since 1990 in February as unemployment fell to a nine-year low.

Stronger global growth was one of several factors supporting the robust performance of international equities. Solid earnings growth, corporate share buybacks, and record merger-and-acquisition activity all buoyed global asset prices. However, the road to higher global stock prices had a couple of speed bumps along the way. Concerns about trouble in the U.S. subprime mortgage market and the potential ripple effect from slower consumer spending led to a sell-off in global equity markets in late February, as well as increased market volatility in June.

EMERGING MARKETS OUTPERFORMED

Emerging market shares, whose performance is most closely tied to global growth and investor appetite for risk, performed best. Among developed markets, Pacific Rim countries (excluding Japan) were the top performers, enjoying returns on par with emerging markets. European stocks also fared well, while shares of Japanese equities lagged. Within the MSCI EAFE Index, growth shares outpaced value, breaking a lengthy streak of value outperformance.

The best-performing sectors included materials, industrials, and energy, all of which benefited from strong global growth and rising commodity prices.
Health care and financial stocks posted the lowest returns.

International Stock Index Returns
From November 30, 2006 (fund inception) to June 30, 2007*

MSCI EAFE INDEX                                         14.22%
MSCI EAFE Growth Index                                  15.08%
MSCI EAFE Value Index                                   13.35%

MSCI WORLD FREE INDEX                                   11.39%
MSCI Pacific Free ex-Japan Index                        22.63%
MSCI EM Index                                           23.06%
MSCI Europe Index                                       16.10%
MSCI Japan Index                                         5.40%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
International Core Equity

Total Returns as of June 30, 2007
                         Since Inception(1)   Inception Date

INVESTOR CLASS                 18.80%            11/30/06

MSCI EAFE INDEX                14.22%               --

Institutional Class            19.00%            11/30/06

A Class
 No sales charge*              18.70%
 With sales charge*            11.88%            11/30/06

B Class
 No sales charge*              18.20%
 With sales charge*            13.20%            11/30/06

C Class
 No sales charge*              18.20%
 With sales charge*            17.20%            11/30/06

R Class                        18.50%            11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

International Core Equity

Growth of $10,000 Over Life of Class

$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
International Core Equity

Portfolio Managers: John Schniedwind, Zili Zhang, and Fei Zou

PERFORMANCE SUMMARY

International Core Equity returned 18.80%* from its inception on November 30,
2006, to June 30, 2007. The fund's benchmark, the MSCI EAFE Index, returned
14.22% over the same period.

International Core Equity generated a very strong return during the period, benefiting from robust returns in overseas equity markets. Every sector of the portfolio posted positive results; the leading sectors included industrials, materials, and consumer discretionary, all of which benefited from improving global economic growth.

In addition, the portfolio outperformed the MSCI EAFE Index in the first half of 2007. Stock selection was the key to this outperformance, adding value in nearly every sector of the portfolio. On a regional basis, stock choices in
Sweden and Japan outperformed, while holdings in the U.K. and Australia lagged.

MATERIALS AND INDUSTRIALS STOCKS OUTPERFORMED

Stock selection was most successful in the materials and industrials sectors.
With one exception, all of the portfolio's materials holdings were metals and mining stocks, which returned more than 50% as a group during the period.
Three of the top four relative performance contributors in the portfolio came from this sector.

At the top of the list was Japanese metals manufacturer Pacific Metals, which continued to enjoy strong demand for stainless steel and other metals from
Asia. Finland-based Rautaruukki, which makes metal components for the construction and engineering industries, rallied sharply as strength in the construction market on a global basis boosted demand for the company's products.

The top contributors in the industrials sector were also related to the strong worldwide demand for metals and other commodities. Danieli, an Italian company that designs and builds steel mills, saw its stock price double during the period thanks to the rapid expansion of the steel industry. Singapore-based shipping company Neptune Orient Lines benefited from higher freight rates and an expanding fleet of ships.

CONSUMER DISCRETIONARY AND FINANCIALS ALSO ADDED VALUE

The portfolio's consumer discretionary stocks also contributed favorably to performance compared with the MSCI EAFE Index. The top contributor in this sector was JM, Sweden's leading residential property developer, which reported strong earnings growth and improving profit margins. German auto maker
Volkswagen also rallied amid solid growth and a potential takeover offer from
Porsche.

Top Ten Holdings as of June 30, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                         6/30/07       12/31/06
ENI SpA                                   2.5%           2.7%
BNP Paribas                               2.4%           2.5%
Telefonica SA                             2.4%           2.4%
Volkswagen AG                             2.3%           2.5%
ThyssenKrupp AG                           2.2%           2.3%
BT Group plc                              2.0%           2.1%
Rautaruukki Oyj                           2.0%           1.8%
Royal Bank of Scotland Group plc          1.9%           2.4%
Legal & General Group plc                 1.9%            --
Rallye SA                                 1.9%           2.1%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

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5

International Core Equity

Another area of relative strength was financials stocks, which represented the largest sector weighting in the portfolio during the period. The best performer was Dutch financial services giant ABN AMRO Holding, whose shares surged as a bidding war broke out between two suitors vying to acquire the company.

TELECOM LAGGED

Stock selection detracted from relative results in only two sectors of the portfolio, and the most notable was telecommunication services. An underweight in wireless telecom stocks weighed on performance as wireless shares produced strong returns. In addition, an overweight position in Japanese telecom provider Nippon Telegraph & Telephone hurt as the company provided disappointing guidance for the upcoming fiscal year.

The portfolio's biggest individual detractors were two U.K.-based companies, airline operator British Airways and homebuilder Bovis Homes Group. Higher fuel prices weighed on British Airways, while Bovis Homes declined sharply as higher interest rates in the U.K. -- including five rate hikes by the Bank of
England in the last 11 months -- crimped sales of new homes.

STARTING POINT FOR NEXT REPORTING PERIOD

Global economic growth is likely to remain on an upward trajectory in the second half of 2007. However, higher interest rates worldwide may restrain growth somewhat, and a possible slowdown in U.S. consumer spending could curb the exports that have driven economic expansion in some regions. In general, however, the environment appears favorable for international stock markets.

Our focus will remain on our disciplined, balanced investment approach, which we believe will produce favorable results over the long term.

Types of Investments in Portfolio
                                                  % of net          % of net
                                                assets as of      assets as of
                                                  6/30/07           12/31/06
Foreign Common Stocks                              97.6%              97.6%
Foreign Preferred Stocks                            1.5%              1.6%
TOTAL EQUITY EXPOSURE                              99.1%              99.2%
Other Assets and Liabilities(1)                     0.9%              0.8%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of June 30, 2007
                                                  % of net          % of net
                                                assets as of      assets as of
                                                  6/30/07           12/31/06
United Kingdom                                     21.6%              22.2%
Japan                                              16.6%              17.5%
France                                             12.2%              10.8%
Germany                                            10.1%              9.2%
Australia                                           7.1%              5.4%
Switzerland                                         5.5%              6.3%
Italy                                               4.8%              4.8%
Spain                                               3.7%              3.5%
Netherlands                                         3.0%              4.5%
Sweden                                              2.8%              3.3%
Hong Kong                                           2.2%              2.1%
Finland                                             2.0%              1.8%
Other Countries                                     7.5%              7.8%
Cash and Equivalents(2)                             0.9%              0.8%

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                                                    Expenses
                         Beginning    Ending          Paid
                          Account    Account         During        Annualized
                           Value      Value          Period*         Expense
                          1/1/07     6/30/07    1/1/07 - 6/30/07     Ratio*
ACTUAL
Investor Class            $1,000    $1,132.50         $6.24           1.18%
Institutional Class       $1,000    $1,134.40         $5.19           0.98%
A Class                   $1,000    $1,131.60         $7.56           1.43%
B Class                   $1,000    $1,127.90        $11.50           2.18%
C Class                   $1,000    $1,127.90        $11.50           2.18%
R Class                   $1,000    $1,129.60         $8.87           1.68%

HYPOTHETICAL
Investor Class            $1,000    $1,018.94         $5.91           1.18%
Institutional Class       $1,000    $1,019.93         $4.91           0.98%
A Class                   $1,000    $1,017.70         $7.15           1.43%
B Class                   $1,000    $1,013.98        $10.89           2.18%
C Class                   $1,000    $1,013.98        $10.89           2.18%
R Class                   $1,000    $1,016.46         $8.40           1.68%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
International Core Equity

JUNE 30, 2007

Shares                                                                       Value

Common Stocks -- 97.6%

AUSTRALIA -- 7.1%
         5,400  Australia & New Zealand Banking Group Ltd.               $ 132,728
           100  CSL Ltd.                                                     7,461
         9,600  ING Industrial Fund                                         19,046
         3,600  Leighton Holdings Ltd.                                     125,906
        19,700  Minara Resources Ltd.(1)                                   121,596
        22,800  Perilya Ltd.                                                84,476
        11,900  Telstra Corp. Ltd.                                          46,311
         1,200  Telstra Corp. Ltd. Installment Receipts                      3,164
                                                                        ----------
                                                                           540,688
                                                                        ----------
AUSTRIA -- 0.8%
           300  Andritz AG                                                  19,893
           200  Bank Austria Creditanstalt AG                               38,712
                                                                        ----------
                                                                            58,605
                                                                        ----------
BELGIUM -- 1.2%
         2,100  Fortis SA                                                   89,566
                                                                        ----------
BERMUDA -- 0.1%
           400  Jardine Matheson Holdings Ltd.                               9,520
            42  Ship Finance International Ltd.                              1,232
                                                                        ----------
                                                                            10,752
                                                                        ----------
DENMARK -- 1.1%
           200  Carlsberg AS Cl B                                           24,262
           100  East Asiatic Co. Ltd. AS (The)                               5,520
           200  FLSmidth & Co. AS                                           15,787
           318  Novo Nordisk AS Cl B                                        34,702
                                                                        ----------
                                                                            80,271
                                                                        ----------
FINLAND -- 2.0%
         2,300  Rautaruukki Oyj                                            148,093
                                                                        ----------
FRANCE -- 12.2%
           100  Air France-KLM                                               4,682
         1,500  BNP Paribas                                                179,399
           100  Bonduelle S.C.A.                                            12,412
           332  Bongrain SA(1)                                              41,060
           100  Camaieu(2)                                                  37,900
         2,640  Credit Agricole SA(1)                                      107,880
         1,300  Peugeot SA                                                 105,190
           700  Plastic Omnium SA                                           36,668
         2,100  Rallye SA                                                  142,094
           200  Societe Generale                                            37,231
         1,600  Suez SA                                                     92,020
           500  Unibail-Rodamco                                            128,689
                                                                        ----------
                                                                           925,225
                                                                        ----------

Shares                                                                       Value

GERMANY -- 8.6%
           700  Deutsche Bank AG                                         $ 102,148
         1,800  Deutsche Lufthansa AG                                       50,579
           400  Douglas Holding AG                                          26,113
         2,800  ThyssenKrupp AG                                            167,250
         1,100  Volkswagen AG                                              175,839
         1,100  Vossloh AG                                                 129,223
                                                                        ----------
                                                                           651,152
                                                                        ----------
GREECE -- 0.8%
         2,700  SIDENOR Steel Products Manufacturing Co. SA                 57,523
                                                                        ----------
HONG KONG -- 2.2%
         9,000  Hang Lung Group Ltd.                                        40,638
        27,000  Industrial and Commercial Bank of China (Asia) Ltd.         57,400
         8,000  Vtech Holdings Ltd.                                         67,539
                                                                        ----------
                                                                           165,577
                                                                        ----------
IRELAND -- 0.6%
         1,200  Bank of Ireland                                             24,266
         4,500  Glanbia plc                                                 21,928
                                                                        ----------
                                                                            46,194
                                                                        ----------
ITALY -- 4.8%
         2,900  Danieli & C. Officine Meccaniche SpA(1)                     85,611
         3,300  Enel SpA                                                    35,622
         5,300  ENI SpA                                                    192,976
         1,700  Fiat SpA                                                    50,784
                                                                        ----------
                                                                           364,993
                                                                        ----------
JAPAN -- 16.6%
           100  Alfresa Holdings Corp.                                       6,975
         7,000  Brother Industries Ltd.(1)                                 102,935
         4,800  Capcom Co. Ltd.(1)                                          89,643
         2,300  Daiichi Sankyo Co. Ltd.                                     61,069
         1,300  Daiichikosho Co. Ltd.                                       14,113
           200  Eisai Co. Ltd.                                               8,737
        12,000  Itochu Corp.                                               139,142
        10,000  Kaken Pharmaceutical Co. Ltd.                               72,836
             3  KDDI Corp.                                                  22,240
         7,000  Kyowa Hakko Kogyo Co., Ltd.                                 66,104
         1,000  Meiji Dairies Corp.(1)                                       6,374
         3,000  Mitsumi Electric Co., Ltd.                                 107,669
         1,000  Mochida Pharmaceutical Co. Ltd.                              9,443
         1,000  Nippon Oil Corp.                                             9,305
         4,000  Nippon Steel Corp.                                          28,192
         1,000  Nippon Suisan Kaisha Ltd.                                    6,407

------
9

International Core Equity

Shares                                                                       Value

            16  Nippon Telegraph & Telephone Corp.                        $ 71,065
         1,800  Okinawa Electric Power Co. Inc. (The)(1)                   105,526
         7,000  Pacific Metals Co. Ltd.                                    117,373
           700  Seiko Epson Corp.                                           20,292
           200  Suzuken Co. Ltd.                                             6,252
           200  Tohoku Electric Power Co., Inc.                              4,490
         2,400  Tokyo Electric Power Co. Inc. (The)(1)                      77,171
         5,000  TonenGeneral Sekiyu K.K.(1)                                 48,841
         1,000  Uni-Charm Corp.(1)                                          56,757
                                                                        ----------
                                                                         1,258,951
                                                                        ----------
NETHERLANDS -- 3.0%
         1,400  ABN AMRO Holding N.V.                                       64,524
         1,600  ASM International N.V.(1)(2)                                43,075
         2,300  ING Groep N.V. CVA                                         102,080
           600  Koninklijke KPN N.V.                                        10,005
           200  Royal Dutch Shell plc Cl B                                   8,364
                                                                        ----------
                                                                           228,048
                                                                        ----------
NEW ZEALAND -- 0.1%
         2,600  Telecom Corp. of New Zealand Ltd.(1)                         9,183
                                                                        ----------
NORWAY -- 1.1%
           400  Frontline Ltd.                                              18,546
           400  Norsk Hydro ASA                                             15,461
         2,000  Petroleum Geo-Services ASA                                  49,927
                                                                        ----------
                                                                            83,934
                                                                        ----------
PORTUGAL -- 0.3%
           400  Banco Espirito Santo, SA                                     8,923
           700  Semapa - Sociedade de Investimento e Gestao SGPS, SA        12,639
                                                                        ----------
                                                                            21,562
                                                                        ----------
SINGAPORE -- 1.4%
         3,000  CapitaMall Trust                                             8,272
         2,000  Keppel Corp. Ltd.                                           16,334
        23,000  Neptune Orient Lines Ltd.                                   79,645
           500  Singapore Petroleum Co. Ltd.                                 1,878
                                                                        ----------
                                                                           106,129
                                                                        ----------
SPAIN -- 3.7%
           600  Duro Felguera, SA                                            6,375
           200  Obrascon Huarte Lain, SA                                     9,066
         2,100  Repsol YPF, SA                                              83,142
         8,000  Telefonica SA                                              179,102
                                                                        ----------
                                                                           277,685
                                                                        ----------

Shares                                                                       Value

SWEDEN -- 2.8%
         3,400  Electrolux AB, Series B                                   $ 81,015
           167  JM AB                                                        5,102
         4,100  Peab AB                                                    128,262
                                                                        ----------
                                                                           214,379
                                                                        ----------
SWITZERLAND -- 5.5%
           500  Actelion Ltd.(2)                                            22,364
           500  Baloise Holding AG                                          49,556
            41  Banque Cantonale Vaudoise                                   21,140
            30  Bucher Industries AG                                         4,820
         1,344  Credit Suisse Group                                         96,082
           100  Forbo Holding AG(2)                                         54,835
           100  Galenica Holding AG                                         36,748
           100  St. Galler Kantonalbank(2)                                  49,679
           100  Swiss Life Holding                                          26,517
           300  Swiss Reinsurance                                           27,475
           400  Tecan Group AG                                              26,975
                                                                        ----------
                                                                           416,191
                                                                        ----------
UNITED KINGDOM -- 21.6%
         2,000  Alliance & Leicester plc                                    44,409
           400  AstraZeneca plc                                             21,546
         8,900  Aviva plc                                                  132,849
           800  Babcock International Group plc                              8,673
           700  Berkeley Group Holdings plc                                 25,029
         5,000  Bovis Homes Group plc                                       89,642
        11,400  British Airways plc(2)                                      95,783
        11,900  Britvic plc                                                 92,518
        22,500  BT Group plc                                               150,197
         7,000  Dairy Crest Group plc                                       95,634
         2,800  De La Rue plc                                               43,791
         5,000  HBOS plc                                                    98,927
         1,000  Hunting plc                                                 14,706
         4,700  Investec plc                                                60,673
         7,200  Kesa Electricals plc                                        45,497
        48,200  Legal & General Group plc                                  145,250
        11,000  Lloyds TSB Group plc                                       122,788
        22,100  Old Mutual plc                                              74,939
        11,600  Royal Bank of Scotland Group plc                           147,418
         2,400  Shanks Group plc                                            11,998
         8,500  St Ives plc                                                 41,340
         1,300  TT electronics plc                                           4,802
         6,300  Wetherspoon (J.D.) plc                                      70,261
                                                                        ----------
                                                                         1,638,670
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $6,695,635)                                                        7,393,371
                                                                        ----------

------
10

International Core Equity

Shares                                                                       Value

Preferred Stocks -- 1.5%

GERMANY -- 1.5%
         2,800  ProSiebenSat.1 Media AG                                  $ 110,969
(Cost $84,609)                                                          ----------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 9.5%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 6/29/07, due 7/2/07 (Delivery value
$717,803)
(Cost $717,486)                                                            717,486
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 108.6%
(Cost $7,497,730)                                                        8,221,826
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (8.6)%                                   (652,856)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $7,568,970
                                                                        ==========

Market Sector Diversification (Unaudited)
(as a % of net assets)
Financials                              29.7%
Industrials                             12.8%
Consumer Discretionary                  12.8%
Materials                                9.7%
Consumer Staples                         6.7%
Telecommunication Services               6.5%
Energy                                   5.9%
Information Technology                   5.8%
Health Care                              5.0%
Utilities                                4.2%
Cash and Equivalents*                    0.9%

*Includes securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen

(1) Security, or a portion thereof, was on loan as of June 30, 2007.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007

ASSETS

Investment securities -- at value (cost of $6,780,244) -- including
$718,003 of securities on loan                                          $7,504,340

Investments made with cash collateral received for securities on
loan, at value (cost of $717,486)                                          717,486
                                                                        ----------
Total investment securities, at value (cost of $7,497,730)               8,221,826

Cash                                                                        42,318

Cash collateral received for securities on loan                              1,145

Foreign currency holdings, at value (cost of $8,272)                         8,305

Receivable for investments sold                                              5,500

Receivable for capital shares sold                                             100

Dividends and interest receivable                                           18,089
                                                                        ----------
                                                                         8,297,283
                                                                        ----------

LIABILITIES

Payable for collateral received for securities on loan                     718,631

Accrued management fees                                                      6,932

Distribution fees payable                                                    1,503

Service fees (and distribution fees -- A Class and R Class) payable          1,247
                                                                        ----------
                                                                           728,313
                                                                        ----------

NET ASSETS                                                              $7,568,970
                                                                        ==========

See Notes to Financial Statements.

------
12

JUNE 30, 2007

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                 $6,414,034

Undistributed net investment income                                         84,182

Undistributed net realized gain on investment and foreign currency
transactions                                                               346,827

Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                      723,927
                                                                        ----------
                                                                        $7,568,970
                                                                        ==========

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                              $1,493,251
Shares outstanding                                                         125,657
Net asset value per share                                                   $11.88

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                              $1,207,555
Shares outstanding                                                         101,500
Net asset value per share                                                   $11.90

A CLASS, $0.01 PAR VALUE
Net assets                                                              $1,226,084
Shares outstanding                                                         103,325
Net asset value per share                                                   $11.87
Maximum offering price (net asset value divided by 0.9425)                  $12.59

B CLASS, $0.01 PAR VALUE
Net assets                                                              $1,208,481
Shares outstanding                                                         102,284
Net asset value per share                                                   $11.81

C CLASS, $0.01 PAR VALUE
Net assets                                                              $1,230,913
Shares outstanding                                                         104,182
Net asset value per share                                                   $11.82

R CLASS, $0.01 PAR VALUE
Net assets                                                              $1,202,686
Shares outstanding                                                         101,500
Net asset value per share                                                   $11.85

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2007(1)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $13,058)                     $ 135,344

Interest                                                                     3,888

Securities lending                                                           1,152
                                                                       -----------
                                                                           140,384
                                                                       -----------

EXPENSES:

Management fees                                                             44,950

Distribution fees:

 B Class                                                                     4,917

 C Class                                                                     4,935

Service fees:

 B Class                                                                     1,639

 C Class                                                                     1,645

Distribution and service fees:

 A Class                                                                     1,650

 R Class                                                                     3,274

Directors' fees and expenses                                                   105

Other expenses                                                               1,067
                                                                       -----------
                                                                            64,182
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                                76,202
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                    372,866

Foreign currency transactions                                             (25,297)
                                                                       -----------
                                                                           347,569
                                                                       -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                                654,615

Translation of assets and liabilities in foreign currencies                 69,312
                                                                       -----------
                                                                           723,927
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                  1,071,496
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $1,147,698
                                                                       ===========

(1) November 30, 2006 (fund inception) through June 30, 2007.

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

PERIOD ENDED JUNE 30, 2007(1)

Increase (Decrease) in Net Assets                                             2007

OPERATIONS

Net investment income (loss)                                              $ 76,202

Net realized gain (loss)                                                   347,569

Change in net unrealized appreciation (depreciation)                       723,927
                                                                        ----------
Net increase (decrease) in net assets resulting from operations          1,147,698
                                                                        ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital share transactions    6,421,272
                                                                        ----------

NET INCREASE (DECREASE) IN NET ASSETS                                    7,568,970

NET ASSETS

End of period                                                           $7,568,970
                                                                        ==========

Undistributed net investment income                                        $84,182
                                                                        ==========

(1) November 30, 2006 (fund inception) through June 30, 2007.

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. International Core Equity
Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. All classes of the fund commenced sale on November 30,
2006, the fund's inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds.
The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R
Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the period November 30, 2006 (fund inception) through June 30, 2007 was 1.15% for all classes except
Institutional Class, which was 0.95%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively, the plans), pursuant to
Rule 12b-1 of the 1940 Act. The plans provide that the B Class and C Class each will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee of 0.75% and a service fee of 0.25%. The plans provide that the A Class and the R Class each will pay ACIS an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B
Class, C Class and R Class shares. Fees incurred under the plans during the period November 30, 2006 (fund inception) through June 30, 2007, are detailed in the Statement of Operations.

OTHER EXPENSES -- A portion of other expenses was due to recurring expenses paid by the fund that were higher than expected. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.03%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM owns 95% of the shares of the fund.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the period November 30, 2006 (fund inception) through June
30, 2007, were $9,910,439 and $3,480,874, respectively.

------
18

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                           Period ended June 30, 2007(1)
                                               Shares          Amount

INVESTOR CLASS/SHARES AUTHORIZED              100,000,000
                                             ============
Sold                                              127,758      $1,308,099
Redeemed                                          (2,101)     (23,693)(2)
                                             ------------    ------------
                                                  125,657       1,284,406
                                             ------------    ------------
INSTITUTIONAL CLASS/SHARES AUTHORIZED          50,000,000
                                             ============
Sold                                              101,500       1,015,013
                                             ------------    ------------
A CLASS/SHARES AUTHORIZED                      10,000,000
                                             ============
Sold                                              103,325       1,036,231
                                             ------------    ------------
B CLASS/SHARES AUTHORIZED                      10,000,000
                                             ============
Sold                                              102,284       1,023,994
                                             ------------    ------------
C CLASS/SHARES AUTHORIZED                      10,000,000
                                             ============
Sold                                              104,182       1,046,615
                                             ------------    ------------
R CLASS/SHARES AUTHORIZED                      10,000,000
                                             ============
Sold                                              101,500       1,015,013
                                             ------------    ------------
Net increase (decrease)                           638,448      $6,421,272
                                             ============    ============

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Net of redemption fees of $117.

5. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $718,003, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $756,428. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 13, 2006, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the period ended June 30, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

------
19

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the period November 30,
2006 (fund inception) through June 30, 2007.

As of June 30, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                         $7,499,024
                                                                        ==========
Gross tax appreciation of investments                                     $907,942

Gross tax depreciation of investments                                    (185,140)
                                                                        ----------
Net tax appreciation (depreciation) of investments                        $722,802
                                                                        ==========
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies                               $164
                                                                        ----------
Net tax appreciation (depreciation)                                       $722,966
                                                                        ==========
Undistributed ordinary income                                             $431,970

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

As of June 30, 2007, the fund designates $13,058 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
20

FINANCIAL HIGHLIGHTS
International Core Equity

Investor Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $10.00
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.15

 Net Realized and Unrealized Gain (Loss)                              1.73
                                                                  --------
 Total From Investment Operations                                     1.88
                                                                  --------
Net Asset Value, End of Period                                      $11.88
                                                                  ========

TOTAL RETURN(3)                                                     18.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.18%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       2.30%(4)

Portfolio Turnover Rate                                                51%

Net Assets, End of Period (in thousands)                            $1,493

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
21

International Core Equity

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $10.00
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.16

 Net Realized and Unrealized Gain (Loss)                              1.74
                                                                  --------
 Total From Investment Operations                                     1.90
                                                                  --------
Net Asset Value, End of Period                                      $11.90
                                                                  ========

TOTAL RETURN(3)                                                     19.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.98%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       2.50%(4)

Portfolio Turnover Rate                                                51%

Net Assets, End of Period (in thousands)                            $1,208

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
22

International Core Equity

A Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $10.00
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.13

 Net Realized and Unrealized Gain (Loss)                              1.74
                                                                  --------
 Total From Investment Operations                                     1.87
                                                                  --------
Net Asset Value, End of Period                                      $11.87
                                                                  ========

TOTAL RETURN(3)                                                     18.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.43%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       2.05%(4)

Portfolio Turnover Rate                                                51%

Net Assets, End of Period (in thousands)                            $1,226

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
23

International Core Equity

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $10.00
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.08

 Net Realized and Unrealized Gain (Loss)                              1.73
                                                                  --------
 Total From Investment Operations                                     1.81
                                                                  --------
Net Asset Value, End of Period                                      $11.81
                                                                  ========

TOTAL RETURN(3)                                                     18.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 2.18%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.30%(4)

Portfolio Turnover Rate                                                51%

Net Assets, End of Period (in thousands)                            $1,208

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
24

International Core Equity

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $10.00
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.08

 Net Realized and Unrealized Gain (Loss)                              1.74
                                                                  --------
 Total From Investment Operations                                     1.82
                                                                  --------
Net Asset Value, End of Period                                      $11.82
                                                                  ========

TOTAL RETURN(3)                                                     18.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 2.18%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.30%(4)

Portfolio Turnover Rate                                                51%

Net Assets, End of Period (in thousands)                            $1,231

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
25

International Core Equity

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $10.00
                                                                  --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.11

 Net Realized and Unrealized Gain (Loss)                              1.74
                                                                  --------
 Total From Investment Operations                                     1.85
                                                                  --------
Net Asset Value, End of Period                                      $11.85
                                                                  ========

TOTAL RETURN(3)                                                     18.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.68%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.80%(4)

Portfolio Turnover Rate                                                51%

Net Assets, End of Period (in thousands)                            $1,203

(1) November 30, 2006 (fund inception) through June 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of the American Century Quantitative Equity Funds, Inc. and
Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International
Core Equity Fund (one of the ten funds comprising the American Century
Quantitative Equity Funds, Inc., hereafter referred to as the "Fund") at June
30, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2007

------
27

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
investment advisor); the fund's principal underwriter, American Century
Investment Services, Inc. (ACIS); and the fund's transfer agent, American
Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTOR

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
28

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer and Chief
Investment Officer, Hall Capital Partners, LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Director (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Cadence Design Systems (1992
to present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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29

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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30

SHARE CLASS INFORMATION

Six classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, A Class, B Class, C Class and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of A Class, B Class, C Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

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31

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
32

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
33

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE® (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE® GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE® VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI PACIFIC FREE EX-JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region less Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

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34

NOTES

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35

NOTES

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36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-ANN-55622N

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a(2)     Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee  financial experts.  They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2006:  $198,742
          FY 2007:  $225,075

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2006:  $0
          FY 2007:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2006:  $33,789
          FY 2007:  $30,976

          These services  included  review of federal and state income tax forms and federal excise tax forms for 2006.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2006:  $0
          FY 2007:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(e)(1)    In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services described in each of paragraphs (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2006:  $287,369
          FY 2007:  $45,376

          The funds in the  registrant  (except for  International  Core Equity)
          changed their fiscal year end from December 31 to June 30.  Therefore, the amounts reported in this Item 4(g) represent a six-month reporting period from January 1, 2007 to June 30, 2007.

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:  /s/ Jonathan S. Thomas
     -------------------------------------------------
     Name:   Jonathan S. Thomas
     Title:  President

Date:    August 29, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:  /s/ Jonathan S. Thomas
     -------------------------------------------------
     Name:   Jonathan S. Thomas
     Title:  President
             (principal executive officer)

Date:    August 29, 2007

By:  /s/ Robert J. Leach
     --------------------------------------------------
     Name:   Robert J. Leach
     Title:  Vice President, Treasurer, and
             Chief Financial Officer
             (principal financial officer)

Date:    August 29, 2007